                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                        )
INTERMET CORPORATION, ET AL   )   CASE NO: 04-67597
                              )   Chapter 11
                              )   Judge: Marci B. McIvor
INTERMET CORP.                )
                     Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X    Operating Statement              (Form 2)

     X    Balance Sheet                    (Form 3)

     X    Summary of Operations            (Form 4)

     X    Monthly Cash Statement           (Form 5)

     X    Statement of Compensation        (Form 6)

     X    Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


                                        /s/ Robert E. Belts
Dated: OCTOBER 20, 2005                 ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 9-30-05
($000's)

                                          CASE # 04-67597
                                              INTERMET
                                              CORP(*)
                                       ---------------------
                                       Current   Total Since
                                        Month       Filing
                                       -------   -----------
   Net Sales                           49,793      633,396

Cost of Goods Sold
Materials and Freight                  18,046      209,566
Wages - Hourly                          8,370      103,182
Wages-Salary                            2,334       31,192
Employee Benefits and Pension           4,935       67,573
   Repairs & Maintenance                2,130       31,832
Supplies                                2,759       33,853
Utilities                               3,310       37,408
Purchased Components/Services           3,716       45,979
Income(loss) from Pattern Sales          (166)         508
   Fixed Asset - (gain/loss)               --         (114)
   MIS Expense                            190        2,821
   Travel & Entertainment                  63          692
   Other Variable Costs                 1,568       24,675
   Depreciation & Amortization          2,632       32,922
   Other Allocated Fixed Costs            155        3,892
   Other Fixed Costs                    1,038       13,879
                                       ------     --------
Cost of Goods Sold                     51,080      639,860

Gross Profit                           (1,287)      (6,464)

Plant SG&A Expense                         72        1,571
SG&A Expense - Allocation (Sched 1)     1,979       33,938
   Other Operating Expenses             1,282      204,983
                                       ------     --------
   Total Operating Expenses             3,333      240,492

   Operating Profit                    (4,620)    (246,956)

   Outside Interest Income                  5          475
   Outside Interest (Expense)          (2,153)     (28,180)
   Intercompany Interest Income         2,321       10,686
   Intercompany Interest (Expense)     (2,322)     (10,685)
   Charges (From) Affiliates           (1,648)     (19,450)
   Charges To Affiliates                1,723       20,305
   Gain/(Loss) On Sales Of Assets          (3)       2,352
   Outside Dividend Income                 --           --
   Foreign Exchange Gain/(Loss)            --           --
Income/Loss From European Operations      694        3,812
   Other Income/(Expense)              (2,399)     (22,712)
                                       ------     --------
   Total Non-Operating Expenses        (3,782)     (43,397)

   Income Before Income Taxes          (8,402)    (290,353)

   Income Tax Expense                     162          969
                                       ------     --------
   Net Income                          (8,564)    (291,322)
                                       ======     ========

(*) Intermet Corporate includes the consolidated results of Intermet Corporate and its domestic subsidiaries as well as the income from European Operations.

Intermet Corp and Subsidiaries
Corporate Selling, General and Administrative Costs                   Schedule 1
(Allocation of Corporate Costs to Filing Entities)                     September
(000's)

                                            September
                                            ---------
Officer Compensation                         $  189
Salary Expense other Employees                  949
Employee Benefits and Pension                  (166)
Payroll Taxes                                    49
Other Taxes                                      (1)
Rent and Lease Expense                          203
Interest Expense
Insurance                                        54
Automobile and Truck Expense                     11
Utilities(Gas Electric,Phone)                    51
Depreciation                                     87
Travel and Entertainment                        155
Repairs and Maintenance                          40
Advertising/Promotion                             0
Supplies, Office Expense                         33

OTHER:
Contributions                                     0
Professional Fees - Audit/Tax                   350
Bank Fees                                         0
Public Reporting Fees                          (100)
Employee Relocation/Training                      5
Data Processing                                  25
Dues and Subscriptions                           12
Outside Services                                245
Project Development Costs net of Billings        19
Director Fees                                    25
Miscellaneous                                     1
Legal Fees                                       26
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (204)
                                             ------
                                             $1,979
                                             ======

Allocation:
Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       327
                                             ------
Total                                        $1,979
                                             ======

Intermet Corp. and Subsidaries
Balance Sheet as of 09-30-05
($000's)

                                                 SEPTEMBER           AUGUST
                                              CASE # 04-67597   CASE # 04-67597
                                              ---------------   ---------------
                                                  INTERMET          INTERMET
                                               CORP (NOTE 1)     CORP (NOTE 1)
                                              ---------------   ---------------
Cash And Equivalents                             $   4,459         $   4,341
Accounts Receivable                                 85,825            76,675
Short-Term Intercompany Receivables                     (3)               (4)
Inventories                                         54,727            58,141
Other Current Assets                                 8,343             8,821
                                                 ---------         ---------
   TOTAL CURRENT ASSETS                            153,351           147,974

Land and Buildings                                 111,968           111,963
Machinery & Equipment                              391,852           392,934
Construction In Progress                            12,165            10,734
                                                 ---------         ---------
Total Fixed Assets                                 515,985           515,631
Accumulated Depreciation                          (334,173)         (332,994)
                                                 ---------         ---------
   NET FIXED ASSETS                                181,812           182,637

Investment In Subsidiaries                              (2)               (2)
Investment In European Operations (Note #2)         85,981            86,352
Long-Term Intercompany Receivables                       0                 0
Deferred Taxes, Long-Term Asset                         80                80
Other Assets                                        12,186            12,509
                                                 ---------         ---------
   TOTAL ASSETS                                  $ 433,408         $ 429,550
                                                 =========         =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                 $  15,815         $  11,424
Wages and Salaries (See schedule)                   10,144             9,096
Taxes Payable - (See schedule)                       8,702             7,932
                                                 ---------         ---------
   TOTAL POST PETITION LIABILITIES                  34,661            28,452

SECURED LIABILITIES:
SECURED DEBT                                       213,107           200,889

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
Accrued Income Taxes                                   607               607
Accrued Tax - State                                   (316)             (316)
Accrued Property Taxes                                   0                 0
Accrued Workers Comp.                                7,611             8,325
Accrued Payroll                                      2,653             2,653
Accrued Payroll Taxes                                    0                 0
                                                 ---------         ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES          10,555            11,269

UNSECURED LIABILITIES
Accounts Payable                                    62,944            62,932
Senior & IDR Bonds                                 177,000           177,000
                                                 ---------         ---------
TOTAL UNSECURED LIABILITIES                        239,944           239,932

OTHER LIABILITIES
Accrued Liabilities                                 35,120            36,456
Short-Term Intercompany Payables                        (1)               (1)
Retirement Benefits                                 83,571            86,543
Deferred Taxes - Long-Term Liability                (3,838)           (3,838)
Other Long-Term Liabilities                          3,362             3,207
Long-Term Intercompany Payables                     (1,544)           (1,458)
                                                 ---------         ---------
   TOTAL LIABILITIES                               614,937           601,451

Common Stock                                         2,608             2,608
Capital In Excess Of Par Value                      36,276            36,276
Retained Earnings - Prepetition                      8,831             8,831
Retained Earnings - Post Petition                 (294,878)         (285,620)
Equity In European Operations                       85,981            86,352
Accumulated Translation Adjustment                   3,859             3,858
Minimum Pension Liability Adjustment               (24,093)          (24,093)
Unearned Restricted Stock                             (113)             (113)
                                                 ---------         ---------
TOTAL SHAREHOLDER EQUITY                          (181,529)         (171,901)
                                                 ---------         ---------
   TOTAL LIABILITIES AND EQUITY                  $ 433,408         $ 429,550
                                                 =========         =========

Note 1:

The financial information contained in the operating statement and balance sheet in the monthly operating statement for Intermet Corporation represents the consolidation of all of its domestic subsidiaries that are debtors, other than Intermet Holding Company. Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation's foreign subsidiaries. Certain amounts in the previous operating reports have been reclassified to conform to the presentation of the September operating reports.

Note 2

"Investment in European Operations" is net of $39,632 in September and $39,990 in August, representing intercompany liabilities of Intermet Corporation to our non-debtor European operations. If this amount were to be reclassified as a separate intercompany liability rather than a reduction in the amount of Intermet's Investment in European Operations, it could be subject to cancellation or compromise. We are currently evaluating the treatment of this intercompany liability with our tax and other advisors in order to determine the ultimate effect of this intercompany liability, if any, upon the debtors.

PERIOD ENDED: 09-30-05                                            CASE #04-67597

                              INTERMET CORPORATION
                         CORPORATE BOOKS ONLY - NO SUBS
                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                   Balance
                                         as of       Accrued /    Payments /       as of
                                     As of 8/31/05    Withheld     Deposits       9/30/05
                                     -------------   ----------   ----------   ------------
Income tax withheld: Federal         $          0    $        0    $      0    $          0
Income tax withheld: State                      0             0           0               0
Income tax withheld: Local                      0             0           0               0
FICA Withheld                                   0             0           0               0
Employers FICA                                  0             0           0               0
Unemployment Tax: Federal                      (0)            0           0              (0)
Unemployment Tax: State                         0             0           0               0
All Other Payroll W/H                     (29,218)     (370,658)    314,190         (85,686)
State Taxes: Inc./Sales/Use/Excise     (3,655,534)      (45,080)    220,439      (3,480,175)
Federal                                   608,295             0           0         608,295
Property Taxes                            (13,069)            0      (1,600)        (14,669)
Workers Compensation                     (497,282)            0           0        (497,282)
                                     ------------    ----------    --------    ------------
Total                                 ($3,586,808)    ($415,738)   $533,029     ($3,469,517)

Wages and Salaries                     (4,298,374)     (323,938)        990      (4,621,322)
                                     ------------    ----------    --------    ------------
Grand Total                           ($7,885,182)    ($739,676)   $534,019     ($8,090,839)
                                     ============    ==========    ========    ============

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total     0-30 Days    30-60 Days   Over 60 Days
----------------------------   ----------   ----------   ----------   ------------
Accounts Payable               $1,802,792   $1,802,792       $0
Accounts Receivable                N/A

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
Month Ended 9/30/2005

                                                               MONTHLY CASH STATEMENT
                                                                   CASE # 04-67597
                                                                INTERMET CORPORATION
                     ----------------------------------------------------------------------------------------------------------
    ACCOUNT TYPE       CONCEN.      LOCKBOX       AP          PR        MEDICAL     MEDICAL     MEDICAL     MEDICAL    ENVIRON.
     Account #        1054530796  5401086482  2770716377  2770716716  2770722672  5402307572  5402307564  2770722680   400806.1
        BANK          Stan. Fed.  Stan. Fed.  Stan. Fed.  Stan. Fed.  Stan. Fed.  Stan. Fed.  Stan. Fed.  Stan. Fed.   Lasalle
    ------------     -----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ---------
BEGINNING BANK
BALANCE                4,262,275         --           --         --         --          --          --          --    3,110,036
RECEIPTS              14,476,928    183,614           --         --         --          --          --          --        8,034
TRANSFERS IN          29,462,345         --    1,813,808    640,276     56,141      46,809       5,647      66,688           --
DIP INFLOW            39,466,750         --           --         --         --          --          --          --           --
DISBURSEMENTS        (28,488,845)  (183,614)  (1,813,808)  (640,276)   (56,141)    (46,809)     (5,647)    (66,688)     (29,045)
                               A                                  A          A           A           A           A            A
TRANSFERS OUT        (26,888,970)        --           --         --         --          --          --          --           --
DIP REPAYMENT        (27,866,750)        --           --         --         --          --          --          --           --
                     -----------   --------   ----------   --------    -------     -------      ------     -------    ---------
ENDING BANK BALANCE    4,423,734         --           --         --                     --          --          --    3,089,025

Corporate Disbursements Paid for Corporate (Includes Corporate Payroll
   of $1,023,683)                                                         11,295,751 E
Material Wires Paid by Corporate on Behalf of Plants                      16,163,720
Payroll Paid by Corporate on Behalf of Plants                              1,873,980
                                                                         -----------
Total Wires & Other Disbursements by Corporate (Excludes Corporate
   Checks)                                                                29,333,451 Sum of A
Corporate Checks Issued Pertaining to Corporate                            1,453,327 E
Corporate Checks Issued Pertaining to Plants (Debit Memos)                   377,919
                                                                         -----------
Total Corporate Disbursements (See Total Disbursements Reconciliation)   $31,164,697
                                                                         ===========
Outstanding Checks As of August 31                                           276,322
Voided Checks Outstanding as of August 31                                         --
Checks Issued During September                                             1,831,246
Checks Cleared During September                                           (1,813,258) Excludes $550 for Payroll Tax Fees
                                                                         -----------
Outstanding Checks as of September 30 (See Outstanding Checklist)        $   294,310
                                                                         ===========

   Sum of E $ 12,749,078 REPESENTS TOTAL DISBURSEMENTS PERTAINING TO CORPORATE

INTERMET CORPORATE                                               CASE # 04-67597
CASH DISBURSEMENTS
SEPTEMBER 2005

             VENDOR                TOTAL DISBURSEMENTS
             ------                -------------------
A CUT ABOVE LANDSCAPE                 $    1,100.00
ABC COKE                                 377,407.61
ACE AMERICAN INSURANCE CO.               140,548.86
AETNA U.S. HEALTHCARE                     19,425.15
AIRGAS MID AMERICA                            40.64
ALABAMA DEPT OF REVENUE                       45.00
ALABAMA POWER                                986.00
ALCAN ALUMINUM                           386,931.60
ALCOA ALUMINUM                         1,636,141.89
ALFE HEAT TREATING                       241,095.56
ALLIED MINERAL PRODUCTS                   63,616.12
ALLIED VAN LINES                           9,631.32
ALTER TRADING                             55,897.25
ALUAR ALUMINUM                           125,352.76
ALUMINUM RESOURCES                         3,567.30
AMACOR                                   138,600.00
AMERENCIPS                                 8,166.39
AMERICAN DIABETES ASSOCIATION                 50.00
AMERICAN FOUNDRY SOCIETY                   3,750.00
AMG, INC.                                  5,600.00
AMTECH INTERNATIONAL GROUP,LTD            38,286.00
ANDREWS, THOMAS                            6,983.58
ANX EBUSINESS                              3,456.00
APPALACHIAN POWER                          1,869.83
ARCH CONSULTING ASSOCIATES                   775.00
ASCOM HASLER                                  96.80
AT&T                                       2,541.51
B83 TESTING & ENGINEERING, INC             4,395.00
BEHR METALS                              339,570.00
BELLSOUTH                                  2,341.95
BELTS, ROBERT                                 29.75
BENT TUBE INC.                               741.07
BENTONITE PERFORMANCE MINERALS            64,875.00
BERNARD E. WALLACE, JR.                      900.00
BERWYN GROUP, THE                            815.00
B-H TRANSFER                              15,139.99
BOWNE OF CHICAGO                          47,998.00
BRUECHERT, PAUL                               63.75
BRYANT'S TREE SERVICE                        225.00
BSW, INC.                                     50.00
BUREAU OF NATIONAL                         1,713.00
BURTON, GLEN                                 808.76
CACHEAUX, CAVAZOS & NEWTON                 1,408.79
CARTER, ERIC                                 207.44
CCMA                                     171,459.43
CHICAGO SOFT                                 184.00
CINTAS CORPORATION                           100.10
CITY OF HAVANA                                 9.42
CITY OF RADFORD                           10,681.34
CLARK GRAPHICS INC.                        1,401.32
CLIENT SERVICES-ECM                          105.10
COLUMBUS WATER WORKS                         260.20
COM ED                                       173.18
COMPUTER ASSOCIATES INTL INC              22,494.00
COMPUWARE CORP.                              825.00
CONCENTRA MEDICAL CENTERS                     68.50
COR SOLUTIONS, INC.                       25,004.00
COX, MICHAEL                                 610.72
DALTON'S SERVICES, INC.                    1,800.00
DANA                                     190,745.20
DATA TECHNOLOGY GROUP, INC.                6,275.00
DEAD SEA MAGNESIUM                       130,098.96
DELL MARKETING L.P.                        1,936.97
DEPARTMENT OF FINANICIAL                      80.00
DILLIN DEVELOPMENT CORP.                   1,560.00
DIMETEK                                   12,498.60
DME RR                                    97,079.59
DODSON PEST CONTROL                          100.00

             VENDOR                TOTAL DISBURSEMENTS
             ------                -------------------
DONALD L. WOESSNER                         1,018.41
DORSEY & WHITNEY LLP                       1,383.54
DOYLE, PAT                                 1,041.66
DRUSCHITZ, ALAN P.                         1,219.14
DUN & BRADSTREET                              39.95
EASTERN ALLOYS, INC.                     174,189.50
EDWIN B. BRANCH                           16,831.97
EKK, INC.                                  2,400.00
ELKEM METALS, INC.                       269,316.43
ENBRIDGE GAS SERVICES                     24,677.92
ENTERPRISE FLEET SERVICES                 11,674.51
EXEC-U-CARE                                5,155.92
EXECUTIVE COFFEE SYSTEMS                     421.12
FAHRNER, JOHN                                385.76
FAIRMONT MINERALS                         56,593.00
FEARS, HARDING                                96.37
FEDERAL RESERVE BANK OF                      550.00
FINANCIAL BALLOTING GROUP LLC             14,910.00
FIRE & SAFETY EQUIPMENT CO.                   27.00
FOCAL COMM. OF MICHIGAN                      478.49
FOSECO METALLURGICAL INC.                 61,218.02
FRANCZUK, HELEN                               23.25
G & H DIVERSIFIED MFG.                     6,465.40
GARRETT, JOE                               1,878.97
GE CAPITAL                                19,512.14
GEORGIA DEPT OF REVENUE                  170,000.00
GEORGIA POWER                              4,255.17
GILLILAND, TIM                             3,320.18
GLOBAL ENGINEERING DOCUMENTS                  39.00
GLOBAL EXCHANGE SERVICES                   1,466.04
GLOBE                                    426,235.80
GOPAL, NANDA P N                           2,387.69
GRECCO, JOSEPH R                              92.95
GROUNDWATER & ENVIRONMENTAL                9,963.64
GXS LIMITED SPECIAL BILLING                  101.80
HA INTERNATIONAL LLC                     231,666.39
HARMON, JOE                                1,727.41
HEAVIN, TODD                                 173.16
HEMING, DANIEL                               937.75
HENRY, CHAD                                  552.99
HOOVER, ROB                                  199.85
HORN, REGINA                                  36.24
HOWARD & HOWARD                            2,110.00
HUMAN RESOURCE EXECUTIVE                      64.95
IBM                                        5,898.10
IBM CORPORATION                           31,959.34
IKON FINANCIAL SERVICES                    1,925.42
IKON OFFICE SOLUTIONS                      5,244.44
ILLINOIS ENVIRONMENTAL                       500.00
IMCO RECYCLING                           537,703.83
INTERSTATE ELECTRICAL SUPPLY                  49.76
IRON MOUNTAIN RECORDS MGMT                   258.78
IRVIN, LESLIE B                              118.51
J.W. MARTIN                                  326.56
JACKSON, SHIELDS, YEISER, HOLT             3,130.00
JACOBSEN'S FLOWERS INC.                      174.87
JAMES DAVIS CLEANING SERVICE                 500.00
JOCK ABELL LANDSCAPING                       360.00
JOHN HANCOCK FINANCIAL SVCS.                 395.00
JOHN P. CRECINE                              687.74
JOHNSON, TYRONE                              825.89
JP MORGAN CHASE BANK, N.A.               375,211.15
KARJALA, MARY JO                              10.00
KLEIN, KYLE                                1,310.02
KUNZ, DONNY                                1,736.69
KUZINSKI, MARK                               212.23
LAND TRANSPORTATION                      194,069.95
LEONARD BROS. DATA MANAGEMENT                337.02
LIEBERT GLOBAL SERVICES                    3,202.25
LINA                                         608.00
LISIO, JOHN                                1,725.81
LONGHURST, JOHN                            3,013.40
LORENZ, CHAD                                 262.16
LOVELL, TONY                               1,160.40
MACIOCE, RAPHAEL                              89.40

             VENDOR                TOTAL DISBURSEMENTS
             ------                -------------------
MAINLINE PROFESSIONAL SERVICES             2,800.00
MALECKI, ELIZABETH                         1,440.00
MALLON, ROBERT                               347.14
MARTIN, J.W.                                 652.40
MARTINEZ, FRED                               426.27
MAYBERRY RIGGERS                             600.00
MAYER,BROWN,ROWE & MAW                     5,266.25
MCCOLLUM, WILLIAM E.                       2,717.01
MCDONALD, MATT                               828.95
MCI TELECOMMUNICATIONS                       500.00
MERCER HUMAN RESOURCE                    224,556.00
METLIFE                                    9,046.40
MICHAEL W. ANGLIN                          5,076.25
MIDLAND INDUSTRIES, INC.                 117,598.14
MILLER & CO.                             210,628.85
MILLER, ALAN                                 600.00
MINNESOTA REVENUE                          5,250.00
MISSOURI DEPT OF REVENUE                     247.00
MOORE, TERRY                               3,118.91
MOORE'S MACHINE CO. INC.                   1,054.00
MTS SYSTEMS CORPORATION                    1,371.25
NATIONAL MATERIAL TRADING                250,114.74
NELSON ELECTRIC                              300.00
NORFOLK SOUTHERN                         213,000.00
NORTH AMERICAN DIE CASTING                 2,825.00
NUTECHS                                   16,250.00
OESA                                         750.00
OFFICE DEPOT, INC.                         3,534.82
OFFICE INSTALLATIONS, INC.                   160.00
OMNISOURCE CORPORATION  - COPPER         157,680.00
OMNISOURCE CORPORATION - STEEL         5,566,455.97
ONEOK ENERGY MARKETING COMPANY            80,480.35
P.B.G. GROUP LLC                             640.00
PAMS, GENE                                   269.15
PARKER HANNIFIN                           30,124.00
PATZWALDT, JEFF                              658.49
PEROT SYSTEMS                             52,703.92
PETERS, GORDON                             2,436.02
PIP PRINTING                                 327.70
PLANTERRA GREENHOUSES                         90.00
PLASKO, RANDALL                            2,137.07
PLYMOUTH WAYNE, INC.                          18.70
POINTS NORTH CONSULTING INC                5,000.00
PORTER WARNER INDUSTRIES                  42,794.17
PRIMETRADE, INC.                         698,168.49
PROGRESSIVE TECHNOLOGIES, INC                600.00
PROVIDENT LIFE & ACCIDENT INS.             6,480.92
PRUCHA, TOM                                  419.21
RAR HOLDINGS, INC.                         3,322.00
REILLY, PENNER & BENTON, LLP               9,150.00
RES MANUFACTURING                          2,040.00
RIDLEY'S BAKERY CAFE                         248.00
RIVER MILL RECORDS MANAGMENT                 193.20
ROBERTS, DONALD                              511.73
RUFF, GARY F.                              1,499.15
RUTHERFORD, JOHN                             934.15
SAJION, BOBETTE                            3,754.16
SANDERS, S. DAVID                          1,147.94
SBC                                          538.99
SCHELLHASE, DAN                              209.25
SECURITAS SEC. SVCS. USA, INC.             8,509.68
SENIORSCRIPS                               2,470.00
SHAW, ROBERT                               3,165.27
SHOWALTER, ERIC                            3,246.05
SHRED-IT DETROIT                              79.80
SILBERT, RICHARD                           4,384.62
SIMPLEXGRINNELL LP                           193.32
SKRZYPCZAK, MICHAEL                           20.63
SOUTHERN AIR                                 146.25
SOUTHERN MAINTENANCE SUPPLY                  183.56
SOUTHERN STATES TOYOTALIFT                 2,617.53
SPECIAL "K" LANDSCAPING                      850.00
SPECTRO ALLOYS CORPORATION             1,274,232.35
SPECTRUM INDUSTRIES INC                   31,545.87
SPRAY-RITE                                71,273.54

                                                                       TOTAL
                             VENDOR                                DISBURSEMENTS
                             ------                               --------------
SPRINT                                                                 42,181.39
SPROUSE, JANE                                                             288.69
SQUIRE,SANDERS & DEMPSEY LLP                                              600.08
STEFANI, MIKE                                                           1,418.88
STERLING COMMERCE-73199                                                   514.84
STOESS PLUMBING LLC                                                       155.00
STRONG, JOHN                                                              273.96
SUNGARD AVAILABILITY SERVICES                                             884.00
SUPERIOR GRAPHITE CO.                                                  12,504.38
SUPREME CORES                                                           5,056.90
TALX CORPORATION                                                           42.50
TAX COMMISSIONER                                                       72,441.16
TERMINIX INTERNATIONAL                                                     32.00
THE FARMERS BANK OF APPOMATTOX                                          2,465.28
THE ORIGINAL ROMANO'S                                                     285.00
THEDACARE AT WORK                                                          57.00
THOMSON FINANCIAL                                                      11,070.00
TIM PUSH                                                                7,358.00
TIMBERLAND OFFICE PARK THREE                                           60,241.94
TINIUS OLSEN TESTING                                                      914.60
T-MOBILE                                                                  285.40
TOYOTA TSUSHO                                                          22,323.40
TRADEWINDS AVIATION                                                     9,699.49
TRANS MAN LOGISTICS, INC.                                             488,192.68
TSBY RR                                                                40,587.68
U.S. TRUSTEE                                                              250.00
UGS CORP.                                                               3,186.00
UMETCO INC.                                                           135,137.16
UNIMIN CORPORATION                                                     76,994.00
UNITED AMERICAN INSURANCE CO.                                          34,321.00
UNITED WAY OF CENTRAL VIRGINIA                                            265.00
UNIVERSAL SOFTWARE, INC.                                                1,012.50
US MAGNESIUM LLC                                                      331,269.48
VALUEOPTIONS, INC                                                      13,183.36
VASS, S. REID                                                           2,129.19
VERBA L. EDWARDS                                                       13,750.00
VERITAS                                                                   660.10
VERIZON WIRELESS                                                          167.54
VERIZON WIRELESS MESSAGING SVC                                             62.94
VERIZON WIRELESS-GREAT LAKES                                            2,335.02
VESUVIUS                                                               26,771.58
VIKING OFFICE PRODUCTS                                                    451.28
VISUAL IMPRESSIONS                                                         42.40
VOSS, DAVID                                                               519.24
W.E.L. INC.                                                               439.81
WAHOWIAK, GREG                                                          7,877.97
WASTE MANAGEMENT                                                          167.54
WAYNE BOOTH INVESTMENTS                                                26,000.00
WAYNE HARMON                                                              500.00
WHEELABRATOR ABRASIVES                                                206,279.00
WINKLE, TOM                                                                41.22
WITH OUR COMPLIMENTS, INC                                                  50.00
WOODLAND CAFE                                                              44.52
WOODS, ROGERS & HAZLEGROVE PLC                                          4,169.67
XEROX CORPORATION                                                         443.14
ZEIMET, RANDY                                                           3,405.63
AKIN GROUP                                                            611,776.34
BANK OF NOVA SCOTIA                                                 1,420,056.73
BLUE CROSS BLUE SHIELDS                                             1,898,946.70
CAMPBELL TECHNOLOGY                                                     8,167.00
CAPSTONE                                                              121,209.11
CHILD SUPPORT - CFI                                                    39,636.29
COLUMBUS FOUNDRY PAYROLL                                                9,749.68
CONWAY MACKENZIE & DUNLEAVY                                           308,274.50
CORP LOCKBOX - MISC DEBIT                                                 210.00
CORPORATE PAYROLL                                                         550.00
CORPORATE PAYROLL                                                     288,152.11
DECATUR PAYROLL                                                       915,988.49
ERMAN TEICHER MILLER                                                   28,481.44
FIDELITY SAVINGS AND PROFIT PLAN                                       43,205.79
FOLEY, LARDNER                                                        397,493.20
FTI RESTRUCTURING                                                     348,516.87
GEORGIA SALES TAX - CFI                                                47,536.51
HILTON                                                                 10,506.00
IBM                                                                       999.96

                                                                       TOTAL
                             VENDOR                                DISBURSEMENTS
                             ------                               --------------
INTERNAL REVENUE SERVICE (MINNEAPOLIS FIT)                            105,182.20
JAFFE, RAITT, HEUER & WIESS                                            11,455.86
LAND TRANSPORTATION                                                   133,094.11
LAZARD FRERES                                                         548,486.63
LUNT MANUFACTURING                                                     40,323.00
LUSKIN STERN EISLER                                                     9,896.04
MALLOY                                                                102,950.19
MARSHALL & EISLEY BANK                                                645,295.00
MEDCO HEALTH                                                          362,119.58
METLIFE DENTAL                                                         72,335.09
MILBANK TWEED HADLEY MCCLOY LLP                                       462,567.96
MINNEAPOLIS SALES TAX                                                  44,601.56
MONROE PAYROLL                                                        948,241.71
PEPPER HAMILTON LLP                                                    33,990.06
PR NEWSWIRE                                                             2,500.00
PUTNAM                                                                121,905.65
R2 INVESTMENTS                                                         26,810.54
RACINE HEALTHCARE                                                          69.50
STANDARD FEDERAL                                                       26,183.31
SUNTRUST BANK                                                       2,878,483.00
VALUE OPTIONS                                                          14,487.69
WACHTELL LIPTON ROSEN KATZ                                            118,808.80
                                                                              --
                                                                  --------------
                                                                  $31,164,696.82

INTERMET COPORATION
CASE # 04-67597
AT OF 9/30/05

CORPORATE - BANK RECONCILIATION

Bank Balance                $        --
Actual Outstanding Checks    294,309.59
Unadjusted GL Balance                --
                            -----------
Difference                  $294,309.59
                            ===========

INTERMET CORPORATION
OUTSTANDING CHECKS
CASE #04-67597

  DATE    CHECK   OUTSTANDING
-------   -----   -----------
 2/4/05   92456   $     79.10
 4/8/05   93102         50.75
5/27/05   93718        616.32
7/15/05   94210        403.00
8/25/05   94620        225.00
8/25/05   94648         95.50
 9/9/05   94760      1,090.00
 9/9/05   94776        687.74
 9/9/05   94778        797.18
 9/9/05   94827         31.22
9/14/05   94837         45.00
9/16/05   94877         36.24
9/16/05   94913         10.00
9/23/05   94936      1,018.41
9/23/05   94937        262.67
9/23/05   94938         36.31
9/23/05   94939        115.00
9/23/05   94942         92.95
9/23/05   94944        186.86
9/23/05   94951        159.18
9/23/05   94961         31.90
9/23/05   94963         77.37
9/23/05   94971      2,369.41
9/30/05   94983     14,269.29
9/30/05   94984         50.00
9/30/05   94985      1,918.66
9/30/05   94986      3,456.00
9/30/05   94987        775.00
9/30/05   94988         96.80
9/30/05   94989      1,577.74
9/30/05   94990        171.50
9/30/05   94991         29.75
9/30/05   94992        900.00
9/30/05   94993        225.00
9/30/05   94994         50.00
9/30/05   94995        207.44
9/30/05   94996        184.00
9/30/05   94997         20.44
9/30/05   94998        105.10
9/30/05   94999        130.10
9/30/05   95000      1,800.00
9/30/05   95001        470.00
9/30/05   95002     16,831.97
9/30/05   95003      2,400.00
9/30/05   95004      5,155.92
9/30/05   95005         27.00
9/30/05   95006         23.25
9/30/05   95007     19,512.14
9/30/05   95008      1,820.25
9/30/05   95009      1,466.04
9/30/05   95010        216.25
9/30/05   95011      7,213.64
9/30/05   95012        101.80
9/30/05   95013      1,290.15
9/30/05   95014        163.18
9/30/05   95015        552.99
9/30/05   95016      1,898.10
9/30/05   95017         49.76
9/30/05   95018        258.78
9/30/05   95020        500.00
9/30/05   95021        360.00
9/30/05   95022        395.00
9/30/05   95023        825.89
9/30/05   95024      1,150.84
9/30/05   95025      1,269.34
9/30/05   95026        109.10
9/30/05   95027        337.02
9/30/05   95028      3,202.25
9/30/05   95029        608.00
9/30/05   95030        928.63
9/30/05   95031      1,146.67
9/30/05   95032        210.53
9/30/05   95033        955.61
9/30/05   95034      1,400.00
9/30/05   95035        652.40
9/30/05   95036        600.00
9/30/05   95037      5,266.25
9/30/05   95038      2,717.01
9/30/05   95039        247.00
9/30/05   95040        567.63
9/30/05   95041        300.00
9/30/05   95042      2,825.00
9/30/05   95043        222.67
9/30/05   95044        160.00
9/30/05   95045        269.15
9/30/05   95046      5,703.92
9/30/05   95047        483.76
9/30/05   95048        327.70
9/30/05   95049        600.00
9/30/05   95050      6,480.92
9/30/05   95051         60.65
9/30/05   95052      3,322.00
9/30/05   95053        114.83
9/30/05   95054      1,147.94
9/30/05   95055         73.62
9/30/05   95056        131.88
9/30/05   95057        125.22
9/30/05   95058      1,201.43
9/30/05   95059      4,384.62
9/30/05   95060      1,815.03
9/30/05   95061      2,412.79
9/30/05   95062        188.37
9/30/05   95063        410.08
9/30/05   95064         50.00
9/30/05   95065        155.00
9/30/05   95066        142.77
9/30/05   95067      2,465.28
9/30/05   95068        285.00
9/30/05   95069         57.00
9/30/05   95070      7,304.85
9/30/05   95071        250.00
9/30/05   95072     17,301.00
9/30/05   95073        265.00
9/30/05   95074     13,183.36
9/30/05   95075         78.75
9/30/05   95076     13,750.00
9/30/05   95077        660.10
9/30/05   95078         65.63
9/30/05   95079      2,884.55
9/30/05   95080        500.00
9/30/05   95081         44.52
9/30/05   95082        443.14
9/30/05   95083        405.21
9/30/05   95084     57,872.53
9/30/05   95085     26,000.00
                  -----------
                  $294,309.59
                  ===========

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET CORP.          Capacity: ___ Shareholder
      Case Number: 04-67597             ___ Officer
                                        ___ Director
                                        ___ Insider

PLEASE SEE COMPANY PREPARED SCHEDULE ATTACHED.

CURRENT COMPENSATION PAID:        Weekly   or    Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:     Weekly    or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly    or   Monthly

                                 _______        $0


Dated: OCTOBER 20, 2005                 ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

INTERMET CORPORATION
MONTH ENDED SEPTEMBER 30, 2005

                                   GARY         ROBERT E.   TIMOTHY R.     JOHN B.       TODD        THOMAS E.
NAME:                              RUFF           BELTS      GILLILAND   RUTHERFORD     HEAVIN        PRUCHA
-----                         --------------   ----------   ----------   ----------   ----------   ------------
                              Chairman & CEO   VP Finance    VP- Light   VP-Sales &   VP-Ferrous   VP-Technical
JOB DUTIES:                      Director       and CFO       Metals      Marketing     Metals       Services
-----------                   --------------   ----------   ----------   ----------   ----------   ------------
(MONTHLY)
 COMPENSATION:                    $41,667        $21,667      $16,667      $16,667      $17,500       $14,583

BENEFITS PAID:

Health Insurance                      772            772          546          546          772           546
Life Insurance                        358            358          358          358          358           358
Deferred Comp                         142            142          142          142          142           124
Retirement                            364            190          148          148          154           128
Company Vehicle                     1,104            850          850          850          855           722
Cell Phone                             --             62           --           85           62            --

(EXPENSE REIMBURSE):                   --             --           --           --           --            --
Meals & Entertainment               1,192             --          351          444           --           124
Travel                                307             30        2,969           84          104           238
Communications (cell phone,
internet on travel, etc.)              --             --           --           40           --            57
Misc--Gifts, Auto Repair,
Subscription,etc                       --             --           --          366           69            --

OTHER PAYMENTS:                        --             --           --           --           --            --
Rents Paid                             --             --           --           --           --            --
Loans                                  --             --           --           --           --            --
Other (Retainer)                       --             --           --           --           --            --
Dues & Subscriptions                   --             --           --           --           --            --
Misc--Passport fees                    --             --           --           --           --            --
                                  -------        -------      -------      -------      -------       -------
   TOTAL OF ALL PAYMENTS          $45,906        $24,071      $22,031      $19,730      $20,016       $16,880
                                  =======        =======      =======      =======      =======       =======

                                    ALAN J.            BYTHA          GREG           MICHAEL     MARY JO     JOHN P.    JULIA D.
NAME:                               MILLER             MILLS        WAHOWIAK        SKRZYPCAK    KARJALA     CRECINE     DARLOW
-----                         -------------------   ----------   ----------------   ---------   ---------   ---------   --------
                              VP, General Counsel                Business Systems
JOB DUTIES:                     Ass't Secretary     VP- Admin.       Director       Treasurer   Secretary    Director   Director
-----------                   -------------------   ----------   ----------------   ---------   ---------   ---------   --------
(MONTHLY)
 COMPENSATION:                       $18,750          $12,500         $11,916        $10,833      $6,000       $ --        $--

BENEFITS PAID:

Health Insurance                         546              284             487            772         546         --         --
Life Insurance                           358              358             358             --          --         --         --
Deferred Comp                            142              106             101             92          51         --         --
Retirement                               164              109             103             94          54         --         --
Company Vehicle                          850              850             650             --          --         --         --
Cell Phone                                --               --              80             41          --         --

(EXPENSE REIMBURSE):                      --               --              --             --          --         --         --
Meals & Entertainment                     --               --             239             --          --         29
Travel                                    --               --           7,537             21          10        658
Communications (cell phone,
internet on travel, etc.)                 --               --              --             --          --         --
Misc--Gifts, Auto Repair,
Subscription,etc                         600               --             101             --          --         --

OTHER PAYMENTS:                           --               --              --             --          --         --
Rents Paid                                --               --              --             --          --         --         --
Loans                                     --               --              --             --          --         --         --
Other (Retainer)                          --               --              --             --          --         --         --
Dues & Subscriptions                      --               65              --             --          --         --         --
Misc--Passport fees                       --               --              --              0           0          0          0
                                     -------          -------         -------        -------      ------       ----        ---
   TOTAL OF ALL PAYMENTS             $21,410          $14,272         $21,572        $11,853      $6,661       $687        $--
                                     =======          =======         =======        =======      ======       ====        ===

                                 NORMAN F.   JOHN R.   THOMAS H.   CHARLES G.   RICHARD A.   PAMELA E.   MITSUNOBU
NAME:                              EHLERS     HORNE     JEFFS II     MCCLURE     NAWROCKI     RODGERS     TAKEUCHI     TOTAL
-----                            --------   --------   ---------   ----------   ----------   ---------   ---------   --------

JOB DUTIES:                      Director   Director    Director    Director     Director     Director    Director
-----------                      --------   --------   ---------   ----------   ----------   ---------   ---------
(MONTHLY)
 COMPENSATION:                     $--         $--        $--          $--         $--          $--         $--      $188,750

BENEFITS PAID:

Health Insurance                    --          --         --           --          --           --          --         6,589
Life Insurance                      --          --         --           --          --           --          --         3,222
Deferred Comp                       --          --         --           --          --           --          --         1,326
Retirement                          --          --         --           --          --           --          --         1,656
Company Vehicle                     --          --         --           --          --           --          --         7,581
Cell Phone                                      --         --           --          --           --          --           330

(EXPENSE REIMBURSE):                --          --         --           --          --           --          --            --
Meals & Entertainment                           --         --           --          --           --          --         2,379
Travel                                          --         --           --          --           --          --        11,958
Communications (cell phone,
internet on travel, etc.)                       --         --           --          --           --          --            97
Misc--Gifts, Auto Repair,
Subscription,etc                                --         --           --          --           --          --         1,136

OTHER PAYMENTS:                     --          --         --           --          --           --          --            --
Rents Paid                          --          --         --           --          --           --          --            --
Loans                               --          --         --           --          --           --          --            --
Other (Retainer)                    --          --         --           --          --           --          --            --
Dues & Subscriptions                --          --         --           --          --           --          --            65
Misc--Passport fees                  0           0          0            0           0            0           0             0
                                   ---         ---        ---          ---         ---          ---         ---      --------
   TOTAL OF ALL PAYMENTS           $--         $--        $--          $--         $--          $--         $--      $225,089
                                   ===         ===        ===          ===         ===          ===         ===      ========

                                                                  Intermet Corp.
                                                           Case Number: 04-67614

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE         CARRIER          POLICY PERIOD
--------------         -------          -------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                             )
INTERMET CORPORATION, ET AL        )   CASE NO: 04-67599
                                   )   Chapter 11
                                   )   Judge: Marci B. McIvor
ALEXANDER CITY CASTING CO., INC.   )
                         Debtor    )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X    Operating Statement              (Form 2)

     X    Balance Sheet                    (Form 3)

     X    Summary of Operations            (Form 4)

     X    Monthly Cash Statement           (Form 5)

     X    Statement of Compensation        (Form 6)

     X    Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: OCTOBER 20, 2005                 /s/ Robert E Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        ----------------------    --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 9-30-05
($000's)

                                                 CASE # 04-67599
                                                   ALEXANDER
                                                CITY CASTING CO.
                                       ----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   ------------------
Net Sales                                    --                  --

Cost of Goods Sold
Materials and Freight                        --                  --
Wages - Hourly                               --                  --
Wages-Salary                                 --                  --
Employee Benefits and Pension                --                  --
Repairs & Maintenance                        --                  --
Supplies                                     --                  --
Utilities                                    --                  --
Purchased Components/Services                --                  --
Income(loss) from Pattern Sales              --                  --
Fixed Asset - (gain/loss)                    --                  --
MIS Expense                                  --                  --
Travel & Entertainment                       --                  --
Other Variable Costs                         (1)                 65
Depreciation & Amortization                  --                  --
Other Allocated Fixed Costs                  --                  --
Other Fixed Costs                            --                  --
                                            ---              ------
Cost of Goods Sold                           (1)                 65

Gross Profit                                  1                 (65)

Plant SG&A Expense                           --                  --
SG&A Expense - Allocation (Sched 1)          --                  --
Other Operating Expenses                      3               1,602
                                            ---              ------
Total Operating Expenses                      3               1,602
Operating Profit                             (2)             (1,667)
Outside Interest Income                      --                  --
Outside Interest (Expense)                   --                  --
Intercompany Interest Income                 --                  --
Intercompany Interest (Expense)              --                  --
Charges (From) Affiliates                    --                  --
Charges To Affiliates                        --                  --
Gain/(Loss) On Sales Of Assets               --                 162
Outside Dividend Income                      --                  --
Foreign Exchange Gain/(Loss)                 --                  --
Income/Loss From European Operations         --                  --
Other Income/(Expense)                       --                   1
                                            ---              ------
Total Non-Operating Expenses                 --                 163

Income Before Income Taxes                   (2)             (1,504)

Income Tax Expense                            1                  11
                                            ---              ------
Net Income                                   (3)             (1,515)
                                            ===              ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                    September
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            September
                                            ---------
Officer Compensation                           $189
Salary Expense other Employees                  949
Employee Benefits and Pension                  (166)
Payroll Taxes                                    49
Other Taxes                                      (1)
Rent and Lease Expense                          203
Interest Expense
Insurance                                        54
Automobile and Truck Expense                     11
Utilities(Gas Electric,Phone)                    51
Depreciation                                     87
Travel and Entertainment                        155
Repairs and Maintenance                          40
Advertising/Promotion                             0
Supplies, Office Expense                         33

OTHER:
Contributions                                     0
Professional Fees - Audit/Tax                   350
Bank Fees                                         0
Public Reporting Fees                          (100)
Employee Relocation/Training                      5
Data Processing                                  25
Dues and Subscriptions                           12
Outside Services                                245
Project Development Costs net of Billings        19
Director Fees                                    25
Miscellaneous                                     1
Legal Fees                                       26
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (204)
                                             ------
                                             $1,979
                                             ======

Allocation:
Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       327
                                             ------
Total                                        $1,979
                                             ======

Intermet Corp. and Subsidiaries
Balance Sheet as of 09-30-05
($000's)

                                                                 CASE # 04-67599
                                                                    ALEXANDER
                                                                CITY CASTING CO.
                                                                ----------------
Cash And Equivalents                                                $     --
Accounts Receivable                                                       --
Short-Term Intercompany Receivables                                       --
Inventories                                                              134
Other Current Assets                                                      --
                                                                    --------
   TOTAL CURRENT ASSETS                                                  134

Land and Buildings                                                       537
Machinery & Equipment                                                  1,147
Construction In Progress                                                  --
                                                                    --------
Total Fixed Assets                                                     1,684
Accumulated Depreciation                                              (1,135)
                                                                    --------
   NET FIXED ASSETS                                                      549

Investment In Subsidiaries                                                --
Investment In European Operations                                         --
Long-Term Intercompany Receivables                                        --
Deferred Taxes, Long-Term Asset                                           --
Other Assets                                                              --
                                                                    --------
TOTAL ASSETS                                                        $    683
                                                                    ========
LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                    $     --
Wages and Salaries  (See schedule)                                        --
Taxes Payable - (See schedule)                                             2
                                                                    --------
TOTAL POST PETITION LIABILITIES                                            2

SECURED LIABILITIES:
SECURED DEBT                                                              --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
Accrued Income Taxes                                                      --
Accrued Tax - State                                                       --
Accrued Property Taxes                                                    --
Accrued Workers Comp                                                      --
Accrued Payroll                                                           --
Accrued Payroll Taxes                                                     --
                                                                    --------
   TOTAL TAXES AND OTHER PRIORITY LIABILITIES                             --

UNSECURED LIABILITIES
Accounts Payable                                                          --
Senior  & IDR Bonds                                                       --
                                                                    --------
   TOTAL UNSECURED LIABILITIES                                            --

OTHER LIABILITIES
Accrued Liabilities                                                      151
Short-Term Intercompany Payables                                          --

Retirement Benefits                                                       --
Deferred Taxes - Long-Term Liability                                      --
Other Long-Term Liabilities                                               --
Long-Term Intercompany Payables                                       36,806
Minority Interest                                                         --
                                                                    --------
TOTAL LIABILITIES                                                     36,959

Common Stock                                                              10
Capital In Excess Of Par Value                                            90
Retained Earnings - Prepetition                                      (34,861)
Retained Earnings - Post Petition                                     (1,515)
Equity In European Operations
Accumulated Translation Adjustment                                        --
Minimum Pension Liability Adjustment                                      --
Unearned Restricted Stock                                                 --
                                                                    --------
   TOTAL SHAREHOLDER EQUITY                                          (36,276)
                                                                    --------
   TOTAL LIABILITIES AND EQUITY                                     $    683
                                                                    ========

PERIOD ENDED: 09-30-05      ALEXANDER CITY CASTING CO., INC.      CASE #04-67599

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                               Balance
                                        as of     Accrued /   Payments /      as of
                                     08/31/2005    Withheld    Deposits    09/30/2005
                                     ----------   ---------   ----------   ----------
Income tax withheld: Federal           $    0        $  0          $0        $    0
Income tax withheld: State                  0           0           0             0
Income tax withheld: Local                  0           0           0             0
FICA Withheld                               0           0           0             0
Employers FICA                              0           0           0             0
Unemployment Tax: Federal                   0           0           0             0
Unemployment Tax: State                     0           0           0             0
All Other Payroll W/H                       0           0           0             0
                                            0           0           0             0
State Taxes: Inc./Sales/Use/Excise      1,064         758           0         1,822
Property Taxes                              0           0           0             0
Workers Compensation                        0           0           0             0
                                       ------        ----         ---        ------
Total                                  $1,064        $758          $0        $1,822
Wages and Salaries                          0           0           0             0
                                       ------        ----         ---        ------
Grand Total                            $1,064        $758          $0        $1,822
                                       ======        ====         ===        ======

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   0-30 Days   30-60 Days   Over 60 Days
----------------------------   ---------   ----------   ------------
Accounts Payable                   $0           $0             $0
Accounts Receivable                $0           $0             $0

                             MONTHLY CASH STATEMENT

                        Period Ending: SEPTEMBER 30, 2005

                                                ALEXANDER CITY CASTING CO., INC.
                                                Case Number: 04-67599

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                General   Payroll    Tax    Cash Coll.   Petty Cash
                                 Acct.     Acct.     Acct.     Acct.        Acct.
                                -------   -------   -----   ----------   ----------
A. Beginning Balance             _____     _____    _____      _____        _____

B. Receipts                      _____     _____    _____      _____        _____
   (Attach separate schedule)

C. Balance Available             _____     _____    _____      _____        _____
   (A+B)

D. Less Disbursements            _____     _____    _____      _____        _____
   (Attach separate schedule)

E. Ending Balance                     N/A - COMPANY HAS NO BANK ACCOUNTS
   (C-D)

              (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK
                          STATEMENTS FROM EACH ACCOUNT)

General Account:
     1. Depository Name & Location _____________________________

     2. Account Number             _____________________________

Payroll Account:
     1. Depository Name & Location _____________________________

     2. Account Number             _____________________________

Tax Account:
     1. Depository Name & Location _____________________________

     2. Account Number             _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

________________________________________________________________

________________________________________________________________


Date: OCTOBER 20, 2005                          --------------------------------
                                                Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: ALEXANDER CITY CASTING CO., INC.   Capacity: ___ Shareholder
      Case Number: 04-67599                        ___ Officer
                                                   ___ Director
                                                   ___ Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0


Dated: OCTOBER 20, 2005                 ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                Alexander City Casting Co., Inc.
                                                           Case Number: 04-67599

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE         CARRIER          POLICY PERIOD
--------------         --------------   ------------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                        )
INTERMET CORPORATION, ET AL   )   CASE NO: 04-67605
                              )   Chapter 11
                              )   Judge: Marci B. McIvor
CAST-MATIC CORPORATION        )
                     Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: OCTOBER 20, 2005                 /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 9-30-05
($000's)

                                        CASE #04-67605
                                       ----------------
                                          CAST-MATIC
                                             CORP
                                       ----------------
                                                  Total
                                       Current    Since
                                        Month    Filing
                                       -------   ------
Net Sales                               4,505    44,732

Cost of Goods Sold
Materials and Freight                   2,677    25,767
Wages - Hourly                            338     3,335
Wages - Salary                            151     1,685
Employee Benefits and Pension             141     1,121
Repairs & Maintenance                     109     1,205
Supplies                                  212     2,369
Utilities                                 137     1,334
Purchased Components/Services             164     2,093
Income(loss) from Pattern Sales            --        --
Fixed Asset - (gain/loss)                  --        (6)
MIS Expense                                 9       126
Travel & Entertainment                      6        31
Other Variable Costs                      124     1,984
Depreciation & Amortization               171     1,940
Other Allocated Fixed Costs                --        (2)
Other Fixed Costs                          72       923
                                        -----    ------
Cost of Goods Sold                      4,311    43,905

Gross Profit                              194       827

Plant SG&A Expense                         --         1
SG&A Expense - Allocation (Sched 1)        82       967
Other Operating Expenses                   --        55
                                        -----    ------
Total Operating Expenses                   82     1,023

Operating Profit                          112      (196)

Outside Interest Income                    --        --
Outside Interest (Expense)                 --        --
Intercompany Interest Income               --        --
Intercompany Interest (Expense)           (70)     (720)
Charges (From) Affiliates                  --        --
Charges To Affiliates                      --        --
Gain/(Loss) On Sales Of Assets             --        --
Outside Dividend Income                    --        --
Foreign Exchange Gain/(Loss)               --        --
Income/Loss From European Operations       --        --
Other Income/(Expense)                     --         9
                                        -----    ------
Total Non-Operating Expenses              (70)     (711)

Income Before Income Taxes                 42      (907)

Income Tax Expense                         11       164
                                        -----    ------
Net Income                                 31    (1,071)
                                        =====    ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                    September
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            September
                                            ---------
Officer Compensation                         $  189
Salary Expense other Employees                  949
Employee Benefits and Pension                  (166)
Payroll Taxes                                    49
Other Taxes                                      (1)
Rent and Lease Expense                          203
Interest Expense
Insurance                                        54
Automobile and Truck Expense                     11
Utilities(Gas Electric,Phone)                    51
Depreciation                                     87
Travel and Entertainment                        155
Repairs and Maintenance                          40
Advertising/Promotion                             0
Supplies, Office Expense                         33

OTHER:
Contributions                                     0
Professional Fees - Audit/Tax                   350
Bank Fees                                         0
Public Reporting Fees                          (100)
Employee Relocation/Training                      5
Data Processing                                  25
Dues and Subscriptions                           12
Outside Services                                245
Project Development Costs net of Billings        19
Director Fees                                    25
Miscellaneous                                     1
Legal Fees                                       26
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (204)
                                             ------
                                             $1,979
                                             ======

Allocation:
Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       327
                                             ------
Total                                        $1,979
                                             ======

Intermet Corp. and Subsidiaries
Balance Sheet as of 09-30-05
($000's)

                                             CASE #04-67605
                                               CAST-MATIC
                                                  CORP
                                             --------------
Cash And Equivalents                             $    --
Accounts Receivable                                7,647
Short-Term Intercompany Receivables                  128
Inventories                                        3,576
Other Current Assets                                  69
                                                 -------
   TOTAL CURRENT ASSETS                           11,420

Land and Buildings                                 2,889
Machinery & Equipment                             18,207
Construction In Progress                             145
                                                 -------
Total Fixed Assets                                21,241
Accumulated Depreciation                          (7,892)
                                                 -------
   NET FIXED ASSETS                               13,349

Investment In Subsidiaries                            --
Investment In European Operations                     --
Long-Term Intercompany Receivables                    --
Deferred Taxes, Long-Term Asset                       --
Other Assets                                         130
                                                 -------
   TOTAL ASSETS                                  $24,899
                                                 =======

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                 $   815
Wages and Salaries (See schedule)                    134
Taxes Payable - (See schedule)                        47
                                                 -------
   TOTAL POST PETITION LIABILITIES                   996

SECURED LIABILITIES:
SECURED DEBT                                          --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
Accrued Income Taxes                                  --
Accrued Tax - State                                   --
Accrued Property Taxes                                --
Accrued Workers Comp.                                 --
Accrued Payroll                                       --
Accrued Payroll Taxes                                 --
                                                 -------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES            --

UNSECURED LIABILITIES
Accounts Payable                                   3,213
Senior & IDR Bonds                                    --
                                                 -------
TOTAL UNSECURED LIABILITIES                        3,213

OTHER LIABILITIES
Accrued Liabilities                                  468
Short-Term Intercompany Payables                   1,231

Retirement Benefits                                   --
Deferred Taxes - Long-Term Liability                  --
Other Long-Term Liabilities                           --
Long-Term Intercompany Payables                   18,935
Minority Interest                                     --
                                                 -------
TOTAL LIABILITIES                                 24,843

Common Stock                                          --
Capital In Excess Of Par Value                     2,109
Retained Earnings - Prepetition                     (982)
Retained Earnings - Post Petition                 (1,071)
Equity In European Operations
Accumulated Translation Adjustment                    --
Minimum Pension Liability Adjustment                  --
Unearned Restricted Stock                             --
                                                 -------
TOTAL SHAREHOLDER EQUITY                              56
                                                 -------
TOTAL LIABILITIES AND EQUITY                     $24,899
                                                 =======

PERIOD ENDED: 09-30-05              CAST-MATIC CORP.              CASE #04-67605

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                               Balance
                                        as of     Accrued /   Payments /      as of
                                     08/31/2005    Withheld    Deposits    09/30/2005
                                     ----------   ---------   ----------   ----------
Income tax withheld: Federal          $      0    $       0     $    0      $      0
Income tax withheld: State                   0            0          0             0
Income tax withheld: Local                   0            0          0             0
FICA Withheld                                0            0          0             0
Employers FICA                           6,748       (4,370)         0         2,378
Unemployment Tax: Federal                   84          (84)         0             0
Unemployment Tax: State                    746         (746)         0             0
All Other Payroll W/H                        0            0          0             0
State Taxes: Inc./Sales/Use/Excise      22,168       11,084          0        33,252
Property Taxes                          (9,569)      18,500          0         8,931
Workers Compensation                     3,700       (1,347)      (353)        2,000
                                      --------    ---------     ------      --------
Total                                 $ 23,877    $  23,037      ($353)     $ 46,561
Wages and Salaries                     167,024      (32,830)         0       134,194
                                      --------    ---------     ------      --------
Grand Total                           $190,902     ($ 9,793)     ($353)     $180,755
                                      ========    =========     ======      ========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total      0-30 Days   30-60 Days   Over 60 Days
----------------------------   ----------   ----------   ----------   ------------
Accounts Payable               $  815,015   $  815,015   $        0     $      0
Accounts Receivable            $7,248,191   $4,802,756   $1,968,362     $477,073

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS: MONTHLY CASH STATEMENT
MONTH ENDED 9/30/2005

                                                       CASE # 04-67605
                                               CAST-MATIC CORP (STEVENSVILLE)
                                            ------------------------------------
ACCOUNT TYPE                                 LOCKBOX         AP           PR
ACCOUNT #                                   5402699440   2770721856   2770721864
BANK                                         STAN FED     STAN FED     STAN FED
                                            ----------   ----------   ----------
BEGINNING BANK BALANCE                              --           --          --
RECEIPTS                                     1,902,267           --          --
TRANSFERS IN (CORPORATE)                            --      730,436     484,954
DISBURSEMENTS                                       --     (730,436)   (484,954)
TRANSFERS OUT (CORPORATE)                   (1,902,267)          --          --
                                            ----------   ----------    --------
ENDING BANK BALANCE                                 --           --          --

MATERIALS & OTHER DISBURSEMENTS PAID FOR
   BY CORPORATE                                           1,909,112
CHECKS ISSUED                                               855,715
PAYROLL DISBURSED (INCLUDES PAYROLL PAID
   BY CORPORATE)                                            577,099
CORPORATE DEBIT MEMOS                                        19,160
TOTAL DISBURSEMENTS (SEE TOTAL
   DISBURSEMENTS RECONCILIATION)                         $3,361,086
                                                         ==========
OUTSTANDING CHECKS AS OF AUGUST 31                           25,213
VOIDED CHECKS OUTSTANDING AS OF AUGUST 31                        --
CHECKS ISSUED DURING SEPTEMBER                              855,715
CHECKS CLEARED DURING SEPTEMBER                            (730,436)
                                                         ----------
OUTSTANDING CHECKS AS OF SEPTEMBER 30
   (SEE OUTSTANDING CHECKLIST)                           $  150,492
                                                         ==========

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
SEPTEMBER 2005

               VENDOR                 TOTAL DISBURSEMENTS
               ------                 -------------------
ACCU DIE & MOLD, INC                     $      420.00
ACE HARDWARE                                     73.12
ACE INSURANCE                                   616.06
ADAMS MAGNETICS                                 180.50
ADAMS REMCO. INC.                             1,621.27
ADP, INC                                      2,847.09
AIR TECH ENGINEERING, INC                     6,060.00
ALCOA                                     1,636,141.89
ALCOA SPECIALTY METALS DIVISION                 547.50
ALFE HEAT TREATING                          241,095.56
ALL CITIES OCCUPATIONAL                         692.50
ALLTHERM SERVICES, INC                        2,070.00
ALRO STEEL CORP                                 487.62
AMERICAN ELECTRIC POWER                      33,836.03
ANTIBUS SCALES & SYSTEMS, INC                   190.00
APPLIED INDUST. TECH                            287.94
AQUILA                                        4,533.04
ARAMARK UNIFORM SERVICES, INC                 3,128.41
ASSOCIATED BAG CO                               552.18
ATIKEN                                        1,615.00
AUTOMATION DIRECT.COM                         1,379.97
BASTIAN MATERIAL HANDLING                     1,573.43
BEACON OPERATIONS CENTER                     25,720.31
BOND FLUIDAIRE, INC                             955.90
BRAMMALL SUPPLY CO                            3,432.67
C. B. DEKORNE, INC                            1,247.47
C.P.C., INC                                     725.00
CANDAL ENTERPRISES, INC                          73.28
CAROL LOCKE                                   1,045.03
CARPENTER BROTHERS, INC                         155.44
CHARLEVOIX ENERGY TRADING                    75,919.25
CHEMSTATION OF NORTHERN INDIANA                 900.74
CLIMAX RESEARCH SERVICES                      2,450.00
CONDAT                                        2,673.00
CONNECTION SERVICE CO                           689.37
COVERALL OF WESTERN MICHIGAN                  1,320.00
CRANE PRO SERVICES                            4,595.16
CRYSTAL CLEAN                                 1,028.70
CUSTOM MOLD                                   2,828.37
D & D MACHINERY CO                            4,440.00
D. A. DODD                                      228.00
DATAMYTE DIVISION                               513.07
DEPARTMENT OF HOMELAND SECURITY               3,000.00
DIMETEK                                      12,498.60
DOUBLEDAY OFFICE PRODUCTS                     5,742.37
EARTHSCAPES LANDSCAPING, INC                  1,036.20
EIS, INC                                      1,975.13
E-JAY THERMO PRODUCTS, INC                      450.19
ELCOMETER                                       406.00
EWAB ENGINEERING                                181.30
FLOYD BARNES                                    652.98
FORKLIFT TIRES OF MICHIGAN                      670.00
FRED SANDERS                                  1,935.52
GATEWAY, INC                                     28.48
GE INSPECTION TECHNOLOGIES                   10,702.15
GEO T SCHMIDT, INC                            1,624.71
GLOBAL EXCHANGE SERVICES                        376.43
GREAT LAKES AUTOMATION                        4,206.38
GRIFFIN TOOL, INC                            11,790.00
H & H EXPRESS, LLC                              419.52
HAMPTON INN                                   2,411.11
HECO                                            741.80
HERSCHALL PRODUCTS                               43.30
HOWARD WALTHER                                   80.00
HULL LIFT TRUCK, INC                            449.58
HYDRACT, INC                                  3,663.16
IKON FINANCIAL SERVICES                         289.68
INDUSTRIAL FIREBRICK CORP                       337.19

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
SEPTEMBER 2005

               VENDOR                 TOTAL DISBURSEMENTS
               ------                 -------------------
INDUSTRIAL GYPSUM CO., INC                      740.00
INDUSTRIAL SOLUTIONS                         11,540.28
INFORMATION HANDLING                            833.20
J & L INDUSTRIAL SUPPLY                       1,213.32
JACKSON SHIELDS                              14,193.75
JACKSON SHIELDS                               3,130.00
JERZ MACHINE TOOL CORP                        9,690.00
JUS RITE ENGINEERING, INC                     3,375.00
JUS-RITE ENGINEERING, INC                       256.00
KEENER SAN & CLAY CO                          2,640.00
KENDALL ELECTRIC, INC                         8,539.88
KENT RUDBECK                                  1,308.00
KMH SYSTEMS, INC                              3,332.48
LAKE X-RAY                                   25,000.00
LINCOLN CHARTER TOWNSHIP                    129,401.84
LINDBERG/MPH                                  5,392.00
M & I MACHINE                                14,175.00
MANUFACTURERS RUBBER                            331.65
MCMASTER-CARR SUPPLY CO                       4,600.34
METALLURG ALUMINUM                           11,492.30
MICHIGAN SHIPPERS SUPPLY                        276.19
MIDWEST SAFETY PRODUCTS, INC                    179.19
MITCHELL MAZE                                   555.51
MITTLER SUPPLY, INC                           3,834.35
MOLTEN METAL EQUIP. INNOVATION, INC           3,244.47
MORRELL                                       6,716.52
MOTION INDUSTRIES, INC                        3,284.98
NEFF ENGINEERING CO                           2,334.54
NICK ROUSSEV                                     78.75
NILES JANITOR SERVICE & SUPPLY                  115.00
OMEGA ENGINEERING, INC                          769.22
ON LINE LABELS.COM                              115.95
ONDRAKA MANAGEMENT ENTERPRISES, LLC             645.00
PAYROLL ISSUED (INCLUDES CORP
   DISBURSMENTS                             577,098.73
PC UNIVERSE                                     247.22
PETTY CASH                                    1,027.49
POOCH WELDING SUPPLY CO                       4,845.00
PRI MAR PETROLEUM, INC                           38.45
PRIDE WELDING                                 4,725.00
PROCESS ENGINEERING & EQUIPMENT CO              189.50
PRODUCT ACTION INTERNATIONAL, INC            16,923.19
PRODUCTION TOOL                                 341.12
PROVIDENT LIFE                                   97.50
PYROTEK, INC                                 57,627.73
QME QUALITY MOLD & ENGINEERING               25,005.00
QUALITY INN SUITES                              574.72
QUANTUM CONNECTIONS, LLC                         43.23
RADDE AGENCY                                     28.00
RAPA ELECTRIC, INC                            1,566.80
RAPID PRINT                                   1,325.04
RAY'S MOTEL                                     567.00
RED ARROW FIRE & SAFETY, LLC                    134.02
RELIABLE DISPOSAL                               464.09
S & S INDUSTRIAL SUPPLY, INC                 10,581.16
SAFETY PRODUCTS DIVISION                      2,097.68
SAMDO USA                                       743.00
SBC AMERITECH                                   701.65
SCHOTT SAW CO                                 2,298.10
SCOPE SERVICES, INC                          44,386.32
SHARON NAPIER                                   590.33
SOUTHWESTERN MEDICAL CLINIC, PC                 130.50
SPARTAN WOOD PRODUCTS                           650.00
SPECTRO ANALYTICAL INSTRUMENTS                1,583.64
SPRINT                                          223.79
SRI QUALITY SYSTEM REGISTRAR                     25.00
STC STORAGE TRAILERS & CONTAINERS               320.00
SUPERIOR SNACKS & VENDING SERVICE             5,041.40
TED WALLACE                                     407.33
THAYER, INC                                   1,038.20

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
SEPTEMBER 2005

               VENDOR                 TOTAL DISBURSEMENTS
               ------                 -------------------
THE CONNECTION CO                               182.74
THE HERALD-PALLADIUM                            212.66
TOX PRESSOTECHNIK                               385.00
TPC WIRE & CABLE                                512.29
TRANS-MAN                                    19,376.21
TURMOIL, INC                                    199.65
TURPIN WHOLESALE                                415.73
UGS CORPORATED                                  189.74
UNUM LIFE INS. CO. OF AMERICA                 2,316.58
US INSPECTION SERVICES, INC                   5,442.75
VEKTEK                                        5,347.50
VILLAGE OF STEVENSVILLE                      28,166.98
WATCON INC                                    5,192.33
WATCON INC                                      749.50
WATER DEPARTMENT                              8,011.36
WEST MICHIGAN HYDRAULICS FLUIDPOWER             660.00
WILLIAM A. KIBBE & ASSOCIATES, INC            1,155.00
WILLIAM ATKINS                                  105.75
Y. E. S.                                     50,640.36
YOUNGBLOOD AIR SYSTEMS                       16,117.34
YXLON INTERNATIONAL, INC                     42,083.11
                                         -------------
                                         $3,361,085.87

CAST-MATIC CORPORATION
CASE NO. 04-67605
AT OF 9/30/05

STEVENSVILLE - BANK RECONCILIATION

Bank Balance            $        --

Outstanding AP Checks    150,491.77

Unadjusted GL Balance    150,491.77
                        -----------
Difference              $        --
                        ===========

CAST-MATIC CORPORATION
CASE NO. 04-67605
STEVENSVILLE
OUTSTANDING CHECKS
CASE NO. 04-67605

  DATE    CHECK   OUTSTANDING
-------   -----   -----------
8/22/05   51441   $    418.06
8/30/05   51517      1,374.00
8/31/05   51523         48.94
 9/8/05   51594        193.55
 9/8/05   51595        498.17
 9/8/05   51596          2.75
 9/8/05   51644         25.00
9/13/05   51667        230.75
9/14/05   51670        288.10
9/15/05   51676        512.29
9/22/05   51735      1,100.88
9/23/05   51739      1,500.00
9/23/05   51740      1,500.00
9/23/05   51745      2,070.00
9/23/05   51757        513.07
9/23/05   51771        614.80
9/23/05   51775        574.72
9/27/05   51787      1,691.49
9/27/05   51788        575.36
9/28/05   51789        331.65
9/29/05   51791         39.50
9/29/05   51792         92.79
9/29/05   51793        928.00
9/30/05   51794         79.00
9/29/05   51795        420.00
9/29/05   51796        306.36
9/29/05   51797        692.50
9/29/05   51798          5.55
9/29/05   51799         21.07
9/29/05   51800        544.98
9/29/05   51801      5,059.85
9/29/05   51802      1,206.61
9/29/05   51803      2,450.00
9/29/05   51804        137.66
9/29/05   51805      1,320.00
9/29/05   51806      1,430.19
9/29/05   51807      1,036.20
9/29/05   51808        326.10
9/29/05   51809        670.00
9/29/05   51810        180.50
9/29/05   51811        291.48
9/29/05   51812      9,300.00
9/29/05   51813        481.19
9/29/05   51814      2,411.11
9/29/05   51815        449.58
9/29/05   51816        740.00
9/29/05   51817      1,253.10
9/29/05   51818      3,375.00
9/29/05   51819        246.73
9/29/05   51820     21,500.00
9/29/05   51821      1,189.17
9/29/05   51822        106.89
9/29/05   51823        894.00
9/29/05   51824      1,578.00
9/29/05   51825        115.95
9/29/05   51826        247.22
9/29/05   51827      1,315.00
9/29/05   51828      1,431.60
9/29/05   51829        464.09
9/29/05   51830         28.00
9/29/05   51831      3,455.77
9/29/05   51832        160.00
9/29/05   51833        276.29
9/29/05   51834        433.12
9/29/05   51835        734.95
9/29/05   51836      6,993.17
9/29/05   51837        324.72
9/29/05   51838      4,533.04
9/29/05   51839        270.00
9/29/05   51840     35,857.71
9/29/05   51841     12,168.22
9/29/05   51842        202.75
9/29/05   51843        671.28
9/29/05   51844        713.81
9/29/05   51845         42.00
9/29/05   51846        375.08
9/29/05   51847         18.00
9/30/05   51848        966.31
9/30/05   51849      2,252.00
9/30/05   51850      1,615.00

                  $150,491.77

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: CAST-MATIC CORPORATION   Capacity: ______ Shareholder
      Case Number: 04-67605              ______ Officer
                                         ______ Director
                                         ______ Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly   or   Monthly

                                 ______        _______

CURRENT BENEFITS PAID:           Weekly   or   Monthly

   Health Insurance              ______        _______

   Life Insurance                ______        _______

   Retirement                    ______        _______

   Company Vehicle               ______        _______

   Entertainment                 ______        _______

   Travel                        ______        _______

   Other Benefits                ______        _______

   Total Benefits                ______        _______

CURRENT OTHER BENEFITS PAID:     Weekly   or   Monthly

   Rent Paid                     ______        _______

   Loans                         ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Total Other Payments          ______        _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly   or   Monthly

                                 ______        $0

Dated: OCTOBER 20, 2005

                                        ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                          Cast-Matic Corporation
                                                           Case number: 04-67605

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE         CARRIER          POLICY PERIOD
--------------         -------          -------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                        )
INTERMET CORPORATION, ET AL   )   CASE NO: 04-67609
                              )   Chapter 11
                              )   Judge: Marci B. McIvor
COLUMBUS FOUNDRY, L.P.        )
                       Debtor )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: OCTOBER 20, 2005                 /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp and Subsidiaries
Operating Statement
For the Month Ended 9-30-05
($000's)

                                           CASE #04-67609
                                              COLUMBUS
                                               FOUNDRY
                                       ----------------------
                                       Current      Total
                                        Month    Since Filing
                                       -------   ------------
Net Sales                              13,018      148,341
Cost of Goods Sold
Materials and Freight                   4,472       49,916
Wages - Hourly                          1,961       20,742
Wages-Salary                              461        5,605
Employee Benefits and Pension           1,105       10,203
Repairs & Maintenance                     660        9,546
Supplies                                  858        8,524
Utilities                               1,223       10,641
Purchased Components/Services             470        6,814
Income(loss) from Pattern Sales          (108)      (1,647)
Fixed Asset - (gain/loss)                  --           11
MIS Expense                                18          657
Travel & Entertainment                     10          119
Other Variable Costs                       29        1,762
Depreciation & Amortization               395        5,428
Other Allocated Fixed Costs                --            2
Other Fixed Costs                         136        1,845
                                       ------      -------
Cost of Goods Sold                     11,690      130,168
Gross Profit                            1,328       18,173
Plant SG&A Expense                         29          384
SG&A Expense - Allocation (Sched 1)       313        3,687
Other Operating Expenses                   --          415
                                       ------      -------
Total Operating Expenses                  342        4,486
Operating Profit                          986       13,687
Outside Interest Income                    --           --
Outside Interest (Expense)                 --           (6)
Intercompany Interest Income               --           --
Intercompany Interest (Expense)          (213)      (2,496)
Charges (From) Affiliates                  --           --
Charges To Affiliates                      --           --
Gain/(Loss) On Sales Of Assets             --          (59)
Outside Dividend Income                    --           --
Foreign Exchange Gain/(Loss)               --           --
Income/Loss From European Operations       --           --
Other Income/(Expense)                     --           --
                                       ------      -------
Total Non-Operating Expenses             (213)      (2,561)
Income Before Income Taxes                773       11,126
Income Tax Expense                         33          421
                                       ------      -------
Net Income                                740       10,705
                                       ======      =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                    September
(Allocation of Corporate Costs to Filing Entities)
(000'S)

                                                                       September
                                                                       ---------
Officer Compensation                                                    $  189
Salary Expense other Employees                                             949
Employee Benefits and Pension                                             (166)
Payroll Taxes                                                               49
Other Taxes                                                                 (1)
Rent and Lease Expense                                                     203
Interest Expense
Insurance                                                                   54
Automobile and Truck Expense                                                11
Utilities(Gas Electric, Phone)                                              51
Depreciation                                                                87
Travel and Entertainment                                                   155
Repairs and Maintenance                                                     40
Advertising/Promotion                                                        0
Supplies, Office Expense                                                    33

OTHER:
Contributions                                                                0
Professional Fees - Audit/Tax                                              350
Bank Fees                                                                    0
Public Reporting Fees                                                     (100)
Employee Relocation/Training                                                 5
Data Processing                                                             25
Dues and Subscriptions                                                      12
Outside Services                                                           245
Project Development Costs net of Billings                                   19
Director Fees                                                               25
Miscellaneous                                                                1
Legal Fees                                                                  26
Cost Allocation - Europe                                                   (78)
Cost Allocation - Out                                                     (204)
                                                                        ------
                                                                        $1,979
                                                                        ======

Allocation:
Wagner Castings                                                            191
Northern Castings                                                           51
Ironton Iron                                                                 0
Lynchburg Foundry                                                          193
Columbus Foundry                                                           313
Wagner Havana                                                                0
Intermet U.S. Holdings                                                     261
Cast-Matic Corp.                                                            82
Diversified Diemakers                                                      257
Ganton Technologies                                                        168
Tool Products                                                              137
Corporate                                                                  327
                                                                        ------
Total                                                                   $1,979
                                                                        ======

INTERMET CORP. AND SUBSIDIARIES
BALANCE SHEEET AS OF 09-30-05
($000'S)

                                                                  CASE #04-67609
                                                                     COLUMBUS
                                                                      FOUNDRY
                                                                  --------------
Cash And Equivalents                                                 $     --
Accounts Receivable                                                    20,413
Short-Term Intercompany Receivables                                       206
Inventories                                                             6,660
Other Current Assets                                                      637
                                                                     --------
   TOTAL CURRENT ASSETS                                                27,916

Land and Buildings                                                     12,636
Machinery & Equipment                                                  78,083
Construction In Progress                                                1,415
                                                                     --------
Total Fixed Assets                                                     92,134
Accumulated Depreciation                                              (63,172)
                                                                     --------
   NET FIXED ASSETS                                                    28,962

Investment In Subsidiaries                                                 --
Investment In European Operations                                          --
Long-Term Intercompany Receivables                                     36,638
Deferred Taxes, Long-Term Asset                                            --
Other Assets                                                              758
                                                                     --------
   TOTAL ASSETS                                                      $ 94,274
                                                                     ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                     $  3,015
Wages and Salaries  (See schedule)                                        682
Taxes Payable - (See schedule)                                            595
                                                                     --------
   TOTAL POST PETITION LIABILITIES                                      4,292

SECURED LIABILITIES:
SECURED DEBT                                                               --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
Accrued Income Taxes                                                       --
Accrued Tax - State                                                        --
Accrued Property Taxes                                                     --
Accrued Workers Comp.                                                     263
Accrued Payroll                                                            --
Accrued Payroll Taxes                                                      --
                                                                     --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                263

UNSECURED LIABILITIES
Accounts Payable                                                       10,120
Senior & IDR Bonds                                                         --
                                                                     --------
TOTAL UNSECURED LIABILITIES                                            10,120

OTHER LIABILITIES
Accrued Liabilities                                                     2,345
Short-Term Intercompany Payables                                           --

Retirement Benefits                                                      (982)
Deferred Taxes - Long-Term Liability                                       --
Other Long-Term Liabilities                                                --
Long-Term Intercompany Payables                                         1,336
Minority Interest                                                          --
                                                                     --------
TOTAL LIABILITIES                                                      17,374

Common Stock                                                               --
Capital In Excess Of Par Value                                          4,592
Retained Earnings - Prepetition                                        61,603
Retained Earnings - Post Petition                                      10,705
Equity In European Operations
   Accumulated Translation Adjustment                                      --
   Minimum Pension Liability Adjustment                                    --
   Unearned Restricted Stock                                               --
                                                                     --------
TOTAL SHAREHOLDER EQUITY                                               76,900
                                                                     --------
TOTAL LIABILITIES AND EQUITY                                         $ 94,274
                                                                     ========

PERIOD ENDED: 09-30-05          COLUMBUS FOUNDRY                  CASE #04-67609

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                   Balance
                                        as of       Accrued /    Payments /       as of
                                       8-31-05       Withheld     Deposits       9-30-05
                                     -----------   -----------   ----------   ------------
Income tax withheld: Federal            ($41,815)    ($233,811)  $  275,626   $          0
Income tax withheld: State               (18,930)     (102,652)     121,582              0
Income tax withheld: Local                     0             0            0              0
FICA Withheld                            (33,038)     (174,356)     207,394              0
Employers FICA                           (17,624)     (241,938)     207,394        (52,168)
Unemployment Tax: Federal                 (1,800)       (1,056)           0         (2,856)
Unemployment Tax: State                   (6,401)       (3,751)           0        (10,152)
All Other Payroll W/H                    (36,148)     (166,359)     132,429        (70,078)

State Taxes: Inc./Sales/Use/Excise      (104,778)      (73,884)      47,537       (131,126)
Property Taxes                          (364,918)      (15,000)     169,093       (210,825)

Workers Compensation                    (321,278)      (63,000)     266,577       (117,701)
                                     -----------   -----------   ----------   ------------
Total                                  ($946,729)  ($1,075,807)  $1,427,631      ($594,905)

Wages and Salaries                      (252,738)   (2,751,523)   2,321,927       (682,334)
                                     -----------   -----------   ----------   ------------
Grand Total                          ($1,199,467)  ($3,827,330)  $3,749,558    ($1,277,239)
                                     ===========   ===========   ==========   ============

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total       0-30 Days    30-60 Days   Over 60 Days
----------------------------   -----------   -----------   ----------   ------------
Accounts Payable               $ 3,015,277   $ 3,015,277    $      0      $      0
Accounts Receivable            $20,726,429   $19,996,821    $113,434      $616,174

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:  MONTHLY CASH STATEMENT
MONTH ENDED 9/30/2005

                                                                             CASE # 04-67609
                                                                            COLUMBUS FOUNDRY
                                                         ------------------------------------------------------
                     ACCOUNT TYPE                          DEPOSIT          AP        PR (HOURLY)   PR (SALARY)
                       ACCOUNT #                         5401086425     2770716492     2770716484    2770716658
                         BANK                            Stan. Fed.     Stan. Fed.     Stan. Fed.    Stan. Fed.
                     ------------                        ----------   -------------   -----------   -----------
BEGINNING BANK BALANCE                                           --              --            --          --
RECEIPTS                                                  5,580,907              --            --          --
TRANSFERS IN (CORPORATE)                                         --       3,305,488     1,992,466     422,434
DISBURSEMENTS                                            (5,580,907)     (3,305,488)   (1,992,466)   (422,434)
TRANSFERS OUT (CORPORATE)                                        --              --            --          --
                                                         ----------   -------------    ----------    --------
ENDING BANK BALANCE                                              --              --            --          --

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                     4,298,759
CHECKS ISSUED                                                             3,359,797
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                 2,958,648.81
CORPORATE DEBIT MEMOS                                                        18,531
                                                                      -------------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS
   RECONCILIATION)                                                    $  10,635,735
                                                                      =============
OUTSTANDING CHECKS AS OF AUGUST 31                                          339,644
VOIDED CHECKS OUTSTANDING AS OF AUGUST 31                                        --
CHECKS ISSUED DURING SEPTEMBER                                            3,359,797
CHECKS CLEARED DURING SEPTEMBER                                          (3,208,566)  Excludes $96,922 of misc EFT's.
                                                                      -------------
OUTSTANDING CHECKS AS OF SEPTEMBER 30 (SEE
   OUTSTANDING CHECKLIST)                                             $     490,875
                                                                      =============

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
SEPTEMBER 2005

                  VENDOR                                     TOTAL DISBURSEMENTS
                  ------                                     -------------------
ABEL, JOHN N.                                                    $  3,500.00
ACCI                                                                2,168.75
ACTION MACHINERY                                                   19,258.80
ACTIVATION, INC.                                                   33,969.14
ADP INC                                                             3,016.08
ADULT PROBATION OFFICE                                              1,935.08
AETNA US HEALTHCARE                                                 9,960.49
AIR SPECIALIST INC                                                  2,400.55
AIRGAS DRY ICE                                                        507.38
AIRGAS SOUTH INC.                                                   3,502.96
ALABAMA CHILD SUPPORT PAYMENT                                      11,694.55
ALABAMA DEPT OF ENVIRONMENTAL                                          75.00
ALABAMA DEPT. OF REVENUE                                              620.33
ALLEN RICHIE                                                          896.83
ALLEN, JOHN F.                                                        450.79
ALLIED MINERAL PRODUCTS INC                                        88,657.57
AMERALLOY STEEL CORPORATION                                         5,692.88
AMERICAN BUSINESS FORMS                                             2,087.86
AMERICAN COLLOID COMPANY                                          191,305.85
AMERICAN FAMILY LIFE                                                  449.16
ANDREW S. MCCREATH AND SON INC                                        600.00
ATMOS ENERGY                                                      109,094.08
ATMOS ENERGY MARKETING LLC                                             49.69
AUTOMATED BUSINESS MACHINES                                         2,631.54
BARLOWORLD HANDLING LP                                             28,494.11
BEARDSLEY & PIPER, LLC                                                917.00
BEARINGS & DRIVES, INC.                                             2,606.41
BEAUFORT COUNTY FAMILY COURT                                          253.08
BELL SOUTH                                                          2,428.38
BERTHIAUME, BEN                                                        55.00
BETTY BASS FLOWERS & GIFTS                                            176.55
B-H TRANSFER CO                                                    15,139.99
BHA GROUP INC                                                       2,253.56
BIBB SUPPLY CO., INC.                                                 774.12
BLAKE & PENDLETON INC.                                              1,419.61
BONNER JR., FRANK W.                                                  687.06
BRAMMER SAFETY, INC.                                                  197.36
BROADSPIRE SERVICES INC                                            32,054.85
BROWN & SHARPE INC                                                  1,000.00
C.A. PICARD SURFACE ENGIN                                           6,572.97
CAIL TOOL & MACHINERY, INC                                          4,941.90
CARLA DEVITA REED                                                     600.00
CARRIER VIBRATING EQUIPMENT, INC.                                   2,207.01
CASTROL INDUSTRIAL N A                                              2,083.13
CBI LEASING INC #1                                                 11,710.11
CHAPTER 13 TRUSTEE                                                 18,098.84
CINTAS CORP.                                                        6,421.79
CINTAS CORPORATION                                                    778.79
CLARK, ART                                                          1,070.51
CLERK OF MUNICIPAL COURT                                              796.94
CLERK OF THE CIRCUIT COURT                                            324.83
Client Services ECM (Fidelity)                                        105.10
COBB WIRE ROPE & SLING CO.                                            896.09
COLUMBUS FIRE & SAFETY EQUIP                                          944.28
COLUMBUS INDUSTRIAL SUPPLY                                          1,463.13
COLUMBUS WATER WORKS                                               12,756.18
CONSTRUCTION MANAGEMENT SERVIC                                      8,550.00
CORINNE T. HURST/CIRCUIT CLERK                                        151.00
CURTIS REDDING                                                      1,221.00
DANIELS, RICHARD                                                      352.91
DAUBER COMPANY, INC.                                               13,520.00
DEFENDER SERVICES INC                                              11,397.60
DELL RECEIVABLES L.P.                                               2,307.73
DELPHI CHASSIS SYSTEMS                                             24,800.00
DISA TECHNOLOGIES                                                   8,939.15
DOCTOR'S HOSPITAL                                                   1,294.00
DONALD MAY                                                             72.82
DYNAMIC AIR INC.                                                      720.22

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
SEPTEMBER 2005

                  VENDOR                                     TOTAL DISBURSEMENTS
                  ------                                     -------------------
DYSON CONVEYOR                                                      1,548.26
E COHN COMPANY, INC.                                                7,500.00
EARTHLINK INC                                                          23.95
EBCO BATTERY CO                                                       548.97
EDDIE WILLIAMS                                                      8,471.92
EDWARD E. RIFFLE                                                      375.00
ELECTRIC MELTING SRVCES SW INC.                                   104,111.29
ELKEM METALS, INC.                                                 85,272.34
Enterprise                                                          1,118.79
ENVIRONMENTAL TECHNOLOGY CORP                                         130.85
ETA ENGINEERING, INC.                                               2,182.80
EXACT METROLOGY SERVICES                                            3,300.00
F & B AUTO ELECTRIC SERVICE                                         1,052.35
FANN INSTRUMENT                                                     3,385.50
FERGUSON ENTERPRISES                                                6,185.73
FLETCHER OIL INC.                                                   4,964.59
FORKLIFT'S PLUS, INC.                                                 342.14
FORTNEY, LEE                                                           42.54
FREEMAN MFG. & SUPPLY CO.                                             152.58
GA AUTOMATION CO. INC.                                                445.21
GAYLORD FOUNDRY EQUIPMENT, INC.                                       970.80
GEMS SENSORS DIVISION                                                 222.46
GENERAL KINEMATICS                                                  1,956.56
GENTRY MACHINE WORKS, INC.                                         27,993.43
GEORGIA POWER                                                     991,185.49
GERALD COLLINS                                                        221.92
GLENN PETRIK                                                        2,860.33
GLOBE METALLURGICAL INC                                           180,616.80
GRAYLINK                                                              472.67
GREGORY H. MCCOY                                                      200.00
GRIFFCO QUALITY SOLUTIONS                                             336.00
GULF TRADING                                                       60,720.00
HA INTERNATIONAL LLC                                               56,374.40
HALL JR., GAYLON B                                                    303.27
HAMMOND CONSTRUCTION CO.                                            6,222.00
HARTLEY CONTROLS INC.                                               3,159.64
HAUTT, PETE                                                           176.90
HERAEUS ELECTRO-NITE CO.                                           13,030.00
HILTI INC                                                             603.53
IFCO INDUSTRIAL CONTAINER SYS                                         426.93
IKON OFFICE SOLUTIONS                                                 254.66
INDUCTOTHERM CORP.                                                 21,925.12
INDUSTRIAL 1 SUPPLY CO.                                            20,852.19
INDUSTRIAL COMBUSTION SVCE INC                                     14,303.20
INDUSTRIAL METAL FABRICATORS                                       21,946.00
INDUSTRIAL VENTILATION INC.                                        17,775.00
Information Handling Services                                         833.20
INSTITUTE OF MANAGEMENT ACCTS                                         185.00
INTERNAL REVENUE SERVICE                                            1,454.00
INTERNAL REVENUE SERVICE                                              320.00
INTERNATIONAL TREASURER-USAW                                       12,790.57
INTERSTATE ELECTRICAL SUPPLY                                       95,106.28
IRON AGE CORP                                                         449.35
J.POLLOCK INC.                                                      2,350.34
JESS W. JACKSON & ASSOCIATES                                        3,279.88
JOHNSON DIVERSITY/ DUBOIS                                           2,155.73
JOHNSTONE SUPPLY                                                      625.87
K & S INDUSTRIAL                                                      661.49
KENNETH ROY                                                           186.54
KENT RUDBECK                                                        8,066.82
KEVIN MARTIN                                                        1,705.00
KNOX PEST CONTROL                                                     186.00
KRAUTKRAMER BRANSON, INC.                                           2,798.07
LABCORP OF AMERICA HOLDINGS                                         1,097.50
LAEMPE + REICH CORPORATION                                            425.02
LAKE, STEVE                                                           938.57
LAND TRANSPORTATION                                               194,069.95
LARPEN METALLURGIAL SERVICE                                       103,710.00
LEADING EDGE                                                       17,814.13

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
SEPTEMBER 2005

                  VENDOR                                     TOTAL DISBURSEMENTS
                  ------                                     -------------------
LIFTSYSTEMS OF GA LLC                                                6,482.33
LINA                                                                   250.00
LINDE GAS LLC                                                       12,156.26
LORAMENDI, INC                                                       1,008.12
MACAWBER ENGINEERING, INC.                                             485.50
MAGISTRATE COURT OF                                                  1,281.77
MARTIN BROTHERS CONTAINERS                                          12,417.53
MCCALL, STEVE                                                          560.65
MCI                                                                    418.22
MCI CONFERENCING                                                       289.29
Mercer                                                               8,403.00
Mercer                                                               7,986.00
METOKOTE CORPORATION                                                98,762.71
MICHAEL SMITH                                                        1,084.00
MIKE WINDISH                                                         7,987.93
MILLER AND COMPANY LLC                                              75,665.06
MILLER LANDSCAPING                                                     700.00
MISSOURI REFRACTORIES CO. INC.                                      12,927.20
MODERN EQUIPMENT COMPANY                                               954.48
MORRIS MATERIAL HANDLING                                            59,111.55
MOTION INDUSTRIES, INC.                                             27,174.89
MUSCOGEE COUNTY TAX COMM                                           169,093.48
NATIONAL AFFILIATED TECHNOLOGI                                       1,595.00
NATIONAL BELT SERVICE, INC                                          43,228.26
NC CHILD SUPPORT CENTRALIZED                                           271.00
NEWCO                                                               10,528.02
NOBLE SALES                                                         15,470.10
NOLEN, VIVIEN H.                                                       165.48
NORFOLK SOUTHERN CORPORATION                                       105,000.00
NORTHBEND PATTERN WORKS,LLC                                         17,400.00
OCCUPATIONAL MEDICINE OF                                             2,342.20
OFFICE DEPOT CREDIT PLAN                                             1,781.38
OHIO CSPC                                                            1,324.40
OMNISOURCE CORPORATION - COPPER                                     37,000.00
OMNISOURCE CORPORATION - STEEL                                   2,578,171.36
OVERBY COMPANY, THE                                                  2,918.84
OWENS, B. ZANE                                                         750.76
PAMELA LASHALL HOLT                                                    600.00
PARMER WATER COMPANY                                                    76.51
PAUL JORDAN                                                            117.29
Payroll Issued (Includes Corp Disbursments                       2,958,648.81
PERFECT PATTERNS INC.                                               97,166.00
PHILIP SERVICES CORP                                                 5,908.00
PIEDMONT FOUNDRY SUPPLY, INC.                                        4,807.72
PIEDMONT NATIONAL CORPORATION                                        6,491.05
POWELL SYSTEMS, INC.                                                38,013.75
PREFERRED SOURCING                                                   5,148.75
PRIMETRADE, INC.                                                   588,308.48
Provident Life                                                          84.50
PROVIDENT LIFE & ACCIDENT INS.                                       3,438.09
PRYOR GIGGEY COMPANY                                                 4,320.00
R&R SAFETY SHOE SERVICE                                              1,130.99
RADIO WHOLESALE MARKETING                                            1,385.87
RANDALL D. QUINTRELL                                                   589.45
REAVES WRECKING                                                     17,775.44
REFRACTORY SALES & SERVICE CO.                                      11,574.00
REYNOLDS SUPPLY CO.                                                  3,083.93
RICHARD DANIELS                                                        134.17
RODGERS METAL CRAFT, INC.                                           10,999.60
S H R M                                                                160.00
SAFETY SOUTH                                                         4,955.47
SAFETY-KLEEN CORP.                                                   1,787.99
SAM'S WELDING                                                        1,690.00
SCALE SYSTEMS, INC.                                                  2,330.00
SCORE, INC                                                          18,428.00
SERVICE FIRST, INC.                                                    377.55
SHANNON BAKER ASSOCIATES, INC.                                     107,488.20
SHEMWELL, DAVID                                                        902.65
SHOES 'N COMPANY                                                     1,055.57

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
SEPTEMBER 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
SILICON CARBIDE & MORE                                                 350.00
SMITH GRAY ELECTRIC CO., INC.                                       19,920.01
SMITH, MIKE                                                            459.38
SOUTHERN STATES TOYOTALIFT                                          70,124.59
SOUTHLAND CHEMICAL                                                     173.35
SPECIALTY CARBIDE PRODUCTS                                             484.50
SPECIALTY FOUNDRY PRODUCT                                            3,127.08
SPHERION TEMPERORARY SERVICES                                          893.69
STATE BOARD OF WORKER COMP                                           8,425.82
STATE CENTRAL UNIT                                                     640.00
STATE COLLECTION & DISBUREMENT                                         500.00
STROMQUIST & CO., INC.                                                  48.90
SUPREME CORES OF THE CAROLINAS                                       8,124.36
THE BUSINESS RESOURCE CENTER                                           450.00
THE MODAL SHOP                                                         661.15
THE NEW KEIBLER-THOMPSON CO.                                         3,710.00
THORNTON, JOSEPH                                                       120.00
TOOLING & EQUIPMENT INTERNAT'L                                         286.55
TOT HILLS FARMS                                                        250.00
TRANS-MAN LOGISTICS, INC.                                          101,908.15
TRIPLE M MANUFACTURING, INC.                                         8,020.00
TRU KUT INC                                                            403.58
U.S. DEPT OF EDUCATION                                                 311.36
UMETCO, INC                                                         73,395.00
UNIFRAX                                                             14,601.60
UNIMIN CORPORATION                                                  59,994.00
VALLEY PLUMBING COMPANY                                                690.00
VESUVIUS U.S.A.                                                     19,425.42
VICTORIA BODLEY                                                        200.00
VOLVO RENTS                                                          8,764.03
VULCAN ELECTRO COATING                                              26,160.25
W T HARVEY LUMBER CO                                                   210.26
WANG, JAMES                                                             95.10
WARD, KATHY                                                             24.68
WARNER PAINT & DECORATING CENT                                       1,702.85
WARR GRADING CONTRACTOR                                             32,838.00
WASTE MANAGEMENT                                                     3,859.59
WEAVER, ROBERT W                                                        65.36
WHEELABRATOR ABRASIVES, INC.                                        59,745.00
WHEELABRATOR INTERNATIONAL                                          11,996.68
WILLIAM A.KIBBE & ASSOCIATES                                         3,120.00
WINGATE INN                                                            934.80
YANCEY BROS. CO.,                                                   10,841.64
                                                               --------------
                                                               $10,635,735.22
                                                               ==============

COLUMBUS FOUNDRY
CASE NO. 04-67609
AT OF 9/30/05

COLUMBUS FOUNDRY - BANK RECONCILIATION

Bank Balance                                                         $        --

Actual Outstanding AP Checks                                          490,874.80
Actual Outstanding PR Checks                                          325,060.89
                                                                     -----------
                                                                      815,935.69

Unadjusted GL Balance                                                 815,935.69
                                                                     -----------
Difference                                                           $        --
                                                                     ===========

COLUMBUS FOUNDRY
OUTSTANDING CHECK LIST
CASE NO. 04-67609

   DATE     CHECK   OUTSTANDING
   ----     -----   -----------
3/11/2005   18449   $     23.95
7/28/2005   21410        500.00
8/23/2005   21890        652.11
8/23/2005   21894        541.68
 9/7/2005   22096      2,428.38
 9/9/2005   22146         42.54
9/13/2005   22167      8,550.00
9/13/2005   22172        152.58
9/16/2005   22243         24.68
9/21/2005   22275      9,960.49
9/21/2005   22276         75.00
9/21/2005   22278     27,720.00
9/23/2005   22285        704.48
9/23/2005   22286      3,367.50
9/23/2005   22288      2,191.64
9/23/2005   22289      4,500.00
9/23/2005   22290      5,893.87
9/23/2005   22291      1,606.40
9/23/2005   22292      4,507.71
9/23/2005   22296      1,935.08
9/23/2005   22298        620.33
9/23/2005   22299        253.08
9/23/2005   22302        369.70
9/23/2005   22303        796.94
9/23/2005   22304        151.00
9/23/2005   22306        320.00
9/23/2005   22307      1,454.00
9/23/2005   22308        449.35
9/23/2005   22309      1,281.77
9/23/2005   22311     15,470.10
9/23/2005   22313        600.00
9/23/2005   22314      1,130.99
9/23/2005   22315        709.45
9/23/2005   22316        640.00
9/23/2005   22317        500.00
9/23/2005   22319        200.00
9/30/2005   22330      2,168.75
9/30/2005   22331        815.76
9/30/2005   22332      2,087.86
9/30/2005   22333      2,202.09
9/30/2005   22334      1,502.29
9/30/2005   22335        766.26
9/30/2005   22336      4,585.00
9/30/2005   22337      2,734.80
9/30/2005   22338     11,710.11
9/30/2005   22339        266.01
9/30/2005   22340      3,817.58
9/30/2005   22341      1,455.20
9/30/2005   22342      3,385.50
9/30/2005   22343        414.53
9/30/2005   22344        445.21
9/30/2005   22345        152.30
9/30/2005   22346        336.00
9/30/2005   22347        968.00
9/30/2005   22348      7,836.00
9/30/2005   22350      7,225.61
9/30/2005   22351      1,237.21
9/30/2005   22352        581.96
9/30/2005   22353        661.49
9/30/2005   22354        186.00
9/30/2005   22355        425.02
9/30/2005   22356     12,417.53
9/30/2005   22357        173.89
9/30/2005   22358      4,787.65
9/30/2005   22359      1,595.00
9/30/2005   22360      6,965.84
9/30/2005   22361     17,400.00
9/30/2005   22362        761.36
9/30/2005   22363      5,908.00
9/30/2005   22364      1,120.75
9/30/2005   22365        900.94
9/30/2005   22366        160.51
9/30/2005   22367      1,043.25
9/30/2005   22368      9,201.00
9/30/2005   22369        377.55
9/30/2005   22370      4,510.17
9/30/2005   22371      6,104.67
9/30/2005   22372         82.13
9/30/2005   22373        661.15
9/30/2005   22374      8,020.00
9/30/2005   22375      9,300.12
9/30/2005   22376      1,087.97
9/30/2005   22377        675.00
9/30/2005   22378      1,294.00
9/30/2005   22379         67.40
9/30/2005   22380          1.56
9/30/2005   22381        687.06
9/30/2005   22382        324.83
9/30/2005   22383          3.04
9/30/2005   22384         72.82
9/30/2005   22385      2,000.00
9/30/2005   22386         81.90
9/30/2005   22387     12,790.57
9/30/2005   22388      2,350.34
9/30/2005   22390        119.21
9/30/2005   22391        713.19
9/30/2005   22392        589.45
9/30/2005   22393        134.17
9/30/2005   22394        162.55
9/30/2005   22395        120.00
9/30/2005   22396        250.00
9/30/2005   22397        311.36
9/30/2005   22398         95.10
9/30/2005   22399     45,013.50
9/30/2005   22401     35,157.22
9/30/2005   22407     41,479.12
9/30/2005   22409     69,440.00
9/30/2005   22416     16,350.00
9/30/2005   22417        480.00
9/30/2005   22418      2,206.00
9/30/2005   22419        482.59
9/30/2005   22420      6,552.00
                    -----------
                    $490,874.80
                    ===========

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

         The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: COLUMBUS FOUNDRY, L.P.   Capacity: ___ Shareholder
      Case Number: 04-67609              ___ Officer
                                         ___ Director
                                         ___ Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

Current Compensation Paid:       Weekly   or   Monthly

                                 ______        _______

Current Benefits Paid:           Weekly   or   Monthly

   Health Insurance              ______        _______

   Life Insurance                ______        _______

   Retirement                    ______        _______

   Company Vehicle               ______        _______

   Entertainment                 ______        _______

   Travel                        ______        _______

   Other Benefits                ______        _______

   Total Benefits                ______        _______

CURRENT OTHER BENEFITS PAID:     Weekly   or   Monthly

   Rent Paid                     ______        _______

   Loans                         ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Total Other Payments          ______        _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly   or   Monthly

                                 ______           $0


Dated: OCTOBER 20, 2005                 ----------------------------------------
                                        Principal, Officer, Director, or Insider

                                                                          Form 6

                                                          Columbus Foundry, L.P.
                                                           Case Number: 04-67609

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE             CARRIER         POLICY PERIOD
--------------             -------         -------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                        )
INTERMET CORPORATION, ET AL   )  CASE NO: 04-67612
                              )  Chapter 11
                              )  Judge: Marci B. McIvor
DIVERSIFIED DIEMAKERS, INC.   )
                     Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X    Operating Statement              (Form 2)

     X    Balance Sheet                    (Form 3)

     X    Summary of Operations            (Form 4)

     X    Monthly Cash Statement           (Form 5)

     X    Statement of Compensation        (Form 6)

     X    Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: OCTOBER 20, 2005                 /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 9-30-05
($000's)

                                        CASE #04-67612
                                          DIVERSIFIED
                                           DIEMAKERS
                                       ----------------
                                                  Total
                                       Current    Since
                                        Month    Filing
                                       -------   ------
Net Sales                               6,147    84,765

Cost of Goods Sold
Materials and Freight                   2,035    28,342
Wages - Hourly                          1,324    16,113
Wages-Salary                              138     1,808
Employee Benefits and Pension             819     9,167
Repairs & Maintenance                     515     5,078
Supplies                                  122     1,567
Utilities                                 290     3,108
Purchased Components/Services              --        --
Income(loss) from Pattern Sales           107     1,936
   Fixed Asset - (gain/loss)               --        --
   MIS Expense                             86        86
   Travel & Entertainment                  10        56
   Other Variable Costs                   434     5,505
   Depreciation & Amortization            667     8,198
   Other Allocated Fixed Costs            155     3,892
   Other Fixed Costs                      167     1,757
                                       ------    ------
Cost of Goods Sold                      6,869    86,613

Gross Profit                             (722)   (1,848)

Plant SG&A Expense                         --        (6)
SG&A Expense - Allocation (Sched 1)       257     3,033
   Other Operating Expenses                --       551
                                       ------    ------
   Total Operating Expenses               257     3,578

   Operating Profit                      (979)   (5,426)

   Outside Interest Income                 --        --
   Outside Interest (Expense)              --        --
   Intercompany Interest Income            --        --
   Intercompany Interest (Expense)       (249)   (2,576)
   Charges (From) Affiliates               --        --
   Charges To Affiliates                   --        --
   Gain/(Loss) On Sales Of Assets          --        13
   Outside Dividend Income                 --        --
   Foreign Exchange Gain/(Loss)            --        --
Income/Loss From European Operations       --        --
   Other Income/(Expense)                  --        --
                                       ------    ------
   Total Non-Operating Expenses          (249)   (2,563)

   Income Before Income Taxes          (1,228)   (7,989)

   Income Tax Expense                      --        41
                                       ------    ------
   Net Income                          (1,228)   (8,030)
                                       ======    ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                    September
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            September
                                            ---------
Officer Compensation                         $  189
Salary Expense other Employees                  949
Employee Benefits and Pension                  (166)
Payroll Taxes                                    49
Other Taxes                                      (1)
Rent and Lease Expense                          203
Interest Expense
Insurance                                        54
Automobile and Truck Expense                     11
Utilities(Gas Electric,Phone)                    51
Depreciation                                     87
Travel and Entertainment                        155
Repairs and Maintenance                          40
Advertising/Promotion                             0
Supplies, Office Expense                         33

OTHER:
Contributions                                     0
Professional Fees - Audit/Tax                   350
Bank Fees                                         0
Public Reporting Fees                          (100)
Employee Relocation/Training                      5
Data Processing                                  25
Dues and Subscriptions                           12
Outside Services                                245
Project Development Costs net of Billings        19
Director Fees                                    25
Miscellaneous                                     1
Legal Fees                                       26
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (204)
                                             ------
                                             $1,979
                                             ======

Allocation:
Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       327
                                             ------
Total                                        $1,979
                                             ======

Intermet Corp. and Subsidiaries
Balance Sheet as of 09-30-O5
($000's)

                                             CASE #04-87812
                                               DIVERSIFIED
                                                DIEMAKERS
                                             --------------
Cash And Equivalents                            $     26
Accounts Receivable                               10,756
Short-Term Intercompany Receivables                  105
Inventories                                       17,251
Other Current Assets                               1,034
                                                --------
   TOTAL CURRENT ASSETS                           29,172

Land and Buildings                                16,395
Machinery & Equipment                             57,950
Construction In Progress                           1,385
                                                --------
Total Fixed Assets                                75,730
Accumulated Depreciation                         (47,489)
                                                --------
   NET FIXED ASSETS                               28,241

Investment In Subsidiaries                            --
Investment In European Operations                     --
Long-Term Intercompany Receivables                40,285
Deferred Taxes, Long-Term Asset                       --
Other Assets                                          --
                                                --------

   TOTAL ASSETS                                 $ 97,698
                                                ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

Accounts Payable                                $  1,956
Wages and Salaries  (See schedule)                   366
Taxes Payable - (See schedule)                     1,078
                                                --------
   TOTAL POST PETITION LIABILITIES                 3,400

SECURED LIABILITIES:
SECURED DEBT                                          --
                                                --------

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
Accrued Income Taxes                                  --
Accrued Tax - State                                   --
Accrued Property Taxes                                --
Accrued Workers Comp                               1,189
Accrued Payroll                                       --
Accrued Payroll Taxes                                 --
                                                --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES         1,189

UNSECURED LIABILITIES
Accounts Payable                                   6,278
Senior  & IDR Bonds                                   --
                                                --------
TOTAL UNSECURED LIABILITIES                        6,278

OTHER LIABILITIES
Accrued Liabilities                                4,047
Short-Term Intercompany Payables                      --

Retirement Benefits                                1,153
Deferred Taxes - Long-Term Liability                  --
Other Long-Term Liabilities                          856
Long-Term Intercompany Payables                       --
Minority Interest                                     --
                                                --------
TOTAL LIABILITIES                                 16,923

Common Stock                                          --
Capital In Excess Of Par Value                   110,000
Retained Earnings - Prepetition                  (21,195)
Retained Earnings - Post Petition                 (8,030)
Equity In European Operations
Accumulated Translation Adjustment                    --
Minimum Pension Liability Adjustment                  --
Unearned Restricted Stock                             --
                                                --------
TOTAL SHAREHOLDER EQUITY                          80,775
                                                --------
TOTAL LIABILITIES AND EQUITY                    $ 97,698
                                                ========

PERIOD ENDED: 09-30-05     DIVERSIFIED DIEMAKERS, INC.            CASE #04-67612

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                  Balance
                                        as of       Accrued /    Payments /      as of
                                      8/31/2005      Withheld     Deposits     9/30/2005
                                     -----------   -----------   ----------   -----------
Income tax withheld: Federal            ($18,271)    ($174,466)  $  157,975      ($34,762)
Income tax withheld: State                (5,779)      (55,776)      50,437       (11,118)
Income tax withheld: Local                     0             0            0             0
FICA Withheld                            (14,535)     (132,630)     121,090       (26,076)
Employers FICA                           (14,536)     (132,630)     121,091       (26,075)
Unemployment Tax: Federal                    (96)         (449)         425          (120)
Unemployment Tax: State                     (383)       (1,795)       1,699          (479)
All Other Payroll W/H                    (46,920)     (268,428)     250,185       (65,164)

State Taxes: Inc./Sales/Use/Excise        (4,534)       (7,217)       6,416        (5,335)
Property Taxes                          (325,453)      (47,861)           0      (373,314)

Workers Compensation                    (494,330)     (107,792)      66,768      (535,354)
                                     -----------   -----------   ----------   -----------
Total                                  ($924,836)    ($929,044)  $  776,084   ($1,077,796)

Wages and Salaries                      (307,806)   (1,256,083)   1,198,004      (365,885)
                                     -----------   -----------   ----------   -----------
Grand Total                          ($1,232,642)  ($2,185,127)  $1,974,087   ($1,443,682)
                                     ===========   ===========   ==========   ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total       0-30 Days   30-60 Days   Over 60 Days
----------------------------   -----------   ----------   ----------   ------------
Accounts Payable               $ 1,955,655   $1,791,525    $157,191     $    6,939
Accounts Receivable            $11,133,767   $9,003,098    $816,997     $1,313,672

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 9/30/2005

                                                                                           CASE # 04-67612
                                                                                 DIVERSIFIED DIE MAKERS (MONROE)
                                                               --------------------------------------------------------------------
                           ACCOUNT TYPE                          LOCKBOX        AP           CHECKING       CHECKING        PR
                            ACCOUNT #                          5402530991   2770721732      5045182027     5970758593    2770721740
                               BANK                             Stand Fed    Stand Fed   Bank of America    UMB Bank     Stand Fed
------------------------------------------------------------   ----------   ----------   ---------------   ----------   -----------
BEGINNING BANK BALANCE                                                 --           --        22,731          2,000            --
RECEIPTS                                                               --           --           369            275            --
TRANSFERS IN (CORPORATE)                                        5,408,467    1,097,343            --             --       808,047
DISBURSEMENTS                                                  (5,408,467)  (1,097,343)         (194)           (11)     (808,047)
TRANSFERS OUT (CORPORATE)                                              --           --            --         (2,264)           --
                                                               ----------   ----------        ------         ------      --------
ENDING BANK BALANCE                                                    --           --        22,905             --            --

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                        1,624,344
CHECKS ISSUED                                                                1,065,684
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                       2,276,988
CORPORATE DEBIT MEMOS                                                           69,514
                                                                            ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                $5,036,530
                                                                            ==========

OUTSTANDING CHECKS AS OF AUGUST 31                                             122,417
VOIDED CHECKS OUTSTANDING AS OF AUGUST 31                                         (176)
CHECKS ISSUED DURING SEPTEMBER                                               1,065,684
CHECKS CLEARED DURING SEPTEMBER                                             (1,096,593)  Excludes check #401319 for $750.
                                                                            ----------
OUTSTANDING CHECKS AS OF SEPTEMBER 30 (SEE OUTSTANDING                      $   91,332
CHECKLIST)                                                                  ==========

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
SEPTEMBER 2005

                 VENDOR                                      TOTAL DISBURSEMENTS
                 ------                                      -------------------
A & A MANUFACTURING CO                                           $    297.47
A & S PRINTING SERVICE                                             13,583.68
ABEL OIL CO                                                           718.03
ACE INSURANCE                                                      66,768.16
ACHESON COLLOIDS COMPANY                                            7,375.81
ADECCO EMPLOYMENT SERVICES                                         38,770.63
ADRIAN SAUNDERS                                                        30.00
ADVANCE PRODUCTS CORP.                                                282.93
ALBERT MILES                                                           15.00
ALLEGHENY COATINGS                                                    358.00
ALLIED WASTE SERVICES                                               2,568.36
ALTORFER MACHINERY COMPANY                                            236.58
AMACOR                                                            138,600.00
AMERICAN METAL CHEMICAL CORP.                                         297.00
AMERICAN SOCIETY FOR QUALIT                                            75.45
AMI PIPE AND SUPPLY CO.                                               600.82
ANASTAS CONTROLS CO., INC.                                          3,990.30
APPLEBEE TREE FLOWERS & GIFTS                                         231.58
ARISTOCAST, INC.                                                    9,858.80
AT&T                                                                   52.35
AT&T                                                                   86.69
ATMOS ENERGY                                                        4,632.59
AWERKAMP MACHINE CO.                                                2,476.90
BABBY WILLIAMS                                                        136.16
BALZERS TOOL COATING INC.                                             134.78
BANK OF AMERICA                                                     5,719.89
BARCOR, INC.                                                          138.10
BATES SALES COMPANY                                                   541.34
BDC, INC.                                                           4,191.18
BENT TUBE, INC.                                                       741.07
BIJUR LUBRICATING CORPORATION                                         379.67
BLEIGH READY MIX CO.                                                  344.47
BLI TOOL & DIE, INC                                                   591.78
BOB CARMEAN (EMPLOYEE)                                                 52.52
BOB GEIST                                                           1,219.31
BOBBI HUDSON                                                           10.50
BORIDE ENGINEERED ABRASIVES                                           162.56
BOURN & KOCH, INC                                                      63.00
BRAD HUDSON                                                            10.31
BRENT DUDGEON (EMPLOYEE)                                            1,840.23
BUCKMAN'S CONVENIENCE STORE                                         1,850.23
BURST MACHINERY COMPANY                                             3,490.92
C&R MARKET - MONROE CITY                                              118.93
C. J. SMITH MACHINERY CO                                              502.96
CAMCAR TEXTRON                                                     31,516.87
CANFIELD & JOSEPH, INC                                              1,444.00
CAPE ELECTRICAL SUPPLY, INC                                         3,495.05
CAROLYN A. GRAINGER                                                23,407.50
CASTING EQUIPMENT & SUPPLY                                            855.00
CENTERLINE (WINDSOR) LTD                                               42.12
CENTRAL WELDING SUPPLIES, INC                                      14,819.12
CENTURYTEL                                                            476.07
CERTANIUM ALLOYS                                                      366.05
CHARLIE SMOOT (EMPLOYEE)                                              142.50
CHARNSTROM                                                            267.28
CHEM-TREND INCORPORATED                                            24,462.00
CHRISTY REFRACTORIES COMPANY                                          732.00
CITY OF MONROE CITY                                               133,680.32
CITY OF SHELBINA                                                       83.22
CONTROL-AIR, INC.                                                   1,088.30
COORSTEK, INC.                                                      2,865.00
COSMO SOLUTIONS TECHNOLOGY INC.                                       160.00
CRESCENT ELECTRIC SUPPLY CO.                                          330.47
CRESCENT PARTS & EQUIP                                                 80.10
CROWN LINEN SERVICE, INC.                                           1,287.49
DAN FOSTER (EMPLOYEE)                                                  57.02
DANA CORPORATION                                                  190,745.20
DANIEL SKAGGS                                                       1,387.06

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
SEPTEMBER 2005

                 VENDOR                                      TOTAL DISBURSEMENTS
                 ------                                      -------------------
DAVID SMITH                                                             4.84
DAVID T. REDMAN                                                        91.88
DAVIS TOOL & DIE                                                   71,410.00
DCT INDUSTRIAL SUPPLY                                                  92.88
DEAD SEA MAGNESIUM LTD                                            130,098.96
DEBBY SHIVELY (EMPLOYEE)                                              205.77
DENNY MOSS                                                            124.50
DIATEST GAUGES & TOOLS, INC.                                          640.00
DICK BOLING                                                           140.79
DISA GOFF, INC.                                                     1,544.21
DIVERSIFIED DIEMAKERS(EMPLOYEE RELATED)                               994.48
DON BEHRING                                                            75.00
DON HAYS (EMPLOYEE)                                                   435.07
EASTERN ALLOYS                                                    174,189.50
EFD, INC                                                              210.52
ELDRIDGE BROCK, JR                                                     32.32
ELECTROCHEM, INC. OF MO                                             1,828.50
ENGINEERED LUBRICANTS CO.                                          13,452.80
ERIC LAMB                                                              58.76
ETW INC                                                             1,506.00
FALCON TOOL CO., INC.                                                  90.67
FANUC ROBOTICS NORTH AMERICA                                        2,144.52
FASTENAL COMPANY                                                    2,885.69
FEDEX                                                                 754.50
FLO-PRODUCTS COMPANY                                                  461.81
FRANK FLORI EQUIPMENT CO.                                              91.44
FRENCH GERLEMAN ELECTRIC CO.                                       11,767.48
G&H DIVERSIFIED MFG, L.P.                                             210.60
G.H. TOOL & MOLD                                                    6,465.40
G.S. ROBINS AND COMPANY                                               182.29
GALLAGHER BENEFIT SERVICES                                          3,000.00
GARY SHOEMAKER                                                         15.00
GARY YAGER                                                            856.75
GASKET & SEAL FABRIC. INC.                                            125.22
GATEWAY METALS INC                                                 12,341.09
GE CAPITAL                                                          4,495.08
GEO. C. POTTERFIELD TRUCKING                                        2,602.08
GEOLOGISTICS AMERICAS INC                                           2,719.00
GETZ FIRE EQUIPMENT CO                                              3,728.18
GLOBAL PRINTER SERVICES                                               206.00
GOAD COMPANY                                                        1,545.00
GRAINGER                                                            9,826.94
GREAT CENTRAL LUMBER COMPANY                                          216.00
GREENFIELD COMMERCIAL CREDIT                                        1,139.00
HANNIBAL BOARD OF PUBLIC WORKS                                     23,570.09
HANNIBAL CLINIC INC                                                   121.00
HANNIBAL REGIONAL HOSPITAL                                            200.00
HEINTZ ELECTRIC COMPANY                                             2,782.07
HELCO PRECISION TOOLS & GAGES                                       1,127.24
HENKEL LOCTITE CORPORATION                                          1,637.72
HILLYARD FLOOR CARE SUPPLY                                             26.12
HTE TECHNOLOGIES                                                   24,357.37
ICONNECT                                                              104.00
IDG USA, LLC                                                        5,493.25
IDRAPRINCE, INC                                                     3,014.09
ILLINI ENVIRONMENTAL INC                                            4,000.00
INDUSTRIAL FINISHING SERVICES                                      13,282.53
INDUSTRIAL PROCESS EQUIP GROUP                                         87.78
INDUSTRIAL SHELVING SYSTEMS                                         7,596.00
INDUSTRIAL STRAINER COMPANY                                         1,741.32
INFORMATION HANDLING                                                  833.20
INSIGHT/HARDDRIVES INT'L                                               26.76
IOWA MACHINERY & SUPPLY                                               118.83
JACK THORNBURG (EMPLOYEE)                                              15.75
JACKSON-HIRSH, INC                                                    342.00
JANE CROWE (EMPLOYEE)                                                 462.40
JARRETT PORTER                                                         15.00
JAY GOTTMAN                                                            28.26
JENZANO, INC                                                           31.65

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
SEPTEMBER 2005

                 VENDOR                                      TOTAL DISBURSEMENTS
                 ------                                      -------------------
JERRY IRICK                                                           173.16
JERRY RUHL (EMPLOYEE)                                                 608.37
JO ANN KLEINDIENST                                                     48.00
JOAN STONE                                                             96.00
JOE GASS (EMPLOYEE)                                                    75.00
JOHN HENRY FOSTER CO                                                  809.29
JOHN LONG                                                           1,655.61
JOST MACHINERY COMPANY                                              6,355.16
KAREN KAESON                                                          258.56
KARLA WATSON                                                           12.00
KC ROBOTICS INC                                                     6,625.00
KENNY'S SERVICE CENTER                                                 29.97
KEVIN BICHSEL (EMPLOYEE)                                               34.00
KEVIN KNAPP                                                            75.00
KEVIN PETERS (EMPLOYEE)                                                65.63
KEYENCE CORP OF AMERICA                                               192.00
KING FILTRATION TECHNOLOGIES                                           77.20
KONIECZNY TOOL & DIE                                               16,600.00
L.N. BROSS                                                          2,930.17
LAB SAFETY SUPPLY                                                      77.82
LENZKES CLAMPING TOOLS                                              1,153.38
LINDA STUTHEIT                                                      1,193.72
LISA YAGER                                                             25.94
LITTLE DOG AUTO PARTS                                                 801.24
LORA BATES                                                             75.00
LOWRY COMPUTER PRODUCTS INC                                         3,092.16
LUBY EQUIPMENT SERVICES                                               729.00
LUNT MFG CO                                                        40,323.00
MANPOWER                                                            6,828.94
MARK BUTLER                                                           252.40
MARK TWAIN SUPPLY CO                                                5,429.39
MARK UTTERBACK (EMPLOYEE)                                              19.24
MARLIN REAGAN (EMPLOYEE)                                               60.00
MC MACHINERY SYSTEMS, INC                                              97.27
MCLEAN MIDWEST                                                         75.46
MCMASTER-CARR SUPPLY COMPANY                                           43.07
MERCER                                                              1,249.00
MERCER                                                                498.00
MERRICK MACHINERY CO                                                  126.71
MFA OIL CO                                                          2,176.00
MIDLAND INDUSTRIES, INC                                           117,598.14
MIDLAND PAPER                                                         615.00
MIKE FISHER                                                            15.00
MISSOURI CHAMBER OF COMMERCE                                        2,300.00
MISUMI USA INC                                                         51.87
MOHLER MATERIAL HANDLING, I                                        14,490.00
MONROE AUTO PARTS                                                     411.10
MONROE CITY SHELTER WORK SHOP                                      13,436.10
MOTION INDUSTRIES, INC                                             12,264.45
MOYERS SERVICE CENTER &                                             2,103.09
MSC INDUSTRIAL SUPPLY CO                                            3,660.57
MUNICIPAL TOOL & MACHINERY CO                                      11,589.30
MUNROE MATERIAL HANDLING                                              251.73
MVI, INC                                                              666.90
NALCO COMPANY                                                       1,379.40
NATIONAL KARD                                                         149.80
NATIONAL SCALE TECHNOLOGY, INC                                        210.70
NEFF POWER INC                                                      3,522.73
NEWARK INONE                                                        1,332.66
NORTHEAST MO MACHINE & PATTERN                                      1,230.18
NUWAY CONCRETE FORMS INC                                            2,672.13
OMEGA ENGINEERING, INC                                                160.72
ONEOK ENERGY MARKETING COMPANY                                     80,480.35
OVERHEAD DOOR CO. OF QUINCY                                           852.47
P.C. PLATING, INC                                                      40.00
PALMYRA BOARD OF PUBLIC WORKS                                      66,257.45
PALMYRA HARDWARE                                                      133.65
PALMYRA SHEET METAL                                                   235.00
PARTHENIA GORDON                                                       37.50

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
SEPTEMBER 2005

                                                 TOTAL
                  VENDOR                     DISBURSEMENTS
                  ------                     -------------
PATTERSON MOLD AND TOOL, INC.                    23,500.00
PATTY BECKER                                        249.00
PAULO PRODUCTS CO.                                  791.05
PAYROLL ISSUED (INCLUDES CORP DISBURSMENTS    2,276,988.16
PDC LABORATORIES, IN                                205.00
POLAR ICE CO.                                       163.00
PRECISION INTERNATIONAL CORP.                       224.90
PRECISION TOOL COMPANY                              711.12
PROFORMA                                          1,550.74
PROVIDENT LIFE                                      113.75
PRUDENTIAL INSURANCE                             12,597.79
PSYCHEMEDICS CORPORATION                          1,526.00
PTI/QUALITY CONTAINMENT                           3,028.00
PURCHASE PARTNERS                                 4,590.00
QWEST COMMUNICATIONS                                690.69
RADCO INDUSTRIES                                  4,937.00
RAY MCCURDY                                         486.12
REMACOR, INC.                                     4,521.00
RES MANUFACTURING COMPANY                         2,040.00
RICH SEWARD                                          65.71
RICHARD FEITH                                        52.68
RICHARD GREENE CO.                                  680.86
RICHARD LEEZY                                       130.90
RICHARDS ELECTRIC MOTOR CO.                       2,376.30
RIMROCK                                           4,599.26
ROBERT WATSON                                        91.18
ROBERTY SAXBURY                                      32.33
ROBEY BUILDING SUPPLY, INC.                         468.45
ROCHESTER TOOL & CUTTER                             826.00
ROCKFORD SYSTEMS, INC.                              978.45
RTD OFFICE PRODUCTS                                 684.86
RUSSELL HARRISON                                     75.00
RUSTIC OAK CABIN RESTAURANT                         485.80
RUTH ANN TIPTON                                      50.00
SAFETY-KLEEN SYSTEMS                                899.40
SAM WILSON                                          243.10
SARAH SHUCK                                          64.20
SBC                                               1,495.77
SCOTT SPECIAL TOOLS, INC.                         1,734.40
SCOTT WILLIAMS (EMPLOYEE)                           861.00
SEMBLEX CORP.                                     3,814.35
SEMCO, INC                                          478.79
SHARP BROS. INC.                                  1,288.00
SHERYL HAYS (EMPLOYEE)                              162.50
SNAP-ON TOOLS                                       244.31
SOLUTIA INC.                                      2,765.24
SPAN MANUFACTURING                                1,455.00
SPECTRA COMMUNICATIONS GROUP                        268.63
SPECTRO ALLOYS CORP.                            277,507.66
SPHERION CORPORATION                             12,412.10
SPINCRAFT                                           760.40
SPRINT                                            5,633.39
SPRINTER MARKING INC.                               164.21
ST. LOUIS BOILER SUPPLY                             479.50
STERLING, INC                                     1,070.00
STRIPMATIC PRODUCTS INC.                          4,527.00
SUNNEN PRODUCTS COMPANY                           3,168.55
SUNSOURCE                                         2,094.30
SYMMCO, INCORPORATED                             37,814.53
T.F. EHRHART COMPANY                              2,399.73
TARGET ELECTRONIC SU                                759.70
TAYLOR IND SERVICES HPM DIV                       1,389.74
TEMTRON, INC.                                        56.18
TENNANT                                              69.32
THERMO ELECTRON SCIENTIFIC INS                    7,920.00
THREE BOND INTERNATIONAL INC.                        80.00
TIC-MS, INC.                                      1,593.42
TIFFIN FOUNDRY & MACHINE, INC.                    1,140.00
TIM MUDD                                             15.00

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
SEPTEMBER 2005

                                                 TOTAL
                  VENDOR                     DISBURSEMENTS
                  ------                     -------------
TIMKEN US CORPORATION                            34,652.80
TIMOTHY A. ZEIGER                                    52.50
TOM CHRISTINE                                       184.58
TOM DEITZMAN (EMPLOYEE)                              69.00
TOM WATSON (EMPLOYEE)                               249.22
TOYOTA TSUSHO AMERICA INC.                       22,623.40
TRANSMAN                                         89,661.61
TROY DESIGN                                      22,000.00
U.S. CELLULAR                                       793.90
U.S. MAGNESIUM, LLC                             331,269.48
U.S. POSTAL SERVICE                               1,500.00
UNISOURCE WORLDWIDE INC.                         29,721.26
UNITED ROBOTICS, INC.                               795.00
UNITED STATES DRILL HEAD CO.                      4,452.50
VAC-U-MAX                                           469.09
VEKTEK INC.                                          64.90
VICTORY PACKAGING                                10,426.73
VONTHUN POWERWASHING                              7,000.00
WALTER TULEY                                         94.28
WESTHOFF                                             48.26
WHITLAM LABEL CO.                                   270.00
WIESE PLANNING & ENGINEERING                      5,411.77
WILLIAM A KIBBE & ASSOCIATES                        120.00
WILSON GRANITE                                      300.00
WINK'S LAWN SERVICE                               1,500.00
WISE EL SANTO CO., INC.                           1,499.95
YELLOW FREIGHT SYSTEM, INC.                         455.93
YOUNG TOUCHSTONE CO.                                350.73
                                             -------------
                                             $5,036,529.99

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
AT OF 9/30/05

MONROE - BANK RECONCILIATION

Bank Balance                   $        --

Actual Outstanding AP Checks     91,331.99
Payroll Checks Outstanding      208,482.01
                               -----------
                                299,814.00
Unadjusted GL Balance           299,814.00
                               -----------
Difference                     $        --
                               ===========

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS
CASE NO. 04-67612

   DATE       CHECK   OUTSTANDING
----------   ------   -----------
 10/5/2004   337183    $    45.00
 11/5/2004   337674         35.76
 11/5/2004   337705          5.00
11/11/2004   337789        158.49
11/16/2004   337916        341.24
11/17/2004   337930        454.88
12/29/2004   338726        821.25
  7/8/2005   402158      3,100.00
 7/15/2005   402289        512.76
 7/22/2005   402545        321.78
 8/12/2005   402990        181.50
 8/19/2005   403089         37.75
 8/26/2005   403196         29.13
 8/26/2005   403197         21.53
  9/2/2005   403320         30.00
  9/2/2005   403321         15.00
  9/2/2005   403330         10.50
  9/2/2005   403346         30.00
  9/9/2005   403482         57.02
 9/13/2005   403571        466.84
 9/15/2005   403579         67.09
 9/15/2005   403581        134.78
 9/16/2005   403598      1,444.00
 9/16/2005   403608         75.00
 9/16/2005   403624         30.00
 9/16/2005   403644         75.00
 9/16/2005   403645        430.50
 9/16/2005   403656        184.58
 9/16/2005   403657      7,662.66
 9/20/2005   403667         43.57
 9/21/2005   403670         60.57
 9/22/2005   403675      1,139.00
 9/23/2005   403684         10.31
 9/23/2005   403690        209.00
 9/23/2005   403693         91.88
 9/23/2005   403694        175.77
 9/23/2005   403696      2,507.19
 9/23/2005   403707         28.26
 9/23/2005   403708         31.65
 9/23/2005   403709         60.00
 9/23/2005   403717         19.24
 9/23/2005   403720      4,446.24
 9/23/2005   403722         37.17
 9/23/2005   403723         48.40
 9/23/2005   403724        549.47
 9/23/2005   403729         18.00
 9/23/2005   403732        826.00
 9/23/2005   403736         24.00
 9/23/2005   403737      7,479.63
 9/26/2005   403742        358.00
 9/27/2005   403743         50.47
 9/27/2005   403745        544.00
 9/28/2005   403749         85.27
 9/29/2005   403750        297.47
 9/29/2005   403751        129.69
 9/30/2005   403756      5,140.89
 9/30/2005   403757      3,267.00
 9/30/2005   403758        236.58
 9/30/2005   403759        297.00
 9/30/2005   403760        240.86
 9/30/2005   403761         52.52
 9/30/2005   403762         64.00
 9/30/2005   403763         76.56
 9/30/2005   403764      1,365.15
 9/30/2005   403765        192.08
 9/30/2005   403766     10,476.80
 9/30/2005   403767      4,139.50
 9/30/2005   403768         63.75
 9/30/2005   403769      5,370.00
 9/30/2005   403770         92.88
 9/30/2005   403771        253.44
 9/30/2005   403772          1.27
 9/30/2005   403773        230.72
 9/30/2005   403774        142.42
 9/30/2005   403775         32.32
 9/30/2005   403776         40.20
 9/30/2005   403777        238.11
 9/30/2005   403778         91.44
 9/30/2005   403779      1,872.40
 9/30/2005   403780        105.88
 9/30/2005   403781        631.95
 9/30/2005   403782        327.16
 9/30/2005   403783        206.00
 9/30/2005   403784      1,545.00
 9/30/2005   403785        121.00
 9/30/2005   403786        641.70
 9/30/2005   403787        173.16
 9/30/2005   403788         48.00
 9/30/2005   403789         96.00
 9/30/2005   403790        469.61
 9/30/2005   403791        483.25
 9/30/2005   403792      2,199.12
 9/30/2005   403793         77.82
 9/30/2005   403794         75.00
 9/30/2005   403795        615.75
 9/30/2005   403796      1,678.38
 9/30/2005   403797        252.40
 9/30/2005   403798        424.20
 9/30/2005   403800      1,093.95
 9/30/2005   403801         68.24
 9/30/2005   403802         51.50
 9/30/2005   403803         39.76
 9/30/2005   403804        206.81
 9/30/2005   403805        329.22
 9/30/2005   403806        251.73
 9/30/2005   403807         60.00
 9/30/2005   403808        235.00
 9/30/2005   403809         18.75
 9/30/2005   403810        249.00
 9/30/2005   403811        486.12
 9/30/2005   403812        516.67
 9/30/2005   403813         91.18
 9/30/2005   403814         32.33
 9/30/2005   403815         55.30
 9/30/2005   403816         75.00
 9/30/2005   403817      1,382.62
 9/30/2005   403818      1,588.80
 9/30/2005   403819        571.30
 9/30/2005   403820        217.60
 9/30/2005   403821      1,070.00
 9/30/2005   403822        181.19
 9/30/2005   403823         80.00
 9/30/2005   403824        411.36
 9/30/2005   403825      1,500.00
 9/30/2005   403826        270.00
                       ----------
                       $91,331.99
                       ==========

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: DIVERSIFIED DIEMAKERS, INC.   Capacity:   ___ Shareholder
      Case Number: 04-67612                     ___ Officer
                                                ___ Director
                                                ___ Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly   or   Monthly

                                 ______        _______

CURRENT BENEFITS PAID:           Weekly   or   Monthly

   Health Insurance              ______        _______

   Life Insurance                ______        _______

   Retirement                    ______        _______

   Company Vehicle               ______        _______

   Entertainment                 ______        _______

   Travel                        ______        _______

   Other Benefits                ______        _______

   Total Benefits                ______        _______

CURRENT OTHER BENEFITS PAID:     Weekly   or   Monthly

   Rent Paid                     ______        _______

   Loans                         ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Total Other Payments          ______        _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly   or   Monthly

                                 ______        $0

Dated: OCTOBER 20, 2005

                                        ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                     Diversified Diemakers, Inc.
                                                           Case Number: 04-67612

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE         CARRIER          POLICY PERIOD
--------------         -------          -------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05
Aviation               USAIG            11/1/04-11/1/05
Fiduciary              St. Paul         11/1/04-11/1/05
Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05
Crime                  AIG              12/1/04-12/1/05
General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05
Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05
Auto                   ACE              12/22/04-12/22/05
Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Foreign Insurance for Foriegn Subsidiaries

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                        )
INTERMET CORPORATION, ET AL   )   CASE NO: 04-67600
                              )   Chapter 11
                              )   Judge: Marci B. McIvor
GANTON TECHNOLOGIES, INC.     )
                     Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: OCTOBER 20, 2005                 /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Internet Corp. and Subsidiaries
Operating Statement
For the Month Ended 9-30-05
($000's)

                                                 CASE #04-67600
                                                     GANTON
                                                  TECHNOLOGIES
                                       ----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   ------------------
Net Sales                                  1,808             54,064

Cost of Goods Sold
Materials and Freight                        695             13,989
Wages - Hourly                               431             12,525
Wages-Salary                                 271              5,426
Employee Benefits and Pension                737             11,778
Repairs & Maintenance                         64              1,482
Supplies                                      99              2,884
Utilities                                    237              3,588
Purchased Components/Services                284              6,627
Income(loss) from Pattern Sales              (71)                13
Fixed Asset - (gain/loss)                     --                 --
MIS Expense                                    8                106
Travel & Entertainment                         9                179
Other Variable Costs                         135              4,023
Depreciation & Amortization                  150              2,797
Other Allocated Fixed Costs                   --                 --
Other Fixed Costs                             70              2,034
                                          ------            -------
Cost of Goods Sold                         3,119             67,451

Gross Profit                              (1,311)           (13,387)
Plant SG&A Expense                           (29)               188
SG&A Expense - Allocation (Sched 1)          168              1,980
Other Operating Expenses                       1             10,477
                                          ------            -------
Total Operating Expenses                     140             12,645

Operating Profit                          (1,451)           (26,032)
Outside Interest Income                       --                 --
Outside Interest (Expense)                    --                 --
Intercompany Interest Income                  --                 --
Intercompany Interest (Expense)              (83)            (1,122)
Charges (From) Affiliates                     --                 --
Charges To Affiliates                         --                 --
Gain/(Loss) On Sales Of Assets                39              2,752
Outside Dividend Income                       --                 --
Foreign Exchange Gain/(Loss)                  --                 --
Income/Loss From European Operations          --                 --
Other Income/(Expense)                        --                 --
                                          ------            -------
Total Non-Operating Expenses                 (44)             1,630

Income Before Income Taxes                (1,495)           (24,402)
Income Tax Expense                            13                148
                                          ------            -------
Net Income                                (1,508)           (24,550)
                                          ======            =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                    September
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            September
                                            ---------
Officer Compensation                         $  189
Salary Expense other Employees                  949
Employee Benefits and Pension                  (166)
Payroll Taxes                                    49
Other Taxes                                      (1)
Rent and Lease Expense                          203
Interest Expense
Insurance                                        54
Automobile and Truck Expense                     11
Utilities(Gas Electric, Phone)                   51
Depreciation                                     87
Travel and Entertainment                        155
Repairs and Maintenance                          40
Advertising/Promotion                             0
Supplies, Office Expense                         33

OTHER:
Contributions                                     0
Professional Fees - Audit/Tax                   350
Bank Fees                                         0
Public Reporting Fees                          (100)
Employee Relocation/Training                      5
Data Processing                                  25
Dues and Subscriptions                           12
Outside Services                                245
Project Development Costs net of Billings        19
Director Fees                                    25
Miscellaneous                                     1
Legal Fees                                       26
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (204)
                                             ------
                                             $1,979
                                             ======

Allocation:
Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       327
                                             ------
Total                                        $1,979
                                             ======

Intermet Corp and Subsidiaries
Balance Sheet as of 09-30-05
($000's)

                                             CASE #04-67600
                                                 GANTON
                                              TECHNOLOGIES
                                             --------------
Cash And Equivalents                           $      --
Accounts Receivable                                4,892
Short-Term Intercompany Receivables                  608
Inventories                                        3,766
Other Current Assets                                  50
                                               ---------
   TOTAL CURRENT ASSETS                            9,316

Land and Buildings                                11,092
Machinery & Equipment                             30,532
Construction In Progress                             236
                                               ---------
Total Fixed Assets                                41,860
Accumulated Depreciation                         (27,036)
                                               ---------
   NET FIXED ASSETS                               14,824

Investment In Subsidiaries                            --
Investment In European Operations                     --
Long-Term Intercompany Receivables                11,061
Deferred Taxes, Long-Term Asset                       --
Other Assets                                          71
                                               ---------
   TOTAL ASSETS                                $  35,272
                                               =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                               $     807
Wages and Salaries (See schedule)                     62
Taxes Payable - (See schedule)                     1,101
                                               ---------
   TOTAL POST PETITION LIABILITIES                 1,970

SECURED LIABILITIES:
SECURED DEBT                                          --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
Accrued Income Taxes                                  --
Accrued Tax - State                                    7
Accrued Property Taxes                                --
Accrued Workers Comp                                 553
Accrued Payroll                                       --
Accrued Payroll Taxes                                 --
                                               ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES           560

UNSECURED LIABILITIES
Accounts Payable                                   9,490
Senior  & IDR Bonds                                   --
                                               ---------
TOTAL UNSECURED LIABILITIES                        9,490

OTHER LIABILITIES

Accrued Liabilities                                  926
Short-Term Intercompany Payables                     263
Retirement Benefits                                1,486
Deferred Taxes - Long-Term Liability                  --
Other Long-Term Liabilities                           --
Long-Term Intercompany Payables                    9,706
Minority Interest                                     --
                                               ---------
TOTAL LIABILITIES                                 24,401

Common Stock                                          --
Capital In Excess Of Par Value                   160,000
Retained Earnings - Prepetition                 (124,579)
Retained Earnings - Post Petition                (24,550)
Equity In European Operations
Accumulated Translation Adjustment                    --
Minimum Pension Liability Adjustment                  --
Unearned Restricted Stock                             --
                                               ---------
TOTAL SHAREHOLDER EQUITY                          10,871
                                               ---------
   TOTAL LIABILITIES AND EQUITY                $  35,272
                                               =========

PERIOD ENDED: 09-30-05                                            CASE #04-67600

                          GANTON TECHNOLOGIES (PULASKI)
                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                              Balance
                                       as of     Accrued /   Payments /     as of
                                     8/31/2005    Withheld    Deposits    9/30/2005
                                     ---------   ---------   ----------   ---------
Income tax withheld: Federal           ($4,087)   ($77,626)   $ 74,897      ($6,816)
Income tax withheld: State                   0           0           0            0
Income tax withheld: Local                   0           0           0            0
FICA Withheld                           (3,428)    (28,506)     26,216       (5,718)
Employers FICA                          (3,428)    (28,506)     26,216       (5,718)
Unemployment Tax: Federal                 (358)       (598)        358         (598)
Unemployment Tax: State                 (2,913)     (4,858)      2,913       (4,858)
All Other Payroll W/H                        0           0           0            0

State Taxes: Inc./Sales/Use/Excise     (12,000)     (6,000)          0      (18,000)
Property Taxes                         (59,731)          0           0      (59,731)

Workers Compensation                   (55,445)     10,550         530      (44,365)
                                     ---------   ---------    --------    ---------
Total                                ($141,391)  ($135,544)   $131,130    ($145,804)

Wages and Salaries                     (36,915)    (62,289)     36,915      (62,289)
                                     ---------   ---------    --------    ---------
Grand Total                          ($178,305)  ($197,833)   $168,045    ($208,093)
                                     =========   =========    ========    =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total      0-30 Days   30-60 Days   Over 60 Days
----------------------------   ----------   ----------   ----------   ------------
Accounts Payable               $  732,394   $  726,376    $      0     $  6,019(*)
Accounts Receivable            $4,822,113   $3,824,839    $449,224     $548,050

(*)  Disputed

PERIOD ENDED: 09-30-05                                            CASE #04-67600

                          GANTON TECHNOLOGIES (RACINE)
                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                              Balance
                                       as of     Accrued /   Payments /     as of
                                     8/31/2005    Withheld    Deposits    9/30/2005
                                     ---------   ---------   ----------   ---------
Income tax withheld: Federal         $       0    ($19,492)    $19,492           $0
Income tax withheld: State                   0      (8,420)      8,420            0
Income tax withheld: Local                   0           0           0            0
FICA Withheld                                0     (18,124)     18,124            0
Employers FICA                               0           0           0            0
Unemployment Tax: Federal                    0           0           0            0
Unemployment Tax: State                      0           0           0            0
All Other Payroll W/H                        0           0           0            0

State Taxes: Inc./Sales/Use/Excise      (7,215)     (7,107)          0      (14,322)
Property Taxes                         (45,276)     (7,080)          0      (52,356)

Workers Compensation                  (483,488)   (435,035)     30,549     (887,974)
                                     ---------   ---------     -------    ---------
Total                                ($535,979)  ($495,257)    $76,584    ($954,652)

Wages and Salaries                      (2,425)          0       2,425            0
                                     ---------   ---------     -------    ---------
Grand Total                          ($538,404)  ($495,257)    $79,009    ($954,652)
                                     =========   =========     =======    =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total      0-30 Days   30-60 Days   Over 60 Days
----------------------------   ----------   ----------   ----------   ------------
Accounts Payable                $ 75,309      $88,051     $      0      ($12,742)
Accounts Receivable             $222,688      $46,584     $110,061       $66,043

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS: MONTHLY CASH STATEMENT
MONTH ENDED 9/30/2005

                                                       Case # 04-67600
CASH ACTIVITY ANALYSIS:                         GANTON TECHNOLOGIES (PULASKI)
                                            ------------------------------------
ACCOUNT TYPE                                  LOCKBOX        AP           PR
ACCOUNT #                                   5402699424   2770721799   2770721807
BANK                                          Stan Fed     Stan Fed     Stan Fed
                                            ----------   ----------   ----------
BEGINNING BANK BALANCE                          5,058             -           -
RECEIPTS                                      531,014             -           -
TRANSFERS IN (CORPORATE)                            -       995,687     529,711
DISBURSEMENTS                                (531,014)     (995,687)   (529,711)
TRANSFERS OUT (CORPORATE)                      (5,058)            -           -
                                             --------    ----------    --------
ENDING BANK BALANCE                                 -             -           -

MATERIALS & OTHER DISBURSEMENTS PAID FOR
   BY CORPORATE                                             819,880
CHECKS ISSUED                                               719,762
PAYROLL DISBURSED (INCLUDES PAYROLL PAID
   BY CORPORATE)                                            662,059
CORPORATE DEBIT MEMOS                                        29,420
                                                         ----------
TOTAL DISBURSEMENTS (SEE TOTAL
   DISBURSEMENTS RECONCILIATION)                         $2,231,120
                                                         ==========

OUTSTANDING CHECKS AS OF AUGUST 31                          512,790
VOIDED CHECKS OUTSTANDING AS OF AUGUST 31                    (1,309)
CHECKS ISSUED DURING SEPTEMBER                              719,762
CHECKS CLEARED DURING SEPTEMBER                            (995,687)
                                                         ----------
OUTSTANDING CHECKS AS OF SEPTEMBER 30
   (SEE OUTSTANDING CHECKLIST)                           $  235,556
                                                         ==========

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
SEPTEMBER 2005

                  VENDOR                     TOTAL DISBURSEMENTS
                  ------                     -------------------
ABECO DIE CASTING INC                            $  4,281.42
ACCOUNTEMPS                                         1,120.00
ACE INSURANCE                                       1,513.08
AINKU SIVAAINKARAN                                     69.33
AIR DRAULICS ENGINEE                                1,557.81
AIRGAS SOUTH (BOC GA                                5,646.19
AL CAST COMPANY                                    56,047.50
ALUMINUM RESOURCES I                                3,567.30
AMERICAN CHEMICAL                                   7,110.60
APPLIED ROBOTICS, INC.                             17,040.50
ASI DATAMYTE                                          322.50
AUTOMATIC DATA PROCE                                3,215.16
BAILEY COMPANY                                      5,785.33
BANK OF FRANKEW                                       607.00
BARNETT PEST CONTROL                                   75.00
BELLSOUTH                                           1,338.45
BG & R COMPANY                                      7,920.00
BI-LO / RED FOOD                                       37.48
BOSTON MUTUAL LIFE                                  1,826.50
BRADLEY COATINGS                                    1,234.10
BRENDA JEAN DAUGHTRY                                  401.84
BROOKS AUTO                                         2,340.45
BROWNING-FERRIS IND                                   656.40
C KENNETH STILL                                       340.00
C3 INTERNATIONAL                                    3,228.73
CARR LANE MANUFACTUR                                   25.00
CENTRAL CHILD SUPPORT                               4,139.45
CENTRO                                                663.65
CHEM-STATION                                          879.19
CHEM-TREND INCORPORATED                             4,088.90
CHILES OIL INC.                                     1,429.57
CHRIS DOUTHIT                                       2,806.50
CHURCH AUTO PARTS CO                                  268.01
CINTAS CORPORATION                                  3,210.80
COMPUWARE                                             396.00
CROSS FLUID POWER                                     708.00
CUTTING TOOLS, INC.                                   872.18
DELL COMPUTERS                                      3,298.26
DENNIS HOUSTON                                      1,230.00
DENVER INSTRUMENT COMPANY                              92.43
DIVERSIFIED PRINTING                                   45.68
DIXIE COMPRESSOR & P                                3,722.45
DRIVE SYSTEMS, INC.                                   191.79
EDWARDS XPRESS INC.                                29,348.50
ELCO SINTERED ALLOYS                                1,269.00
EMED COMPANY INC.                                     280.75
EMPIRE CNC SERVICES                                 7,148.25
FANUC AMERICA CORPORATION                           3,558.71
FASTENAL                                              229.55
FIRE EXTINGUISHER AN                                  120.72
FIRST NATIONAL                                      8,203.96
FRANKS VENDING SERVICE                                 76.65
G.W. SMITH & SONS, INC.                            29,908.35
GE CAPITAL                                            635.81
GENERAL SESSIONS CLERK                                365.36
GENERAL SESSIONS COURT                                138.02
GENERAL SUPPLY CORP.                               16,940.20
GILES COUNTY REWORK                                 8,203.50
GILES PEST CONTROL                                  1,189.78
GLOBAL EXCHANGE SERV                                  117.83
HARCROS CHEMICALS, I                                1,439.80
HENRY E. HILDEBRAND, III                            2,850.46
HILLSIDE HOSPITAL                                      18.00
HOLLEY'S PRINTING                                     572.14
HONEY ACRES                                           345.00
IMCO RECYCLING                                    262,651.62
IMPREX, INC.                                       19,860.12
INFORMATION HANDLING                                  833.20

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
SEPTEMBER 2005

                  VENDOR                     TOTAL DISBURSEMENTS
                  ------                     -------------------
INTERMET                                               131.31
INTERMET - CORPORATION                                 999.96
J & K INDUSTRIAL SUP                                 1,066.63
J&J/INGAS PROPANE                                    2,300.50
J.M. JUDE ASSOCIATES                                   463.97
JAMIE PATTERSON                                        800.00
JANET WILLIAMS                                         725.00
JEFFERSON PILOT FINA                                   506.80
JM FOREST PRODUCTS,                                  3,326.24
JOE TOWNSEND                                         1,125.00
JOHN-MICHAELS ENTERP                                 1,567.50
J'S SUPPLY                                           1,373.00
KELLY SERVICES                                       6,661.28
KELSEY ELECTRIC                                        414.25
KOLLSTEDT ELECTRIC, LLC                             25,239.97
LAKESIDE MANUFACTURI                                19,307.66
LEWISBURG RUBBER AND                                 4,108.28
LEWTER'S WHOLESALE SUPPLY                               10.53
LINDA TOMLIN                                           169.88
LIVINGSTON AND HAVEN                                 1,371.69
M AND I TRUST                                       89,926.00
M.G. ELECTRONIC EQUI                                 1,097.42
MAGID GLOVE/EQUITY I                                   883.91
MAGNA-TECH SE.                                       2,877.83
MAIN MANUFACTURING                                      66.80
MANAR, INC.                                          5,057.19
MARC LOWE                                              511.46
MCMASTER-CARR SUPPLY                                 6,721.58
MERCER                                              12,446.00
MERCER                                              14,137.00
METOKOTE                                             3,781.58
METOKOTE CORPORATION                                18,849.65
MICHIGAN MILL & ABRA                                 1,652.82
MIGUEL MEDINA                                       12,786.59
MIRSA                                               11,643.25
MOTION INDUSTRIES                                      657.49
NASHVILLE METAL PREP                                 1,659.00
NEWCO, INC.                                            728.80
OAKWOOD APARTMENTS                                     500.00
OHIO SCREW PRODUCTS                                  6,259.25
PACKAGING FULFILLMEN                                15,537.92
PARKER HANNIFIN CORP                                30,124.00
PARKER SEAL COMPANY                                    799.56
PAYROLL ISSUED (INCLUDES CORP DISBURSMENTS         662,059.22
PEREZ SERVICES INC.                                  6,674.70
PERFECTION SERVO HYDR                                2,290.75
POSTMASTER                                             222.00
PRECISION FLUID POWER                                  897.00
PRECISION MACHINERY                                 10,541.72
PRINCE MACHINE CORP                                  2,204.45
PROCLEAN SUPPLIES &                                    912.08
PROVIDENT LIFE                                          94.25
PTI QUALITY CONTAINMENT                             31,252.35
PULASKI ELECTRIC, WA                                74,013.21
PULASKI LUMBER COMPA                                    64.90
PUTNAM INVESTMENTS                                  11,415.51
PYROTEK, INC.                                        8,826.04
QUAD STEEL CORPORATION                               5,014.00
RANDSTAD                                            21,812.01
REFRACTORY ENGINEERS                                11,012.83
REGOL-G                                              1,126.70
RICHLAND, LLC                                        1,550.00
RIVERSBURG WELDING C                                18,298.04
ROBERT W. HERR                                      12,587.21
ROBIN COULDRY                                          256.21
ROSEMONT INDUSTRIES                                  1,135.50
ROTOR CLIP COMPANY                                     410.20
SAFETY-KLEEN CORPORATION                             1,254.42
SAM GUERRERO                                           150.99

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
SEPTEMBER 2005

          VENDOR                             TOTAL DISBURSEMENTS
          ------                             -------------------
SAMANTHA LITTLE                                        269.08
SCHAEFER GROUP                                         347.86
SEI ENVIROMENTAL INC                                 2,205.00
SELECT FOODS INC.                                      402.42
SHEFFIELD MACHINE AN                                 3,700.00
SHERCON                                                286.40
SPARTAN WOOD PRODUCT                                   585.00
SPECTRO ALLOYS CORP                                387,205.02
SPRINT                                                 403.63
STEPHANIE WALTER                                       723.88
STERICYCLE INC.                                         11.93
STEVE ROMICK                                           267.35
STUART C. IRBY COMPA                                15,917.06
TAMMY KAY BOWEN                                        329.50
TAYLOR CONTROL                                       1,082.07
TAYLOR HOBSON                                          335.00
TECHNA TOOL AND MACHINE                              4,854.95
TENN.VALLEY RECYCLING LLC                            2,171.61
THE DYER COMPANY                                     1,004.64
THERMAL PRODUCTS, INC                                2,808.79
TIM MINATRA                                            625.00
TRANSMAN                                            46,599.45
UNITED LEASING ASSOCIATES                              328.14
VEKTEK, INC.                                         1,409.40
VERIZON WIRELESS                                       151.39
VIBRO/DYNAMICS CORP.                                 4,802.46
VISI-TRAK WORLDWIDE LLC                                367.50
WATSON'S OFFICE SUPP                                 1,134.61
WESTHOFF MACHINE CO., INC.                             288.22
WI SCTF                                                 35.00
WINSTON UPCHURCH                                       239.70
WISCONSIN ENGRAV UNITEX                              1,583.90
ZEP MFG                                                537.87
                                                -------------
                                                $2,231,120.48

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT OF 9/30/05

PULASKI - BANK RECONCILIATION

Bank Balance                                   $         --

Actual Outstanding Checks                        235,556.40
Total PR Outstanding Checks                       79,286.58
Misc. Reconciling Items Adjusted in October.    (157,531.98)
                                               ------------
                                                 157,311.00

Unadjusted GL Balance                            157,311.00
                                               ------------
Difference                                     $         --
                                               ============

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
PULASKI
OUSTANDING CHECKS
CASE NO. 04-67600

   Date      Check   Outstanding
   ----      -----   -----------
11/11/2004   12952    $   770.00
 5/12/2005   14533      3,635.75
 5/13/2005   14586         97.50
 5/18/2005   14624         64.62
 5/26/2005   14678        410.31
  6/9/2005   14833        114.41
  6/9/2005   14846        995.47
 6/29/2005   14941        100.46
 7/21/2005   15162         95.05
 7/21/2005   15166         91.34
 7/21/2005   15190        558.00
 7/27/2005   15237         70.59
 7/27/2005   15245      1,325.12
 7/27/2005   15270         30.00
 8/24/2005   15527        694.73
 8/31/2005   15650        134.55
  9/2/2005   15679      4,088.90
  9/9/2005   15749      2,290.75
 9/14/2005   15782        134.54
 9/16/2005   15806         37.48
 9/16/2005   15810        328.14
 9/16/2005   15813      1,583.90
 9/21/2005   15815      3,907.43
 9/21/2005   15817      1,088.87
 9/21/2005   15831        229.55
 9/21/2005   15833      1,189.78
 9/28/2005   15875        715.62
 9/28/2005   15878         75.00
 9/28/2005   15879      1,338.45
 9/28/2005   15880        100.63
 9/28/2005   15882      1,320.86
 9/28/2005   15883         83.88
 9/28/2005   15884      1,196.35
 9/28/2005   15885        100.46
 9/28/2005   15886      3,298.26
 9/28/2005   15888        741.30
 9/28/2005   15889      2,696.55
 9/28/2005   15890        635.81
 9/28/2005   15891        131.31
 9/28/2005   15892        138.02
 9/28/2005   15893      6,524.25
 9/28/2005   15894      1,275.00
 9/28/2005   15895     11,988.00
 9/28/2005   15896      1,230.50
 9/28/2005   15897        290.00
 9/28/2005   15898      4,342.43
 9/28/2005   15899         91.34
 9/28/2005   15901      1,568.38
 9/28/2005   15902        435.00
 9/28/2005   15904        277.64
 9/28/2005   15905      6,359.02
 9/28/2005   15906         13.67
 9/28/2005   15907      1,778.95
 9/28/2005   15908      3,500.66
 9/28/2005   15910        466.94
 9/28/2005   15911        403.63
 9/28/2005   15912        169.88
 9/28/2005   15913      7,330.70
 9/28/2005   15914        322.50
 9/28/2005   15915        420.21
 9/28/2005   15917      2,710.00
 9/28/2005   15918        200.00
 9/28/2005   15919        111.00
 9/28/2005   15920      1,705.30
 9/28/2005   15921         64.90
 9/28/2005   15923      1,137.44
 9/28/2005   15924      2,058.00
 9/28/2005   15925        340.00
 9/28/2005   15926        625.00
 9/28/2005   15927        206.12
 9/28/2005   15928        717.00
 9/28/2005   15929        114.38
 9/28/2005   15930        507.28
 9/28/2005   15931        151.39
 9/29/2005   15933      4,281.42
 9/29/2005   15934         45.68
 9/29/2005   15935        968.17
 9/29/2005   15938      1,826.50
 9/29/2005   15939      3,228.73
 9/29/2005   15940        879.19
 9/29/2005   15941        989.91
 9/29/2005   15942         92.43
 9/29/2005   15943        280.75
 9/29/2005   15944        721.25
 9/29/2005   15945        690.93
 9/29/2005   15946      1,283.80
 9/29/2005   15947      1,438.56
 9/29/2005   15948        385.43
 9/29/2005   15949        157.91
 9/29/2005   15950      1,203.74
 9/29/2005   15951      2,721.20
 9/29/2005   15952      1,001.89
 9/29/2005   15953      5,197.32
 9/29/2005   15954      3,929.19
 9/29/2005   15955      1,097.42
 9/29/2005   15956        582.16
 9/29/2005   15957      1,567.50
 9/29/2005   15958      7,930.75
 9/29/2005   15959        506.80
 9/29/2005   15960     12,061.00
 9/29/2005   15961     13,084.80
 9/29/2005   15962        799.56
 9/29/2005   15963        318.00
 9/29/2005   15965      8,826.04
 9/29/2005   15966      1,864.00
 9/29/2005   15967      7,297.83
 9/29/2005   15968      1,307.24
 9/29/2005   15969      2,522.34
 9/29/2005   15970        279.23
 9/29/2005   15971      1,567.50
 9/29/2005   15972        735.00
 9/29/2005   15973        875.75
 9/29/2005   15974      4,854.95
 9/29/2005   15975      2,808.79
 9/29/2005   15976        962.46
 9/29/2005   15977        288.22
 9/29/2005   15978        258.03
 9/29/2005   15979        428.89
 9/29/2005   15980         66.80
 9/30/2005   15982        240.00
 9/30/2005   15983      3,518.94
 9/30/2005   15984      2,066.99
 9/30/2005   15985        580.00
 9/30/2005   15986        480.00
 9/30/2005   15987      1,407.28
 9/30/2005   15988     12,426.99
 9/30/2005   15989        267.35
 9/30/2005   15990      4,651.48
 9/30/2005   15991      6,674.70
 9/30/2005   15992        600.00
 9/30/2005   15993      1,135.50
 9/30/2005   15994        355.49
 9/30/2005   15995         86.77
 9/30/2005   15996        773.60

                     $235,556.40

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS: MONTHLY CASH STATEMENT
MONTH ENDED 9/30/2005

                                                                       CASE # 04-67600
                                                                 GANTON TECHNOLOGIES (RACINE)
                                              -----------------------------------------------------------------
ACCOUNT TYPE                                    LOCKBOX        AP       PR (HOURLY)   PR (SALARY)   HEALTH CARE
ACCOUNT #                                     5402699432   2770721815    2770721823    2770721831    2770721849
BANK                                           Stan Fed     Stan Fed      Stan Fed      Stan Fed      Stan Fed
                                              ----------   ----------   -----------   -----------   -----------
BEGINNING BANK BALANCE                               --            --          --            --          --
RECEIPTS                                        262,185            --          --            --          --
TRANSFERS IN (CORPORATE)                             --       135,803      47,583       101,060          70
DISBURSEMENTS                                        --      (135,803)    (47,583)     (101,060)        (70)
TRANSFERS OUT (CORPORATE)                      (262,185)           --          --            --          --
                                               --------     ---------     -------      --------         ---
ENDING BANK BALANCE                                  --            --          --            --          --

MATERIALS & OTHER DISBURSEMENTS
   PAID FOR BY CORPORATE                                           --
CHECKS ISSUED                                                 139,592
PAYROLL DISBURSED
   (INCLUDES PAYROLL PAID BY CORPORATE)                       153,475
CORPORATE DEBIT MEMOS                                          37,270
                                                            ---------
TOTAL DISBURSEMENTS
   (SEE TOTAL DISBURSEMENTS RECONCILIATION)                 $ 330,338
                                                            =========

OUTSTANDING CHECKS AS OF AUGUST 31                             33,477
VOIDED CHECKS OUTSTANDING AS OF AUGUST 31                          --
CHECKS ISSUED DURING SEPTEMBER                                139,592
CHECKS CLEARED DURING SEPTEMBER                              (135,803)
                                                            ---------
OUTSTANDING CHECKS AS OF SEPTEMBER 30
   (SEE OUTSTANDING CHECKLIST)                              $  37,267
                                                            =========

GANTON TECHNOLOGIES, INC. (RACINE)                             CASE NO. 04-67600
CASH DISBURSEMENTS
SEPTEMBER 2005

                                                 TOTAL
                  VENDOR                     DISBURSEMENTS
                  ------                     -------------
AAA ENVIRONMENTAL                             $  9,556.10
ACCOUNTEMPS                                     10,073.64
ACE Insurance                                   30,548.79
ADT SECURITY SYSTEMS                                42.04
ALLAN COTTINGIM                                  1,231.98
AMERICAN INDUSTRIAL                                 29.05
AT & T                                             735.63
AT&T                                                63.49
AUTOMATIC DATA PROCE                             1,645.88
BOSTON MUTUAL LIFE                               1,021.00
CO-OPERATIVE CREDIT UNION                          786.00
CURT PAPE                                        2,462.82
DELTA ELECTRIC                                   2,330.00
Department of Financial Institution                 80.00
DIRECT DENTAL SERVICE                            1,560.62
EYE CARE OF WISCONSIN INC                            6.72
GENE SCHIEFELBEIN                                  742.99
GLOBAL EXCHANGE SERV                                24.81
GORDON FLESCH CO., I                             3,396.39
Grecco, Joe                                         65.07
Grecco, Joe                                         27.88
ICG CASTINGS                                    29,895.97
IRON MOUNTAIN SECURE                               289.66
JEFFERSON PILOT FINANCIAL                           38.00
JOHN P FREDERIC                                  9,050.00
KRISTIANSEN ENTERPRI                               500.00
M & I TRUST                                        112.25
MARSHALL & ILSLEY TRUST                            448.00
Mercer                                           3,476.00
Mercer                                           3,009.00
OFSI                                               229.79
PACKERLAND RENT-A-MA                                47.89
Payroll Issued (Includes Corp Disbursments     153,474.98
PENSKE TRUCK LEASING                             3,791.19
PRAXAIR DISTRIBUTION                                19.44
PUTNAM INVESTMENTS-                              1,742.62
RACINE WATER AND                                   591.74
SAFETY KLEEN SYSTEMS                             8,495.00
SBC                                                198.91
SCHUH EXPRESS                                    3,640.00
U.S. CELLULAR                                      861.60
ULINE                                              245.00
UNITED PARCEL SERVIC                                64.00
WASTE MANAGEMENT                                 2,973.09
WE ENERGIES                                     19,858.88
WISCONSIN LIFT TRUCK                            11,771.68
WOLTER INVESTMENT CO                             5,579.32
WOODLAND HILLS                                   3,502.72
                                              -----------
                                              $330,337.63

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT OF 9/30/05

RACINE - BANK RECONCILIATION

Bank Balance                $       --
Actual Outstanding Checks    37,266.88
Unadjusted GL Balance       $37,266.88
                            ----------
Difference                  $       --
                            ==========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
RACINE
OUTSTANDING CHECKS
CASE NO. 04-67600

DATE      CHECK   OUTSTANDING
----      -----   -----------
 7/1/05   43039    $ 1,500.00
7/20/05   43086        206.08
7/25/05   43096      1,500.00
8/17/05   43204        206.08
 9/8/05   43266      1,028.55
9/30/05   43313      9,556.10
9/30/05   43314      4,203.96
9/30/05   43315        276.40
9/30/05   43316      1,580.00
9/30/05   43317      9,050.00
9/30/05   43318      1,742.62
9/30/05   43319         64.00
9/30/05   43320      2,791.79
9/30/05   43321      3,561.30

                   $37,266.88

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: GANTON TECHNOLOGIES, INC.   Capacity: ___ Shareholder
      Case Number: 04-67600                 ___ Officer
                                            ___ Director
                                            ___ Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly   or   Monthly

                                 ______        _______

CURRENT BENEFITS PAID:           Weekly   or   Monthly

   Health Insurance              ______        _______

   Life Insurance                ______        _______

   Retirement                    ______        _______

   Company Vehicle               ______        _______

   Entertainment                 ______        _______

   Travel                        ______        _______

   Other Benefits                ______        _______

   Total Benefits                ______        _______

CURRENT OTHER BENEFITS PAID:     Weekly   or   Monthly

   Rent Paid                     ______        _______

   Loans                         ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Total Other Payments          ______        _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly   or   Monthly

                                 ______        $0


Dated: OCTOBER 20, 2005                 ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                             Ganton Technologies
                                                           Case Number: 04-67600

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE         CARRIER          POLICY PERIOD
--------------         -------          -------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                        )
INTERMET CORPORATION, ET AL   )  CASE NO: 04-67601
                              )  Chapter 11
                              )  Judge: Marci B. McIvor
INTERMET HOLDING COMPANY      )
                     Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X    Operating Statement              (Form 2)

     X    Balance Sheet                    (Form 3)

     X    Summary of Operations            (Form 4)

     X    Monthly Cash Statement           (Form 5)

     X    Statement of Compensation        (Form 6)

     X    Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: OCTOBER 20, 2005                 /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 9-30-05
($000's)

                                        CASE # 04-67601
                                           INTERMET
                                          HOLDING CO.
                                       ----------------
                                                  Total
                                       Current    Since
                                        Month    Filing
                                       -------   ------
Net Sales                                 --        --

Cost of Goods Sold
Materials and Freight                     --        --
Wages - Hourly                            --        --
Wages - Salary                            --        --
Employee Benefits and Pension             --        --
   Repairs & Maintenance                  --        --
Supplies                                  --        --
Utilities                                 --        --
Purchased Components/Services             --        --
Income(loss) from Pattern Sales           --        --
   Fixed Asset - (gain/loss)              --        --
   MIS Expense                            --        --
   Travel & Entertainment                 --        --
   Other Variable Costs                   --        --
   Depreciation & Amortization            --        --
   Other Allocated Fixed Costs            --        --
   Other Fixed Costs                      --        --
                                         ---       ---
Cost of Goods Sold                        --        --

Gross Profit                              --        --

Plant SG&A Expense                        --        --
SG&A Expense - Allocation (Sched 1)       --        --
   Other Operating Expenses               --        --
                                         ---       ---
   Total Operating Expenses               --        --

   Operating Profit                       --        --

   Outside Interest Income                --        --
   Outside Interest (Expense)             --        --
   Intercompany Interest Income           --        --
   Intercompany Interest (Expense)        --        --
   Charges (From) Affiliates              --        --
   Charges To Affiliates                  --        --
   Gain/(Loss) On Sales Of Assets         --        --
   Outside Dividend Income                --        --
   Foreign Exchange Gain/(Loss)           --        --
Income/Loss From European Operations      --        --
   Other Income/(Expense)                 --        --
                                         ---       ---
   Total Non-Operating Expenses           --        --

   Income Before Income Taxes             --        --

   Income Tax Expense                     --        --
                                         ---       ---
   Net Income                             --        --
                                         ===       ===

*Note: Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries. For September, $380,000 of Intercompany interest was eliminated through foreign operations and therefore not included in this statement.

Current Month   Total Since Filing
-------------   ------------------
    ($380)           ($4,633)

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                    September
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            September
                                            ---------
Officer Compensation                         $  189
Salary Expense other Employees                  949
Employee Benefits and Pension                  (166)
Payroll Taxes                                    49
Other Taxes                                      (1)
Rent and Lease Expense                          203
Interest Expense
Insurance                                        54
Automobile and Truck Expense                     11
Utilities(Gas Electric,Phone)                    51
Depreciation                                     87
Travel and Entertainment                        155
Repairs and Maintenance                          40
Advertising/Promotion                             0
Supplies, Office Expense                         33

OTHER:
Contributions                                     0
Professional Fees - Audit/Tax                   350
Bank Fees                                         0
Public Reporting Fees                          (100)
Employee Relocation/Training                      5
Data Processing                                  25
Dues and Subscriptions                           12
Outside Services                                245
Project Development Costs net of Billings        19
Director Fees                                    25
Miscellaneous                                     1
Legal Fees                                       26
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (204)
                                             ------
                                             $1,979
                                             ======

Allocation:

Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       327
                                             ------
Total                                        $1,979
                                             ======

Intermet Corp. and Subsidiaries
Balance Sheet as of 09-30-05
($000's)

                                             CASE # 04-67601
                                                 INTERMET
                                               HOLDING CO.
                                             ---------------
   Cash And Equivalents
   Accounts Receivable
   Short-Term Intercompany Receivables
   Inventories
   Other Current Assets                                --
                                                ---------
         TOTAL CURRENT ASSETS                          --
   Land and Buildings                                  --
      Machinery & Equipment                            --
      Construction In Progress                         --
                                                ---------
      Total Fixed Assets                               --
      Accumulated Depreciation                         --
                                                ---------
         NET FIXED ASSETS                              --
      Investment In Subsidiaries                   90,292
   Investment In European Operations                   --
      Long-Term Intercompany Receivables            8,246
      Deferred Taxes, Long-Term Asset
      Other Assets                                     --
                                                ---------
         TOTAL ASSETS                           $  98,538
                                                =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
   Accounts Payable                             $      --
   Wages and Salaries (See schedule)                   --
   Taxes Payable - (See schedule)                      --
                                                ---------
      TOTAL POST PETITION LIABILITIES                  --
   SECURED LIABILITIES:
   SECURED DEBT                                        --
                                                ---------
   PRE-PETITION LIABILITIES:
   Taxes and Other Priority Liabilities:
      Accrued Income Taxes                             --
      Accrued Tax - State                              --
      Accrued Property Taxes                           --
      Accrued Workers Comp                             --
      Accrued Payroll                                  --
   Accrued Payroll Taxes                               --
                                                ---------
   TOTAL TAXES AND OTHER PRIORITY LIABILITIES          --
   UNSECURED LIABILITIES
   Accounts Payable                                    --
   Senior & IDR Bonds                                  --
                                                ---------
   TOTAL UNSECURED LIABILITIES                         --
   OTHER LIABILITIES
   Accrued Liabilities                                 --
   Short-Term Intercompany Payables                    --
      Retirement Benefits                              --
      Deferred Taxes - Long-Term Liability             --
      Other Long-Term Liabilities                      --
      Long-Term Intercompany Payables             139,739
      Minority Interest                                --
                                                ---------
      TOTAL LIABILITIES                           139,739
      Common Stock                                      1
      Capital In Excess Of Par Value                    1
   Retained Earnings - Prepetition                (18,705)
   Retained Earnings - Post Petition               (4,633)
   Equity In European Operations
      Accumulated Translation Adjustment          (17,865)
      Minimum Pension Liability Adjustment             --
      Unearned Restricted Stock                        --
                                                ---------
   TOTAL SHAREHOLDER EQUITY                       (41,201)
                                                ---------
      TOTAL LIABILITIES AND EQUITY              $  98,538
                                                =========

PERIOD ENDED: 09-30-05                                           CASE # 04-67601

                            INTERMET HOLDING COMPANY

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                 Balance                               Balance
                                  as of     Accrued /   Payments /      as of
                               08/31/2005    Withheld    Deposits    09/30/2005
                               ----------   ---------   ----------   ----------
Income tax withheld: Federal        $0          $0           $0           $0
Income tax withheld: State           0           0            0            0
Income tax withheld: Local           0           0            0            0
FICA Withheld                        0           0            0            0
Employers FICA                       0           0            0            0
Unemployment Tax: Federal            0           0            0            0
Unemployment Tax: State              0           0            0            0
All Other Payroll W/H                0           0            0            0
                                     0           0            0            0
State Taxes:
   Inc./Sales/Use/Excise             0           0            0            0
Property Taxes                       0           0            0            0
                                     0
Workers Compensation                 0           0            0            0
                                   ---         ---          ---          ---
Total                               $0          $0           $0           $0
Wages and Salaries                   0           0            0            0
                                   ---         ---          ---          ---
Grand Total                         $0          $0           $0           $0
                                   ===         ===          ===          ===

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   0-30 Days   30-60 Days   Over 60 Days
----------------------------   ---------   ----------   ------------
Accounts Payable                   $0          $0            $0
Accounts Receivable                $0          $0            $0

                             MONTHLY CASH STATEMENT

                        Period Ending: SEPTEMBER 30, 2005

                                                        INTERMET HOLDING COMPANY
                                                        Case Number: 04-67601

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                                             Cash   Petty
                                General   Payroll    Tax    Coll.    Cash
                                 Acct.     Acct.    Acct.   Acct.   Acct.
                                -------   -------   -----   -----   -----
A. Beginning Balance            _______   _______   _____   _____   _____

B. Receipts                     _______   _______   _____   _____   _____
   (Attach separate schedule)

C. Balance Available            _______   _______   _____   _____   _____
   (A+B)

D. Less Disbursements           _______   _______   _____   _____   _____
   (Attach separate schedule)

E. Ending Balance                  N/A - COMPANY HAS NO BANK ACCOUNTS
      (C-D)

              (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK
                          STATEMENTS FROM EACH ACCOUNT)

General Account:

     1.   Depository Name & Location   _________________________________________

     2.   Account Number               _________________________________________

Payroll Account:

     1.   Depository Name & Location   _________________________________________

     2.   Account Number               _________________________________________

Tax Account:

     1.   Depository Name & Location   _________________________________________

     2.   Account Number               _________________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

________________________________________________________________________________

________________________________________________________________________________


Date: OCTOBER 20, 2005                  ----------------------------------------
                                        Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET HOLDING COMPANY   Capacity: ___ Shareholder
      Case Number: 04-67600                ___ Officer
                                           ___ Director
                                           ___ Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly   or   Monthly

                                 ______        _______

CURRENT BENEFITS PAID:           Weekly   or   Monthly

   Health Insurance              ______        _______

   Life Insurance                ______        _______

   Retirement                    ______        _______

   Company Vehicle               ______        _______

   Entertainment                 ______        _______

   Travel                        ______        _______

   Other Benefits                ______        _______

   Total Benefits                ______        _______

CURRENT OTHER BENEFITS PAID:     Weekly   or   Monthly

   Rent Paid                     ______        _______

   Loans                         ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Total Other Payments          ______        _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly   or   Monthly

                                 ______        $0


Dated: OCTOBER 20, 2005                 ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                        Intermet Holding Company
                                                           Case Number: 04-67601

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE         CARRIER          POLICY PERIOD
--------------         -------          -------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05

Excess D&O             Chubb            11/1/04-11/1/05

Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                        )
INTERMET CORPORATION, ET AL   )   CASE NO: 04-67604
                              )   Chapter 11
                              )   Judge: Marci B. McIvor
INTERMET ILLINOIS, INC.       )
                     Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X    Operating Statement              (Form 2)

     X    Balance Sheet                    (Form 3)

     X    Summary of Operations            (Form 4)

     X    Monthly Cash Statement           (Form 5)

     X    Statement of Compensation        (Form 6)

     X    Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: OCTOBER 20, 2005                 /s/ Robert E. Belts
                                        ---------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer  (248) 952-2500
                                        -----------------------  --------------
                                        Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
for the Month Ended 9-30-05
($000's)

                                          CASE # 04-67604
                                              INTERMET
                                              ILLINOIS
                                       ---------------------
                                       Current   Total Since
                                        Month       Filing
                                       -------   -----------
Net Sales                                 --          --

Cost of Goods Sold
Materials and Freight                     --          --
Wages - Hourly                            --          --
Wages-Salary                              --          --
Employee Benefits and Pension             --          --
Repairs & Maintenance                     --          --
Supplies                                  --          --
Utilities                                 --          --
Purchased Components/Services             --          --
Income(loss) from Pattern Sales           --          --
Fixed Asset - (gain/loss)                 --          --
MIS Expense                               --          --
Travel & Entertainment                    --          --
Other Variable Costs                      --          --
Depreciation & Amortization               --          --
Other Allocated Fixed Costs               --          --
Other Fixed Costs                         --          --
                                         ---         ---
Cost of Goods Sold                        --          --

Gross Profit                              --          --

Plant SG&A Expense                        --          --
SG&A Expense - Allocation (Sched 1)       --          --
Other Operating Expenses                  --          --
                                         ---         ---
Total Operating Expenses                  --          --

Operating Profit                          --          --

Outside Interest Income                   --          --
Outside Interest (Expense)                --          --
Intercompany Interest Income              --          --
Intercompany Interest (Expense)           --          --
Charges (From) Affiliates                 --          --
Charges To Affiliates                     --          --
Gain/(Loss) On Sales Of Assets            --          --
Outside Dividend Income                   --          --
Foreign Exchange Gain/(Loss)              --          --
Income/Loss From European Operations      --          --
Other Income/(Expense)                    --          --
                                         ---         ---
Total Non-Operating Expenses              --          --

Income Before Income Taxes                --          --
Income Tax Expense                        --          --
                                         ---         ---
Net Income                                --          --
                                         ===         ===

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   September
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            September
                                            ---------
Officer Compensation                         $  189
Salary Expense other Employees                  949
Employee Benefits and Pension                  (166)
Payroll Taxes                                    49
Other Taxes                                      (1)
Rent and Lease Expense                          203
Interest Expense
Insurance                                        54
Automobile and Truck Expense                     11
Utilities(Gas Electric,Phone)                    51
Depreciation                                     87
Travel and Entertainment                        155
Repairs and Maintenance                          40
Advertising/Promotion                             0
Supplies, Office Expense                         33

OTHER:
Contributions                                     0
Professional Fees - Audit/Tax                   350
Bank Fees                                         0
Public Reporting Fees                          (100)
Employee Relocation/Training                      5
Data Processing                                  25
Dues and Subscriptions                           12
Outside Services                                245
Project Development Costs net of Billings        19
Director Fees                                    25
Miscellaneous                                     1
Legal Fees                                       26
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (204)
                                             ------
                                             $1,979
                                             ======

Allocation:

Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       327
                                             ------
Total                                        $1,979
                                             ======

Intermet Corp. and Subsidiaries
Balance Sheet as of 09-30-05
($000's)

                                                                 CASE # 04-67604
                                                                     INTERMET
                                                                     ILLINOIS
                                                                 ---------------
Cash And Equivalents
Accounts Receivable
Short-Term Intercompany Receivables
Inventories
Other Current Assets                                                     --
                                                                      -----
   TOTAL CURRENT ASSETS                                                  --

Land and Buildings                                                       --
Machinery & Equipment                                                   163
Construction In Progress                                               (163)
                                                                      -----
Total Fixed Assets                                                       --
Accumulated Depreciation                                                 --
                                                                      -----
   NET FIXED ASSETS                                                      --

Investment In Subsidiaries                                               --
Investment In European Operations                                        --
Long-Term Intercompany Receivables                                       --
Deferred Taxes, Long-Term Asset
Other Assets                                                             --
                                                                      -----
   TOTAL ASSETS                                                       $  --
                                                                      =====
LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable
Wages and Salaries  (See schedule)
Taxes Payable - (See schedule)
                                                                      -----
   TOTAL POST PETITION LIABILITIES                                       --

SECURED LIABILITIES:
SECURED DEBT                                                             --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
Accrued Income Taxes                                                     --
Accrued Tax - State                                                      --
Accrued Property Taxes                                                   --
Accrued Workers Comp                                                     --
Accrued Payroll                                                          --
Accrued Payroll Taxes                                                    --
                                                                      -----
   TOTAL TAXES AND OTHER PRIORITY LIABILITIES                            --

   UNSECURED LIABILITIES
Accounts Payable                                                         --
Senior  & IDR Bonds                                                      --
                                                                      -----
   TOTAL UNSECURED LIABILITIES                                           --

OTHER LIABILITIES
Accrued Liabilities                                                      --
Short-Term Intercompany Payables                                         --
Retirement Benefits
Deferred Taxes - Long-Term Liability
Other Long-Term Liabilities
Long-Term Intercompany Payables                                         100
Minority Interest
                                                                      -----
   TOTAL LIABILITIES                                                    100
Common Stock                                                             --
Capital In Excess Of Par Value                                           --
Retained Earnings - Prepetition                                        (100)
Retained Earnings - Post Petition                                         0
Equity In European Operations
Accumulated Translation Adjustment                                       --
Minimum Pension Liability Adjustment
Unearned Restricted Stock
                                                                      -----
   TOTAL SHAREHOLDER EQUITY                                            (100)
                                                                      -----
   TOTAL LIABILITIES AND EQUITY                                       $  --
                                                                      =====

PERIOD ENDED: 09-30-05              INTERMET ILLINOIS             CASE #04-67604

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                               Balance
                                        as of     Accrued /   Payments /      as of
                                     08/31/2005    Withheld    Deposits    09/30/2005
                                     ----------   ---------   ----------   ----------
Income tax withheld: Federal              $0          $0          $0           $0
Income tax withheld: State                $0          $0          $0           $0
Income tax withheld: Local                $0          $0          $0           $0
FICA Withheld                             $0          $0          $0           $0
Employers FICA                            $0          $0          $0           $0
Unemployment Tax: Federal                 $0          $0          $0           $0
Unemployment Tax: State                   $0          $0          $0           $0
All Other Payroll W/H                     $0          $0          $0           $0
                                          $0          $0          $0           $0
State Taxes: Inc./Sales/Use/Excise        $0          $0          $0           $0
Property Taxes                            $0          $0          $0           $0
                                                                               $0
Workers Compensation                       0           0           0            0
                                         ---         ---         ---          ---
Total                                     $0          $0          $0           $0
Wages and Salaries                         0           0           0            0
                                         ---         ---         ---          ---
Grand Total                               $0          $0          $0           $0
                                         ===         ===         ===          ===

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   0-30 Days   30-60 Days   Over 60 Days
----------------------------   ---------   ----------   ------------
Accounts Payable                   $0          $0            $0
Accounts Receivable                $0          $0            $0

                             MONTHLY CASH STATEMENT

                        Period Ending: SEPTEMBER 30, 2005

                                                         INTERMET ILLINOIS, INC.
                                                         Case Number: 04-67604

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                General   Payroll    Tax    Cash Coll.   Petty Cash
                                 Acct.     Acct.    Acct.      Acct.        Acct.
                                -------   -------   -----   ----------   ----------
A. Beginning Balance            _____     _____     _____   _____        _____

B. Receipts                     _____     _____     _____   _____        _____
   (Attach separate schedule)

C. Balance Available            _____     _____     _____   _____        _____
   (A+B)

D. Less Disbursements           _____     _____     _____   _____        _____
   (Attach separate schedule)

E. Ending Balance                       N/A - COMPANY HAS NO BANK ACCOUNT
   (C-D)

         (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS
                               FROM EACH ACCOUNT)

General Account:
   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Payroll Account:
   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Tax Account:
   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

________________________________________________________________________________

________________________________________________________________________________

Date: OCTOBER 20, 2005
                                        ----------------------------------------
                                                  Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET ILLINOIS, INC.                      Capacity:   ___   Shareholder
      Case Number: 04-67604                                    ___   Officer
                                                               ___   Director
                                                               ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly   or   Monthly

                                 ______        _______

CURRENT BENEFITS PAID:           Weekly   or   Monthly

   Health Insurance              ______        _______

   Life Insurance                ______        _______

   Retirement                    ______        _______

   Company Vehicle               ______         _______

   Entertainment                 ______        _______

   Travel                        ______        _______

   Other Benefits                ______        _______

   Total Benefits                ______        _______

CURRENT OTHER BENEFITS PAID:     Weekly   or   Monthly

   Rent Paid                     ______        _______

   Loans                         ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Total Other Payments          ______        _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly   or   Monthly

                                 ______        $0


Dated: OCTOBER 20, 2005
                                        ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Intermet Illinois, Inc.
                                                         Case Number: 04-67604

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE         CARRIER          POLICY PERIOD
--------------         -------          -------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05
Aviation               USAIG            11/1/04-11/1/05
Fiduciary              St. Paul         11/1/04-11/1/05
Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05
Crime                  AIG              12/1/04-12/1/05
General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05
Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05
Auto                   ACE              12/22/04-12/22/05
Foreign (DIC)          ACE              12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                        )
INTERMET CORPORATION, ET AL   )   CASE NO: 04-67607
                              )   Chapter 11
                              )   Judge: Marci B. McIvor
INTERMET INTERNATIONAL, INC.  )
                       Debtor )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X    Operating Statement              (Form 2)

     X    Balance Sheet                    (Form 3)

     X    Summary of Operations            (Form 4)

     X    Monthly Cash Statement           (Form 5)

     X    Statement of Compensation        (Form 6)

     X    Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: OCTOBER 20, 2005                 /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

                             MONTHLY CASH STATEMENT

                        Period Ending: SEPTEMBER 30, 2005

                                                    INTERMET INTERNATIONAL, INC.
                                                           Case Number: 04-67607

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                General   Payroll    Tax    Cash Coll.   Petty Cash
                                 Acct.     Acct.    Acct.      Acct.        Acct.
                                -------   -------   -----   ----------   ----------
A. Beginning Balance             _____     _____    _____      _____        _____

B. Receipts                      _____     _____    _____      _____        _____
   (Attach separate schedule)

C. Balance Available             _____     _____    _____      _____        _____
   (A+B)

D. Less Disbursements            _____     _____    _____      _____        _____
   (Attach separate schedule)

E. Ending Balance                 ALL ACTIVITY FOR INTERMET INTERNATIONAL, INC. IS
   (C-D)                           REPORTED IN THE CONSOLIDATED COLUMBUS FOUNDRY
                                         OPERATING REPORT (CASE #04-67609).

                 (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED
                       BANK STATEMENTS FROM EACH ACCOUNT)

General Account:

     1.   Depository Name & Location ______________________________

     2.   Account Number             ______________________________

Payroll Account:

     1.   Depository Name & Location ______________________________

     2.   Account Number             ______________________________

Tax Account:

     1.   Depository Name & Location ______________________________

     2.   Account Number             ______________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_________________________________________________________________________

_________________________________________________________________________

Date: OCTOBER 20, 2005


                                       -----------------------------------------
                                                  Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET INTERNATIONAL, INC.   Capacity: ___ Shareholder
      Case Number: 04-67607                    ___ Officer
                                               ___ Director
                                               ___ Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly    or    Monthly
                                 _______         _______

CURRENT BENEFITS PAID:           Weekly    or    Monthly

   Health Insurance              _______         _______

   Life Insurance                _______         _______

   Retirement                    _______         _______

   Company Vehicle               _______         _______

   Entertainment                 _______         _______

   Travel                        _______         _______

   Other Benefits                _______         _______

   Total Benefits                _______         _______

CURRENT OTHER BENEFITS PAID:     Weekly    or    Monthly

   Rent Paid                     _______         _______

   Loans                         _______         _______

   Other (Describe)              _______         _______

   Other (Describe)              _______         _______

   Other (Describe)              _______         _______

   Total Other Payments          _______         _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly    or    Monthly

                                 _______         $0


Dated: OCTOBER 20, 2005                 ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                    Intermet International, Inc.
                                                           Case Number: 04-67607

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE         CARRIER          POLICY PERIOD
--------------         -------          -------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05
Aviation               USAIG            11/1/04-11/1/05
Fiduciary              St. Paul         11/1/04-11/1/05
Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05
Crime                  AIG              12/1/04-12/1/05
General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05
Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05
Auto                   ACE              12/22/04-12/22/05
Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-foreign Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                        )
INTERMET CORPORATION, ET AL   )   CASE NO: 04-67598
                              )   Chapter 11
                              )   Judge: Marci B. McIvor
INTERMET U.S. HOLDING, INC.   )
                     Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: OCTOBER 20, 2005                 /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 9-30-05
($000's)

                                                 CASE #04-67598
                                                  INTERMET U.S.
                                                     HOLDING
                                       ----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   ------------------
Net Sales                                  5,427             66,763

Cost of Goods Sold
Materials and Freight                      2,114             24,783
Wages - Hourly                               759              9,315
Wages-Salary                                 317              4,254
Employee Benefits and Pension                254              4,791
Repairs & Maintenance                        222              3,762
Supplies                                     289              3,998
Utilities                                    527              6,224
Purchased Components/Services                121              2,432
Income(loss) from Pattern Sales               (1)               753
Fixed Asset - (gain/loss)                     --                (81)
MIS Expense                                   21                534
Travel & Entertainment                         3                 51
Other Variable Costs                         129              1,905
Depreciation & Amortization                  452              6,069
Other Allocated Fixed Costs                   --                  1
Other Fixed Costs                            178              2,246
                                           -----             ------
Cost of Goods Sold                         5,385             71,037

Gross Profit                                  42             (4,274)

Plant SG&A Expense                            --                  9
SG&A Expense - Allocation (Sched 1)          261              3,067
Other Operating Expenses                      --                514
                                           -----             ------
Total Operating Expenses                     261              3,590

Operating Profit                            (219)            (7,864)

Outside Interest Income                       --                 --
Outside Interest (Expense)                    --                 --
Intercompany Interest Income                  --                 --
Intercompany Interest (Expense)             (136)            (1,371)
Charges (From) Affiliates                     --                 --
Charges To Affiliates                         --                 --
Gain/(Loss) On Sales Of Assets               (43)              (788)
Outside Dividend Income                       --                 --
Foreign Exchange Gain/(Loss)                  --                 --
Income/Loss From European Operations          --                 --
Other Income/(Expense)                        --                 32
                                           -----             ------
Total Non-Operating Expenses                (179)            (2,127)

Income Before Income Taxes                  (398)            (9,991)

Income Tax Expense                             1                  2
                                           -----             ------
Net Income                                  (399)            (9,993)
                                           =====             ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                    September
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            September
                                            ---------
Officer Compensation                         $  189
Salary Expense other Employees                  949
Employee Benefits and Pension                  (166)
Payroll Taxes                                    49
Other Taxes                                      (1)
Rent and Lease Expense                          203
Interest Expense
Insurance                                        54
Automobile and Truck Expense                     11
Utilities(Gas Electric,Phone)                    51
Depreciation                                     87
Travel and Entertainment                        155
Repairs and Maintenance                          40
Advertising/Promotion                             0
Supplies, Office Expense                         33

OTHER:
Contributions                                     0
Professional Fees - Audit/Tax                   350
Bank Fees                                         0
Public Reporting Fees                          (100)
Employee Relocation/Training                      5
Data Processing                                  25
Dues and Subscriptions                           12
Outside Services                                245
Project Development Costs net of Billings        19
Director Fees                                    25
Miscellaneous                                     1
Legal Fees                                       26
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (204)
                                             ------
                                             $1,979
                                             ======

Allocation:

Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       327
                                             ------
Total                                        $1,979
                                             ======

Intermet Corp and Subsidiaries
Balance Sheet as of 09-30-05
($000's)

                                             CASE #04-67598
                                              INTERMET U.S.
                                                 HOLDING
                                             --------------
Cash And Equivalents                            $     --
Accounts Receivable                               10,644
Short-Term Intercompany Receivables                   17
Inventories                                        6,896
Other Current Assets                                 309
                                                --------
   TOTAL CURRENT ASSETS                           17,866

Land and Buildings                                29,945
Machinery & Equipment                             59,590
Construction In Progress                           1,172
                                                --------
Total Fixed Assets                                90,707
Accumulated Depreciation                         (50,731)
                                                --------
   NET FIXED ASSETS                               39,976

Investment In Subsidiaries                            --
Investment In European Operations                     --
Long-Term Intercompany Receivables                    --
Deferred Taxes, Long-Term Asset                       --
Other Assets                                       1,152
                                                --------
   TOTAL ASSETS                                 $ 58,994
                                                ========
                                                $201,199

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                $  1,364
Wages and Salaries (See schedule)                    671
Taxes Payable - (See schedule)                       687
                                                --------
   TOTAL POST PETITION LIABILITIES                 2,722

SECURED LIABILITIES:
SECURED DEBT                                          --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
Accrued Income Taxes                                  --
Accrued Tax - State                                   --
Accrued Property Taxes                                --
Accrued Workers Comp.                                156
Accrued Payroll                                       --
Accrued Payroll Taxes                                 --
                                                --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES           156

UNSECURED LIABILITIES
Accounts Payable                                   7,955
Senior & IDR Bonds                                    --
                                                --------
TOTAL UNSECURED LIABILITIES                        7,955

OTHER LIABILITIES
Accrued Liabilities                                1,392
Short-Term Intercompany Payables                       5

Retirement Benefits                                   --
Deferred Taxes - Long-Term Liability                  --
Other Long-Term Liabilities                           --
Long-Term Intercompany Payables                   26,671
Minority Interest                                     --
                                                --------
TOTAL LIABILITIES                                 38,901

Common Stock                                           5
Capital In Excess Of Par Value                    54,495
Retained Earnings - Prepetition                  (24,414)
Retained Earnings - Post Petition                 (9,993)
Equity In European Operations                         --
Accumulated Translation Adjustment                    --
Minimum Pension Liability Adjustment                  --
Unearned Restricted Stock                             --
                                                --------
TOTAL SHAREHOLDER EQUITY                          20,093
                                                --------
TOTAL LIABILITIES AND EQUITY                    $ 58,994
                                                ========

PERIOD ENDED: 09-30-05                                            CASE #04-67598

                   INTERMET U.S. HOLDING (COLUMBUS MACHINING)

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                               Balance
                                        as of     Accrued /   Payments /      as of
                                      8/31/2005   Withheld     Deposits     9/30/2005
                                     ----------   ---------   ----------   ----------
Income tax withheld: Federal         $    1,827      ($904)     $  904     $    1,827
Income tax withheld: State                 (859)      (254)        254           (859)
Income tax withheld: Local                    0          0           0              0
FICA Withheld                             6,188       (377)        377          6,188
Employers FICA                              (33)      (377)        377            (33)
Unemployment Tax: Federal                (1,729)         0           0         (1,729)
Unemployment Tax: State                 (12,388)         0           0        (12,388)
All Other Payroll W/H                         0          0           0              0
State Taxes: Inc./Sales/Use/Excise         (500)      (500)          0         (1,000)
Property Taxes                          (91,707)   (17,415)          0       (109,122)
Workers Compensation                    (60,462)   (19,354)      1,842        (77,973)
                                     ----------   --------      ------     ----------
Total                                 ($159,662)  ($39,182)     $3,755      ($195,088)

Wages and Salaries                        1,393     (3,383)      3,383          1,393
                                     ----------   --------      ------     ----------
Grand Total                           ($158,270)  ($42,565)     $7,139      ($193,696)
                                     ==========   ========      ======     ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)    Total   0-30 Days   30-60 Days   Over 60 Days
----------------------------   ------   ---------   ----------   ------------
Accounts Payable               $    0    $    0        $  0         $    0
Accounts Receivable            $8,030     ($149)       $537         $7,642

PERIOD ENDED: 09-30-05                                            CASE #04-67598

                     INTERMET U.S. HOLDING CORP. (NEW RIVER)

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                   Balance
                                         as of       Accrued /    Payments /       as of
                                       8/31/2005      Withheld     Deposits      9/30/2005
                                     ------------   -----------   ----------   ------------
Income tax withheld: Federal         $          0     ($157,232)  $  157,232   $          0
Income tax withheld: State                      0       (56,901)      56,901              0
Income tax withheld: Local                      0             0            0              0
FICA Withheld                                   0       (94,687)      94,687              0
Employers FICA                            (22,475)      (90,908)      94,687        (18,696)
Unemployment Tax: Federal                  (3,784)       (1,122)           0         (4,906)
Unemployment Tax: State                   (14,644)       (9,912)           0        (24,556)
All Other Payroll W/H                      (2,611)       (3,228)       2,509         (3,330)
State Taxes: Inc./Sales/Use/Excise        (15,000)       (7,835)       7,835        (15,000)
Property Taxes                           (195,000)      (30,000)           0       (225,000)
Workers Compensation                     (182,051)      (27,623)       9,149       (200,525)
                                     ------------   -----------   ----------   ------------
Total                                   ($435,565)    ($479,448)  $  423,000      ($492,012)

Wages and Salaries                       (805,282)   (1,147,669)   1,280,905       (672,046)
                                     ------------   -----------   ----------   ------------
Grand Total                           ($1,240,846)  ($1,627,116)  $1,703,904    ($1,164,058)
                                     ============   ===========   ==========   ============

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total       0-30 Days    30-60 Days   Over 60 Days
----------------------------   -----------   -----------   ----------   ------------
Accounts Payable               $ 1,364,252   $ 1,412,934    ($43,469)      ($5,214)
Accounts Receivable            $11,017,572   $10,856,491   $  79,169      $ 81,912

INTERMET CORPORATION AND SUBSIDIARIES                     MONTHLY CASH STATEMENT
CASH ACTIVITY ANALYSIS:
Month Ended 9/30/2005

                                                                             Case # 04-67598
                                                               INTERMET U.S. HOLDING (COLUMBUS MACHINING)
                                                               ------------------------------------------
ACCOUNT TYPE                                                                   PR (SALARY)
ACCOUNT #                                                                       2770716633
BANK                                                                            Stan. Fed.

BEGINNING BANK BALANCE                                                                --
RECEIPTS                                                                              --
TRANSFERS IN (CORPORATE)                                                           5,328
DISBURSEMENTS                                                                     (5,328)
TRANSFERS OUT (CORPORATE)                                                             --
                                                                                 -------
ENDING BANK BALANCE                                                                   --

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                 --
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                             5,461
CORPORATE DEBIT MEMOS                                                              4,946
                                                                                 -------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                     $10,407
                                                                                 =======

Columbus Machining's payroll is consolidated with the Corporate payroll due to immateriality.

Columbus Machining's disbursements are paid and allocated by Corporate.

INTERMET U.S. HOLDING, INC. (COLUMBUS MACHINING)               CASE NO. 04-67598
CASH DISBURSEMENTS
SEPTEMBER 2005

                  VENDOR                     TOTAL DISBURSEMENTS
                  ------                     -------------------
A CUT ABOVE LANDSCAPE                             $ 1,100.00
PAYROLL ISSUED (INCLUDES CORP DISBURSMENTS          5,460.50
RIVER MILL                                            193.20
SOUTHERN STATES                                     3,420.03
VERIZON WIRELESS                                      167.54
WASTE MANAGEMENT                                       65.72
                                                  ----------
                                                  $10,406.99

INTERMET CORPORATION AND SUBSIDIARIES

CASH ACTIVITY ANALYSIS: MONTHLY CASH STATEMENT
MONTH ENDED 9/30/2005

                                                                                     CASE # 04-67598
                                                                           INTERMET U.S. HOLDING (NEW RIVER)
                                                               -----------------------------------------------------
ACCOUNT TYPE                                                      DEPOSIT         AP       PR (HOURLY)   PR (SALARY)
ACCOUNT #                                                       5401086417    2770716476    2770716468   2770716641
BANK                                                            Stan. Fed.    Stan. Fed.    Stan. Fed.   Stan. Fed.
                                                               -----------   -----------   -----------   -----------

BEGINNING BANK BALANCE                                                 --             --          --             --
RECEIPTS                                                        2,618,193             --          --             --
TRANSFERS IN (CORPORATE)                                               --      1,874,391     815,125        316,128
DISBURSEMENTS                                                          --     (1,874,391)   (815,125)      (316,128)
TRANSFERS OUT (CORPORATE)                                      (2,618,193)            --          --             --
                                                               ----------    -----------    --------       --------
ENDING BANK BALANCE                                                    --             --          --             --

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                          1,646,977
CHECKS ISSUED                                                                  1,959,712
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                         1,346,954
CORPORATE DEBIT MEMOS                                                             39,839
                                                                             -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                 $ 4,993,483
                                                                             ===========

OUTSTANDING CHECKS AS OF AUGUST 31                                               135,238
VOIDED CHECKS OUTSTANDING AS OF AUGUST 31                                             --
CHECKS ISSUED DURING SEPTEMBER                                                 1,959,712
Checks Cleared During September                                               (1,874,391)
                                                                             -----------
OUTSTANDING CHECKS AS OF SEPTEMBER 30 (SEE OUTSTANDING
   CHECKLIST)                                                                $   220,560
                                                                             ===========

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
SEPTEMBER 2005

VENDOR                           TOTAL DISBURSEMENTS
------                           -------------------
ACE INSURANCE                        $  9,148.80
ADVANCED CARBIDE TOOL                   6,352.10
AEGIS ENVIRONMENTAL INC                   570.73
AETNA US HEALTH CARE                    4,217.79
AIR PRODUCTS & CHEMICAL                 4,981.91
AIRGAS INC                              1,034.08
ALLIED MINERAL PRODUCTS                33,486.66
AQUIS COMMUNICATIONS, INC                 381.54
ARAMARK UNIFORM SERVICE                   634.03
ARCET                                   2,234.72
ASCOM HASLER MAILING SY                   126.00
AT&T                                    2,323.79
ATLANTIC COAST TOYOTALIFT               3,380.33
ATMOS ENERGY MARKETING                 31,953.93
BEST ONE TIRE                           6,438.16
BOB'S REFUSE SERVICE IN                   737.52
BROWNE & SHARPE                         3,281.00
CANON FINANCIAL                           534.34
CARTER MACHINERY                        7,655.50
CC METALS AND ALLOYS IN                22,041.25
CENTRAL VALLEY RUBBER S                 4,471.41
CHAMPION CHISEL WORKS,                     63.06
CITY OF RADFORD                         5,981.08
CITY OF RADFORD                       469,250.32
CITY OF RADFORD, TREASU                    13.44
COCHRAN, JEFF                             387.32
COMFORT INN RADFORD                     1,200.38
COMMERCIAL STEEL ERECTI                 3,400.00
COMPUWARE                                 132.00
COUNTY OF FLOYD, VIRGIN                    61.59
CRANE AMERICA SERVICES                  2,472.50
CTM                                       950.00
DETEK INC.                              7,480.00
DISA INDUSTRIES, INC                    2,454.00
DIV OF CHILD SUPPORT ENFORCMNT            665.92
DMV                                        34.50
DOLI/BOILER SAFETY                        520.00
DON PRUITT                              2,587.20
ELKEM METALS INC.                      48,336.50
ENTERPRISE                                610.41
ENVIRITE OF OHIO                        1,706.25
ENVIRONMENTAL OPTIONS INC.              2,092.50
ERIC PALMER                               776.25
EVANS,ROBERT D                             53.71
EXPRESS CHECK ADVANCE                     454.25
FAIRLAWN STORAGE                          112.00
FETTER FINISHING                       46,884.75
FIRE EQUIPMENT CO.INC                     582.00
FLINT, JEREMY                             122.34
FOSECO INC.                             5,684.78
GE INSPECTION TECHNOLOGIES              1,071.69
H.C. WADE                              15,722.76
HA INTERNATIONAL, LLC                  89,714.88
HARRIS RENTALS                             65.00
HART METALS, INC.                      37,400.00
HEAT TREATING SERVICES                 59,917.18
HEATH OIL LLC                           8,202.07
HERAEUS ELECTRO NITE CO                 1,900.00
HERB'S TOOL GRINDING &                    441.80
HILL AND GRIFFITH CO.                 138,896.33
HONEYWELL INC.                          7,581.50
HOWELL, DOUG                              407.25
INDUSTRIAL POWDER COATI                13,115.84
INDUSTRIAL SUPPLY CORP                276,889.64
INFORMATION HANDLING                      833.20
INSTRON CORP                              720.00
INTERSTATE CONSTRUCTION                   650.00
JENKINS,KURT                              104.67

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
SEPTEMBER 2005

VENDOR                                       TOTAL DISBURSEMENTS
------                                       -------------------
KAMAN INDUSTRIAL TECHNOLOGIES                          208.40
KOINS CORPORATION                                       25.00
KUNCE, JUSTIN                                        1,323.56
KWIK KAFE CO                                           105.00
LABORATORY CORP OF AMER                                896.00
LECTROTHERM                                         41,242.50
LINA.                                                   74.00
LINA.                                                   74.00
LIVINGSTON AND HAVEN IN                             10,812.28
LLOYD ELECTRIC CO.INC.                               4,936.50
MAGNECO/METREL                                       1,400.00
MANPOWER INC                                           210.00
MASTER ENGINEERS & DESIGNERS                           799.00
MCC                                                  8,622.81
MCCOMBS, BRENT                                         741.76
MCELROY,JOHN C                                       1,149.24
MCGUIRE WOODS                                       11,947.63
MCGUIRE WOODS                                       11,111.30
METEC INC                                           13,500.00
MICRO TEK PATTERN,INC.                              63,002.33
MILLER AND COMPANY LLC                             116,554.85
MOODY,DWAYNE                                           382.92
MOORE SPECIALTY                                     17,530.00
MOUNTAIN SPRINGS                                       226.20
MYOPTICS EYEWEAR                                       262.00
NATIONAL MATERIAL TRADING                          122,214.92
NEW RIVER SOLID WASTE M                             55,409.36
NORFOLK SOUTHERN  (GA)                             108,000.00
NORTHBEND PATTERN WORKS                            299,392.00
OLVER, INC                                           6,400.00
OMNISOURCE CORPORATION                             933,014.90
OMNISOURCE FT                                       36,200.00
PATTERN SERVICES                                    12,905.75
PATTERN TECHNOLOGIES                                32,900.00
PAYROLL ISSUED (INCLUDES CORP DISBURSMENTS       1,346,954.33
PORTER WARNER INDUSTRIE                              1,583.17
POTOMAC ENVIRONMENTAL,                               1,058.63
PROVIDENT LIFE                                          74.75
PROVIDENT LIFE                                       1,992.22
PULASKI CIRCUIT COURT                                  377.85
PYNN, DAVID                                            783.43
RADFORD CITY FLORIST                                    54.55
RADFORD STORAGE                                        160.00
RADIOLOGY CONSULTANTS I                                112.00
REBECCA CONNELLY                                     1,770.00
REDDY ICE-CASSCO                                       810.00
RENTAL SERVICE CORP (RS                              2,049.96
RITENOUR, GINNY                                         58.74
ROBERTS SINTO CORPORATI                             21,806.00
SAFETY & COMPLIANCE                                  1,825.00
SAFETY-KLEEN CORP.                                     213.65
SAF-GARD SAFETY SHOE CO                              2,094.80
SAVEITNOW                                              716.81
SCORE                                                1,705.44
SECURITY FORCES INC                                  6,483.36
SECURITY SCALE SERVICE                               4,051.35
SHELOR CHEVROLET CORP.                                 224.92
SHIPMAN, ROLLIN C                                       87.69
THOMPSON CHRYSLER-PLYMO                                150.17
THOMPSON TIRE                                        3,453.80
TJ'S TRUCK & AUTO SERVI                              2,839.37
TOMLIN, LINDA                                          757.13
TOMMY TONEY                                            375.43
TRANSMAN (FREIGHT)                                  55,525.08
TREASURER OF VA-DEQ                                  4,040.00
UNITED INDUSTRIAL SERVI                             26,410.72
UNITED REFRACTORIES COM                             50,956.30
UNITED WAY SAL                                         180.00
VA. DEPT OF TAXATION                                 7,675.77
VALLEY LANDSCAPING                                     195.00
VERIZON (17577)                                      3,886.61
VERIZON WIRELESS                                        71.84

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
SEPTEMBER 2005

VENDOR                    TOTAL DISBURSEMENTS
------                    -------------------
VICTORIA SOWERS                     620.00
W. MATTHEW SKEWES, MD             4,576.00
WEDRON SILICA-FAIRMOUNT          21,931.00
WESTAFF USA INC.                    283.40
WESTMORELAND ADVANCED M           7,290.00
WHEELABRATOR ABRASIVES           85,624.00
WILLIAM A. KIBBE & ASSO             330.00
WISE AIR, INC                     1,000.00
                              ------------
                             $4,993,482.93

INTERMET U.S. HOLDING, INC.
CASE NO. 04-67598
AT OF 9/30/05

NEW RIVER - BANK RECONCILIATION

Bank Balance                                   $        --
Outstanding AP Checks                           220,559.59
Outstanding PR Checks                           176,067.29
Misc. Reconciling Items Adjusted in October.          0.86
                                               -----------
                                                396,627.74
Unadjusted GL Balance                           396,627.74
                                               -----------
Difference                                     $        --
                                               ===========

NEW RIVER
OUTSTANDING CHECKS
CASE NO. 04-67598

   DATE      CHECK   OUTSTANDING
   ----      -----   -----------
 8/5/2005   106549   $     16.30
9/30/2005   106644        776.25
 9/2/2005   106806      1,385.33
 9/2/2005   106856     36,955.81
 9/9/2005   106897        454.25
9/16/2005   106978        208.40
9/16/2005   107006        224.92
9/23/2005   107035        387.32
9/23/2005   107037      2,454.00
9/23/2005   107042         88.47
9/23/2005   107051        138.59
9/23/2005   107053     10,940.00
9/23/2005   107057      2,839.37
9/29/2005   107076      2,323.79
9/29/2005   107077        499.00
9/29/2005   107078      3,281.00
9/29/2005   107079      7,655.50
9/29/2005   107080      1,464.00
9/29/2005   107081        665.92
9/29/2005   107082         53.71
9/29/2005   107083      5,883.60
9/29/2005   107086     11,673.21
9/29/2005   107087         28.63
9/29/2005   107088      1,268.39
9/29/2005   107089        104.67
9/29/2005   107090         25.00
9/29/2005   107091     13,500.00
9/29/2005   107093      7,234.50
9/29/2005   107094      1,020.00
9/29/2005   107095        210.00
9/29/2005   107096        310.00
9/29/2005   107097         76.49
9/29/2005   107099        461.25
9/29/2005   107100        375.43
9/29/2005   107101      3,645.74
9/29/2005   107102     31,953.93
9/29/2005   107103     33,390.57
9/29/2005   107113     36,586.25

                     $220,559.59

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET U.S. HOLDING, INC.                      Capacity: ___ Shareholder
      Case Number: 04-67598                                      ___ Officer
                                                                 ___ Director
                                                                 ___ Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly    or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:           Weekly    or   Monthly

     Health Insurance            _______        _______

     Life Insurance              _______        _______

     Retirement                  _______        _______

     Company Vehicle             _______        _______

     Entertainment               _______        _______

     Travel                      _______        _______

     Other Benefits              _______        _______

     Total Benefits              _______        _______

CURRENT OTHER BENEFITS PAID:     Weekly    or   Monthly

     Rent Paid                   _______        _______

     Loans                       _______        _______

     Other (Describe)            _______        _______

     Other (Describe)            _______        _______

     Other (Describe)            _______        _______

     Total Other Payments        _______        _______


CURRENT TOTAL OF ALL PAYMENTS:   Weekly    or   Monthly

                                 _______           $0


Dated: OCTOBER 20, 2005                -----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                     Intermet U.S. Holding, Inc.
                                                           Case Number: 04-67598

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER         POLICY PERIOD
   --------------          -------         -------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                        )
INTERMET CORPORATION, ET AL   )  CASE NO: 04-67603
                              )  Chapter 11
                              )  Judge: Marci B. McIvor
IRONTON IRON, INC.            )
   Debtor                     )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: OCTOBER 20, 2005                 /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp and Subsidiaries
Operating Statement
For the Month Ended 9-30-05
($000's)

                                                  CASE #04-67603
                                                     IRONTON
                                                       IRON
                                       -----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   ------------------
Net Sales                                   --                  --

Cost of Goods Sold

Materials and Freight                       --                  --
Wages - Hourly                              --                  --
Wages-Salary                                --                  --
Employee Benefits and Pension               33                  33
Repairs & Maintenance                       --                  --
Supplies                                    --                  --
Utilities                                   --                  --
Purchased Components/Services               --                  --
Income(loss) from Pattern Sales             --                  --
Fixed Asset - (gain/loss)                   --                  --
MIS Expense                                 --                  --
Travel & Entertainment                      --                  --
Other Variable Costs                        (1)                (38)
Depreciation & Amortization                 --                  --
Other Allocated Fixed Costs                 --                  --
Other Fixed Costs                           --                  --
                                           ---                ----
Cost of Goods Sold                          32                  (5)

Gross Profit                               (32)                  5

Plant SG&A Expense                          --                  (3)
SG&A Expense - Allocation (Sched 1)         --                  --
Other Operating Expenses                   (27)                551
                                           ---                ----
Total Operating Expenses                   (27)                548

Operating Profit                            (5)               (543)

Outside Interest Income                     --                  --
Outside Interest (Expense)                  --                  --
Intercompany Interest Income                --                  --
Intercompany Interest (Expense)             --                  --
Charges (From) Affiliates                   --                  --
Charges To Affiliates                       --                  --
Gain/(Loss) On Sales Of Assets              --                  --
Outside Dividend Income                     --                  --
Foreign Exchange Gain/(Loss)                --                  --
Income/Loss From European Operations        --                  --
Other Income/(Expense)                      --                  --
                                           ---                ----
Total Non-Operating Expenses                --                  --

Income Before Income Taxes                  (5)               (543)

Income Tax Expense                          --                  --

                                           ---                ----
Net Income                                  (5)               (543)
                                           ===                ====

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                    September
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                            September
                                                            ---------
Officer Compensation                                         $  189
Salary Expense other Employees                                  949
Employee Benefits and Pension                                  (166)
Payroll Taxes                                                    49
Other Taxes                                                      (1)
Rent and Lease Expense                                          203
Interest Expense
Insurance                                                        54
Automobile and Truck Expense                                     11
Utilities(Gas Electric,Phone)                                    51
Depreciation                                                     87
Travel and Entertainment                                        155
Repairs and Maintenance                                          40
Advertising/Promotion                                             0
Supplies, Office Expense                                         33

OTHER:
Contributions                                                     0
Professional Fees - Audit/Tax                                   350
Bank Fees                                                         0
Public Reporting Fees                                          (100)
Employee Relocation/Training                                      5
Data Processing                                                  25
Dues and Subscriptions                                           12
Outside Services                                                245
Project Development Costs net of Billings                        19
Director Fees                                                    25
Miscellaneous                                                     1
Legal Fees                                                       26
Cost Allocation - Europe                                        (78)
Cost Allocation - Out                                          (204)
                                                             ------
                                                             $1,979
                                                             ======

Allocation:

Wagner Castings                                                 191
Northern Castings                                                51
Ironton Iron                                                      0
Lynchburg Foundry                                               193
Columbus Foundry                                                313
Wagner Havana                                                     0
Intermet U.S. Holdings                                          261
Cast-Matic Corp.                                                 82
Diversified Diemakers                                           257
Ganton Technologies                                             168
Tool Products                                                   137
Corporate                                                       327
                                                             ------
Total                                                        $1,979
                                                             ======

Intermet Corp. and Subsidiaries
Balance Sheet as of 09-30-05
($000's)

                                                CASE #04-67603
                                                 IRONTON IRON
                                                --------------
   Cash And Equivalents
   Accounts Receivable
   Short-Term Intercompany Receivables
   Inventories
   Other Current Assets                                  --
                                                   --------
      TOTAL CURRENT ASSETS                               --

   Land and Buildings                                    --
      Machinery & Equipment
      Construction In Progress
                                                   --------
      Total Fixed Assets                                 --
      Accumulated Depreciation                           --
                                                   --------
         NET FIXED ASSETS                                --

      Investment In Subsidiaries
   Investment In European Operations                     --
      Long-Term Intercompany Receivables
      Deferred Taxes, Long-Term Asset                    --
      Other Assets
                                                   --------
         TOTAL ASSETS                              $     --
                                                   ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
   Accounts Payable                                $     --
   Wages and Salaries (See schedule)                     --
   Taxes Payable - (See schedule)                        --
                                                   --------
      TOTAL POST PETITION LIABILITIES                    --

   SECURED LIABILITIES:
   SECURED DEBT                                          --
   PRE-PETITION LIABILITIES:
   Taxes and Other Priority Liabilities:
      Accrued Income Taxes                               --
      Accrued Tax - State                                --
      Accrued Property Taxes                             --
      Accrued Workers Comp.                             809
      Accrued Payroll                                    --
   Accrued Payroll Taxes                                 --
                                                   --------
   TOTAL TAXES AND OTHER PRIORITY LIABILITIES           809
   UNSECURED LIABILITIES
   Accounts Payable                                      --
   Senior & IDR Bonds                                    --
                                                   --------
   TOTAL UNSECURED LIABILITIES                           --

   OTHER LIABILITIES
   Accrued Liabilities                                  137
   Short-Term Intercompany Payables                      --
      Retirement Benefits                                --
      Deferred Taxes - Long-Term Liability               --
      Other Long-Term Liabilities                        --
      Long-Term Intercompany Payables                33,282
      Minority Interest                                  --
                                                   --------
      TOTAL LIABILITIES                              34,228
      Common Stock                                       --
      Capital In Excess Of Par Value                 49,000
   Retained Earnings - Prepetition                  (82,685)
   Retained Earnings - Post Petition                   (543)
   Equity In European Operations
      Accumulated Translation Adjustment                 --
      Minimum Pension Liability Adjustment               --
      Unearned Restricted Stock                          --
                                                   --------
   TOTAL SHAREHOLDER EQUITY                         (34,228)
                                                   --------
      TOTAL LIABILITIES AND EQUITY                 $     --
                                                   ========

PERIOD ENDED: 09-30-05             IRONTON IRON, INC.            CASE # 04-67603

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                 Balance                               Balance
                                  as of     Accrued /   Payments /      as of
                               08/31/2005    Withheld    Deposits    09/30/2005
                               ----------   ---------   ----------   ----------
Income tax withheld: Federal        $0          $0           $0           $0
Income tax withheld: State          $0          $0           $0           $0
Income tax withheld: Local          $0          $0           $0           $0
FICA Withheld                       $0          $0           $0           $0
Employers FICA                      $0          $0           $0           $0
Unemployment Tax: Federal           $0          $0           $0           $0
Unemployment Tax: State             $0          $0           $0           $0
All Other Payroll W/H               $0          $0           $0           $0
                                    $0          $0           $0           $0
State Taxes:
   Inc./Sales/Use/Excise            $0          $0           $0           $0
Property Taxes                      $0          $0           $0           $0
                                    $0
Workers Compensation                 0           0            0            0
                                   ---         ---          ---          ---
Total                               $0          $0           $0           $0
Wages and Salaries                   0           0            0            0
                                   ---         ---          ---          ---
Grand Total                         $0          $0           $0           $0
                                   ===         ===          ===          ===

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   0-30 Days   30-60 Days   Over 60 Days
----------------------------   ---------   ----------   ------------
Accounts Payable                   $0          $0            $0
Accounts Receivable                $0          $0            $0

                             MONTHLY CASH STATEMENT

                        Period Ending: SEPTEMBER 30, 2005

                                                        IRONTON IRON, INC.
                                                        Case Number: 04-67603

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                                             Cash   Petty
                                General   Payroll    Tax    Coll.    Cash
                                 Acct.     Acct.    Acct.   Acct.   Acct.
                                -------   -------   -----   -----   -----
A. Beginning Balance            _______   _______   _____   _____   _____

B. Receipts                     _______   _______   _____   _____   _____
   (Attach separate schedule)

C. Balance Available            _______   _______   _____   _____   _____
   (A+B)

D. Less Disbursements           _______   _______   _____   _____   _____
   (Attach separate schedule)

E. Ending Balance                  N/A - COMPANY HAS NO BANK ACCOUNTS
      (C-D)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

General Account:

     1.   Depository Name & Location   _________________________________________

     2.   Account Number               _________________________________________

Payroll Account:

     1.   Depository Name & Location   _________________________________________

     2.   Account Number               _________________________________________

Tax Account:

     1.   Depository Name & Location   _________________________________________

     2.   Account Number               _________________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

________________________________________________________________________________

________________________________________________________________________________


Date: OCTOBER 20, 2005                  ----------------------------------------
                                        Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: IRONTON IRON, INC.       Capacity: ___ Shareholder
      Case Number: 04-67603              ___ Officer
                                         ___ Director
                                         ___ Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0


Dated: OCTOBER 20, 2005                 ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                              Ironton Iron, Inc.
                                                           Case Number: 04-67603

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE         CARRIER          POLICY PERIOD
--------------         -------          -------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                        )
INTERMET CORPORATION, ET AL   )  CASE NO: 04-67606
                              )  Chapter 11
                              )  Judge: Marci B. McIvor
LYNCHBURG FOUNDRY, INC.       )
                     Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X    Operating Statement              (Form 2)

     X    Balance Sheet                    (Form 3)

     X    Summary of Operations            (Form 4)

     X    Monthly Cash Statement           (Form 5)

     X    Statement of Compensation        (Form 6)

     X    Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


                                        /s/ Robert E. Belts
Dated: OCTOBER 20, 2005                 ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 9-30-06
($000's)

                                        CASE #04-67606
                                           LYNCHBURG
                                            FOUNDRY
                                       ----------------
                                                  Total
                                       Current    Since
                                        Month    Filing
                                       -------   ------
Net Sales                               7,731    95,234
Cost of Goods Sold
Materials and Freight                   3,482    42,266
Wages - Hourly                          1,422    15,470
Wages-Salary                              340     3,978
Employee Benefits and Pension             716     9,923
   Repairs & Maintenance                  263     5,351
Supplies                                  669     7,208
Utilities                                 261     3,512
Purchased Components/Services             234     2,723
Income(loss) from Pattern Sales           (15)      (86)
   Fixed Asset - (gain/loss)               --       (40)
   MIS Expense                             13       438
   Travel & Entertainment                   4        19
   Other Variable Costs                   415     4,232
   Depreciation & Amortization            223     2,619
   Other Allocated Fixed Costs             --        (2)
   Other Fixed Costs                       95     1,390
                                        -----    ------
Cost of Goods Sold                      8,122    99,001

Gross Profit                             (391)   (3,767)

Plant SG&A Expense                         (1)       --
SG&A Expense - Allocation (Sched 1)       193     2,274
   Other Operating Expenses                --       270
                                        -----    ------
   Total Operating Expenses               192     2,544

   Operating Profit                      (583)   (6,311)

   Outside Interest Income                 --        --
   Outside Interest (Expense)              --        --
   Intercompany Interest Income            --        --
   Intercompany Interest (Expense)       (148)   (1,140)
   Charges (From) Affiliates               --        --
   Charges To Affiliates                   --        --
   Gain/(Loss) On Sales Of Assets           1         4
   Outside Dividend Income                 --        --
   Foreign Exchange Gain/(Loss)            --        --
Income/Loss From European Operations       --        --
   Other Income/(Expense)                   1        18
                                        -----    ------
   Total Non-Operating Expenses          (146)   (1,118)

   Income Before Income Taxes            (729)   (7,429)

   Income Tax Expense                      --        --
                                        -----    ------
   Net Income                            (729)   (7,429)
                                        =====    ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                    September
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            September
                                            ---------
Officer Compensation                         $  189
Salary Expense other Employees                  949
Employee Benefits and Pension                  (166)
Payroll Taxes                                    49
Other Taxes                                      (1)
Rent and Lease Expense                          203
Interest Expense
Insurance                                        54
Automobile and Truck Expense                     11
Utilities(Gas Electric, Phone)                   51
Depreciation                                     87
Travel and Entertainment                        155
Repairs and Maintenance                          40
Advertising/Promotion                             0
Supplies, Office Expense                         33

OTHER:
Contributions                                     0
Professional Fees - Audit/Tax                   350
Bank Fees                                         0
Public Reporting Fees                          (100)
Employee Relocation/Training                      5
Data Processing                                  25
Dues and Subscriptions                           12
Outside Services                                245
Project Development Costs net of Billings        19
Director Fees                                    25
Miscellaneous                                     1
Legal Fees                                       26
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (204)
                                             ------
                                             $1,979
                                             ======

Allocation:

Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       327
                                             ------
Total                                        $1,979
                                             ======

Intermet Corp. and Subsidiaries
Balance Sheet of 09-30-05
($000's)

                                             CASE #04-67606
                                                LYNCHBURG
                                                 FOUNDRY
                                             --------------

Cash And Equivalents                            $     --
Accounts Receivable                               13,606
Short-Term Intercompany Receivables                    5
Inventories                                        4,730
Other Current Assets                                 702
                                                --------
   TOTAL CURRENT ASSETS                           19,043

Land and Buildings                                19,915
Machinery & Equipment                             53,768
Construction In Progress                             388
                                                --------
Total Fixed Assets                                74,071
Accumulated Depreciation                         (60,411)
                                                --------
   NET FIXED ASSETS                               13,660

Investment In Subsidiaries                            --
Investment In European Operations                     --
Long-Term Intercompany Receivables                   452
Deferred Taxes, Long-Term Asset                       --
Other Assets                                         407
                                                --------
   TOTAL ASSETS                                 $ 33,562
                                                ========

LIABILITIES AND SHAREHOLDER EQUITY
POST PETITION LIABILITIES
Accounts Payable                                $  1,983
Wages and Salaries  (See schedule)                   410
Taxes Payable - (See schedule)                       642
                                                --------
   TOTAL POST PETITION LIABILITIES                 3,035
SECURED LIABILITIES:
SECURED DEBT                                          --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
Accrued Income Taxes                                  --
Accrued Tax - State                                   --
Accrued Property Taxes                                --
Accrued Workers Comp                               1,570
Accrued Payroll                                       --
Accrued Payroll Taxes                                 --
                                                --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES         1,570

UNSECURED LIABILITIES
Accounts Payable                                   7,744
Senior & IDR Bonds                                    --
                                                --------
TOTAL UNSECURED LIABILITIES                        7,744

OTHER LIABILITIES
Accrued Liabilities                                2,362
Short-Term Intercompany Payables                       5
Retirement Benefits                                 (590)
Deferred Taxes - Long-Term Liability                  --
Other Long-Term Liabilities                        1,983
Long-Term Intercompany Payables                    6,471
Minority Interest                                     --
                                                --------
TOTAL LIABILITIES                                 22,580

Common Stock                                          --
Capital In Excess Of Par Value                        --
Retained Earnings - Prepetition                   18,411
Retained Earnings - Post Petition                 (7,429)
Equity In European Operations                         --
Accumulated Translation Adjustment                    --
Minimum Pension Liability Adjustment                  --
Unearned Restricted Stock                             --
                                                --------
TOTAL SHAREHOLDER EQUITY                          10,982
                                                --------
TOTAL LIABILITIES AND EQUITY                    $ 33,562
                                                ========

PERIOD ENDED: 09-30-05                                            CASE #04-67606

                        LYNCHBURG FOUNDRY (ARCHER CREEK)

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                  Balance
                                        as of      Accrued /    Payments /       as of
                                      08/31/05      Withheld     Deposits      09/30/05
                                     ----------   -----------   ----------   ------------
Income tax withheld: Federal         $        0     ($278,719)  $  278,719   $          0
Income tax withheld: State                    0      (101,341)     101,341              0
Income tax withheld: Local                    0             0            0              0
FICA Withheld                                 0      (160,941)     160,941              0
Employers FICA                          (40,246)     (142,230)     161,696        (20,779)
Unemployment Tax: Federal                (2,840)         (135)           0         (2,975)
Unemployment Tax: State                  (1,266)       (1,358)           0         (2,624)
All Other Payroll W/H                    (2,671)     (104,166)      71,768        (35,069)

State Taxes: Inc./Sales/Use/Excise      (49,183)            0        1,211        (47,972)
Property Taxes                         (196,880)      (25,262)           0       (222,142)

Workers Compensation                     27,260       (31,750)    (259,685)      (264,175)
                                     ----------   -----------   ----------   ------------
Total                                 ($265,825)    ($845,901)  $  515,991      ($595,735)
Wages and Salaries                     (664,938)   (1,859,209)   2,114,601       (409,546)
                                     ----------   -----------   ----------   ------------
Grand Total                           ($930,763)  ($2,705,110)  $2,630,592    ($1,005,281)
                                     ==========   ===========   ==========   ============

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total       0-30 Days    30-60 Days   Over 60 Days
----------------------------   -----------   -----------   ----------   ------------
Accounts Payable               $ 1,983,330   $ 1,983,330    $      0      $      0
Accounts Receivable            $13,991,687   $13,368,074    $186,859      $436,754

PERIOD ENDED: 09-30-05          LYNCHBURG FOUNDRY (RADFORD)       CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                              Balance
                                       as of     Accrued /   Payments /     as of
                                     8/31/2005    Withheld    Deposits    9/30/2005
                                     ---------   ---------   ----------   ---------
Income tax withheld: Federal         $       0    ($1,165)     $1,165     $       0
Income tax withheld: State                   0       (514)        514             0
Income tax withheld: Local                   0          0           0             0
FICA Withheld                                0       (822)        822             0
Employers FICA                               0       (822)        822             0
Unemployment Tax: Federal                    0          0           0             0
Unemployment Tax: State                      0          0           0             0
All Other Payroll W/H                        0       (295)        295             0

State Taxes: Inc./Sales/Use/Excise           0          0           0             0
Property Taxes                         (46,578)         0           0       (46,578)

Workers Compensation                         0          0           0             0
                                     ---------    -------      ------     ---------
Total                                 ($46,578)   ($3,619)     $3,619      ($46,578)

Wages and Salaries                           0          0          0              0
                                     ---------    -------      ------     ---------
Grand Total                           ($46,578)   ($3,619)     $3,619      ($46,578)
                                     =========    =======      ======     =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   Total   0-30 Days   30-60 Days   Over 60 Days
----------------------------   -----   ---------   ----------   ------------
Accounts Payable                $0       $0           $0             $0
Accounts Receivable             $0       $0           $0             $0

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS: MONTHLY CASH STATEMENT
MONTH ENDED 9/30/2005

                                                                                       CASE # 04-67606
                                                                                         ARCHER CREEK
                                                                    -----------------------------------------------------
                           ACCOUNT TYPE                               DEPOSIT          AP       PR (HOURLY)   PR (SALARY)
                             ACCOUNT #                               5401086466    2770716393    2770716385    2770716690
                               BANK                                  Stan. Fed.    Stan. Fed.    Stan. Fed.    Stan. Fed.
                           ------------                             -----------   -----------   -----------   -----------
BEGINNING BANK BALANCE                                                       --            --           --           --
RECEIPTS                                                              2,287,772            --           --           --
TRANSFERS IN  (CORPORATE)                                                    --     1,609,263    1,538,564      314,072
DISBURSEMENTS                                                                --    (1,609,263)  (1,538,564)    (314,072)
TRANSFERS OUT (CORPORATE)                                            (2,287,772)           --           --           --
                                                                     ----------   -----------   ----------     --------
ENDING BANK BALANCE                                                          --            --           --           --

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                               3,455,561
CHECKS ISSUED                                                                       1,642,975
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                              2,289,092
CORPORATE DEBIT MEMOS                                                                  52,630
                                                                                  -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                      $ 7,440,258
                                                                                  ===========

OUTSTANDING CHECKS AS OF AUGUST 31                                                    230,658
VOIDED CHECKS OUTSTANDING AS OF AUGUST 31                                              (3,240)
CHECKS ISSUED DURING SEPTEMBER                                                      1,642,975
CHECKS CLEARED DURING SEPTEMBER                                                    (1,609,263)
                                                                                  -----------
OUTSTANDING CHECKS AS OF SEPTEMBER 30 (SEE OUTSTANDING CHECKLIST)                 $   261,130
                                                                                  ===========

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
SEPTEMBER 2005

             VENDOR               TOTAL DISBURSEMENTS
             ------               -------------------
AC CONTROLS CO                        $  1,984.07
ACE INSURANCE                           10,528.78
ACTION MACHINERY                         1,501.86
ADAMS MOTOR CO                             434.59
ADAMS, RICKY O.                             22.00
ADVANCED CARBIDE TOOL                    6,862.25
AEA TECHNOLOGY                             129.15
AERIAL SERVICE AND PARTS INC.              130.62
AETNA U.S. HEALTHCARE                   14,874.78
AFP INDUSTRIES                             784.37
AFS PIEDMONT CHAPTER                       255.00
AGFA NDT, INC                              900.67
AIR PRODUCTS AND CHEMICALS               2,386.75
AIRGAS MID-AMERICA                         931.66
ALABAMA BY-PRODUCTS                    377,407.61
ALLIED WASTE SERVICES #974              28,319.74
ALLOR MFG                                2,022.75
ALLTEL                                     291.13
ALPHA OMEGA RESOURCES                    4,784.10
AMERICAN & OHIO LOCOMOTIVE                  47.69
AMERICAN ELECTRIC MOTORS                 1,088.00
AMERIGAS - LYNCHBURG-MONROE             10,871.60
AMX PERFORMANCE CO                         757.00
APPALACHIAN POWER CO                   179,223.50
APPARATUS REPAIR SERVICES                1,700.00
APPLIED IND. TECHNOLOGIES               12,633.82
APPOMATTOX GLASS & STOREFRONT              194.75
ARAMARK UNIFORM SERVICES                 3,496.64
ARCET EQUIPMENT                          3,124.55
AT&T                                        97.32
AT&T                                       117.64
ATLANTIC COAST TOYOTALIFT               11,277.52
ATL-EAST TAG & LABEL                     1,948.30
ATMOSPHERE ANNEALING                     2,323.97
AUTOCOM MANUFACTURING                  219,386.00
AUTOTECH SYSTEMS                           330.12
BARKER-JENNINGS                          7,845.47
BMG METALS                               3,832.34
BOND, CYNTHIA GALLIER                      461.90
BOULEVARD PROPERTIES                     1,381.25
BOXLEY AGGREGATES                        2,313.39
BRAMMER SAFETY SUPPLY                   11,393.47
BRC COMPANY                              1,950.76
BRENNTAG SOUTHEAST                       2,364.39
C&C TOOL & SUPPLY                          415.99
CAMPBELL COUNTY TREASURER                2,523.85
CAMPBELL-PAYNE                             480.00
CANDLER OIL                             48,332.95
CAPP, INC.                               1,185.34
CARCO INC                                  320.00
CAROLINA FLUID COMPONENTS                  486.46
CARPENTER TIRE CO                        1,588.00
CARTER MACHINERY                         3,722.25
CARTER, JASON                              112.37
CASTROL INDUSTRIAL NA, INC.                674.70
CC METALS & ALLOYS                     149,418.18
CENTRA LAB                                  93.50
CHAMPION CHISEL WORKS                    3,007.04
COLUMBIA GAS                             3,558.34
COMMERICAL STEEL ERECTION                7,042.50
COMPUWARE                                  297.00
CONSUMERS/ DORIN-ADAMS                  22,412.25
CONTROL CORP OF AMERICA                     71.87
CROSS SALES & ENGINEERING                  310.95
CSXT                                     8,289.00
DAVIS, DOUGLAS, JR                         125.90
DELL MARKETING LP                          232.00
DETEK                                    2,033.05

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
SEPTEMBER 2005

             VENDOR               TOTAL DISBURSEMENTS
             ------               -------------------
DICK HARRIS & SON TRUCK                    526.00
DIDION INTERNATIONAL                    40,450.85
DIKE-O-SEAL                              1,389.94
DM&E RAILROAD                           97,079.59
DOMINION METALLURGICAL                   1,942.74
DRS. NEWMAN, BLACKSTOCK                    407.00
EAGLITE CHEMICALS                        1,936.00
ECK SUPPLY                              10,631.09
ECONOMY ENERGY, LLC                    126,000.00
ELECOM INC                                 130.00
ELECTRIC MELTING                         3,514.52
ELECTRONICS REPAIR CENTER                  393.00
ELECTRO-NITE CO                            292.50
ELKEM METALS                            86,847.93
ELY CRANE AND HOIST                     50,415.71
EMLEX CONSTRUCTION                       5,838.11
ENGINEERING CHEMISTRY                    1,677.25
ENTERPRISE                                  35.00
EQUIPMENT MERCHANTS, INTL                6,914.21
ETA ENGINEERING                          7,901.00
EUTECTIC CORPORATION                       370.27
EXCEL TECHNOLOGIES                         150.00
FAMILY SUPPORT REGISTRY                    731.40
FARM SERVICE CO.                            29.70
FEDERAL RESERVE                            550.00
FEI LYNCHBURG #75                          133.42
FERBEE-JOHNSON CO                        8,339.15
FIRE & SAFETY EQUIPMENT                  1,178.12
FMC TECHNOLOGIES                           285.90
FOLEY MATERIAL HANDLING                     59.65
FOSECO                                  55,533.24
FOSTER ELECTRIC CO                         959.95
G E SUPPLY                               2,023.08
G.E. CAPITAL                             7,228.00
GALLS INC.                                 278.05
GAS EQUIPMENT SUPPLY CO                  1,053.97
GENERAL KINEMATICS                      14,690.83
GIVENS, RICHARD                          1,480.00
GLOBE METALLURGICAL                    245,619.00
GLOVER, S. A.                              217.95
H C WADE, SHEET METAL WKS, INC.          6,700.00
HA INTERNATIONAL                        60,220.79
HACH CHEMICAL COMPANY                       57.00
HAJOCA CORPORATION                       1,479.26
HALL BATTERY SUPPLY                        208.00
HARBISON-WALKER REFRACTORIES            12,668.36
HAWKINS-GRAVES, INC                      2,250.00
HELEN P. PARRISH                           207.00
HELWIG CARBON, INC                         117.32
HERAEUS ELECTRO-NITE CO                 15,757.35
HERBERT L. BESKIN                        9,498.64
HERMITAGE AUTOMATION                        69.93
HI TECH MACHINING, LLC                  10,357.28
HILL AND GRIFFITH                       56,230.25
HOPKINS, WILLIAM D                          75.90
HUBBELL INDUSTRIAL CONTROLS                255.60
I.A.M. NATIONAL PENSION FUND             1,602.65
IFS INDUSTRIES                           7,975.00
INDUSTRIAL CONTROLS                         87.12
INDUSTRIAL FILTER MFG                    1,547.18
INDUSTRIAL SUPPLY CORP                  17,482.73
INDUSTRIAL TOOL SERVICES                   311.11
INFORMATION HANDLING SERVICE               833.20
INGERSOLL-RAND CO                        8,069.69
INTERNATIONAL ASSOC                        360.00
INTERSTATE BATTERY                         159.75
IRON AGE CORPORATION                     1,804.14
J.F. DEACON GARAGE                         629.76
JACKSON WANDA K                            496.15

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
SEPTEMBER 2005

                     Vendor                                  Total Disbursements
-------------------------------------------------            -------------------
JAMES D. ENGLISH                                                   14,920.22
JDN LEASING                                                         5,533.76
JEFFERSON GALLERIES                                                 1,581.55
JESUS BARAJAS CARLOS                                               11,022.02
JEVIC                                                                 195.93
JOBE& COMPANY                                                       2,480.44
JOHNSON DIVERSE/DUBOIS                                              3,233.59
KATHRYN'S FLOWER SHOP                                                  57.25
KC ROBOTICS, INC                                                      368.55
KEETER-DIXON-PEARRE                                                   370.00
KELLY SERVICES, INC.                                                  574.40
KENT RUDBECK                                                          480.00
KISER, RONALD G.                                                    3,806.96
LABORATORY CORP. OF AMERICA                                            16.50
LEE VALVE                                                             234.89
LEWIS SYSTEMS INC.                                                  8,438.70
LIFTONE                                                               592.62
LINA                                                                  214.50
LINTERN CORP                                                          441.52
LIVINGSTON AND HAVEN                                                  518.76
LYNCHBURG REGIONAL CHAMBER OF COMMERCE                                589.50
MAGNETEK INDUSTRIAL CONTROLS                                          564.74
MASTER GAGE & TOOL CO                                               1,900.00
MAYBERRY, SUSIE                                                       239.47
MCBRIDE BLACKBURN OPTICIANS                                           181.50
MCMASTER-CARR SUPPLY                                                  442.35
MECHANICAL TECHNOLOGIES                                             3,479.24
MEDICAL ASSOCIATES OF CENTRAL VA                                       20.00
MERCER                                                             16,738.00
MERCER                                                             18,214.00
METAL MARKER MFG                                                    2,173.85
MOORE'S MACHINE CO                                                  8,292.50
MOTION INDUSTRIES                                                   1,417.05
MYRON MANUFACTURING CORP                                              207.02
NATIONAL AUTO PARTS                                                   377.32
NATIONAL MATERIAL TRADING                                         127,899.82
NEWARK INONE                                                           78.97
NORTH AMERICAN MFG CO                                                   1.20
NORTHERN TOOL & EQUIPMENT CO                                          659.98
OMNISOURCE FT WAYNE                                             1,983,865.87
O-N MINERALS JAMES RIVER OPERATIONS                                 8,000.00
PALLETONE OF VA                                                     6,029.10
PAYROLL ISSUED (INCLUDES CORP DISBURSMENTS                      2,289,092.22
PIEDMONT FOUNDRY SUPPLY                                           144,906.22
PORTER WARNER IND                                                  41,211.00
POTOMAC ENVIRONMENTAL                                               2,680.85
PRECISION HYDRAULICS CO                                             7,680.62
PROCESS DEVELOPMENT CORP.                                             945.00
PROFORMA                                                            2,416.23
PROVIDENT LIFE                                                         74.75
PROVIDENT LIFE & ACCIDENT                                           2,200.13
QSI, INC                                                              314.17
R.I. LAMPUS                                                        55,644.24
RADIO COMM. CO                                                        136.00
REBECCA B. CONNELLY                                                   750.00
RED HILL GRINDING WHEEL                                             1,383.58
REI CONSULTANTS                                                     1,781.45
RENO REFRACTORIES                                                   1,353.00
RICHMOND SECURITY SERVICES                                         10,300.86
ROBERTS SINTO CORP                                                    269.55
ROSE OFFICE SYSTEMS                                                   439.00
ROURA IRON WORKS, INC                                                 148.30
RSC                                                                 2,078.85
SAFETY & COMPLIANCE SERVICES                                        3,075.00
SAFETY-KLEEN                                                          792.00
SALEM TOOLS                                                           252.21
SARVER, ROBERT                                                         18.89
SERVICE FIRST                                                         888.54
SHEPHERDS FABRICS & SUPLS                                             128.00

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
SEPTEMBER 2005

                     VENDOR                                  TOTAL DISBURSEMENTS
-------------------------------------------------            -------------------
SMITH SERVICES                                                     20,195.65
SOUTHEAST SERVICE SUPPLY                                            1,695.00
SOUTHEASTERN ENGINEERING SALES                                      4,398.00
SOUTHERN AIR                                                          368.80
SOUTHERN MAINTENANCE SUPPLY                                         3,634.00
SPECIAL K LANDSCAPING                                               3,175.00
SPECIALTY FOUNDRY PRODUCTS                                          7,938.00
SPRAYING SYSTEMS                                                      656.17
STAHL, INC                                                          1,797.34
SUPERIOR GRAPHITE                                                  12,504.38
T K GROUP, INC                                                        180.00
T. H. COMMUNICATIONS                                                  650.00
TEMPLETON'S MKT                                                       419.99
TENNANT COMPANY                                                       587.70
THE MASA CORP                                                       3,412.35
THE ORTHOPAEDIC CENTER OF CENTRAL VIRGINIA, INC.                      565.05
THERMO ELECTRON SCIENTIFIC                                            420.18
THOMPSON TRUCKING                                                  49,037.26
TICE - ANDERSON, PATSY                                                699.28
TIME TECHNOLOGIES                                                      81.12
TOMLIN, LINDA                                                         105.61
TRANSMAN                                                           23,352.69
TREASURER OF THE COMMONWEALTH OF VIRGINIA                             869.00
TREASURER OF VA                                                    20,389.30
TREASURER OF VIRGINIA DIV. OF SUPPORT ENFORCEMENT                   4,038.94
TRENT, CAROLYN F.                                                     134.01
TRUCK BODY CORPORATION                                                  7.48
TUSCOLA SAGINAW BAY RAILWAY                                        40,587.68
UMETCO INC                                                         61,742.16
UNITED HYDRAULICS INC                                              13,614.69
UNITED WAY OF CENTRAL VA                                            2,499.85
VA CAROLINA BELTING                                                 8,590.34
VA DEPT OF TAX                                                      1,461.13
VA FLUID POWER                                                        792.00
VALLEY FASTENERS                                                    2,685.22
VERIZON                                                             2,512.00
VIRGINIA CAROLINA CONTROLS                                            297.20
VIRGINIA GEOTECHNICAL SERVICES                                      2,257.64
VWR SCIENTIFIC                                                        254.96
WEBER MARKING SYSTEMS                                               1,551.23
WENDT DUNNINGTON                                                      557.83
WEXFORD SAND COMPANY                                               31,600.00
WHEELABRATOR                                                       10,460.83
WHEELABRATOR ABRASIVES                                             60,910.00
WIGGINGTON RD FAMILY PRACTICE                                         437.00
WILEY & WILSON                                                      2,190.00
WILLIAMS, CLARENCE                                                 10,082.16
WILLIAMSON & WILMER                                                   138.86
WILLIAMSON, CHARLIE C.                                                464.27
WILSON TRUCKING                                                        54.74
WOMEN'S HEALTH SERVICES                                               303.08
WOODS, ROGERS                                                       1,419.20
WOODS, ROGERS                                                       2,975.91
WOODS, ROGERS                                                         867.00
WOOLDRIDGE HEATING & AIR                                            8,275.00
XEROX CORPORATION                                                   1,647.32
XPEDX                                                               6,110.11
                                                               -------------
                                                               $7,440,258.05

LYNCHBURG FOUNDRY
CASE NO. 04-67606
AT OF 9/30/05

ARCHER CREEK - BANK RECONCILIATION

Bank Balance                                                        $        --

Outstanding AP Checks                                                261,130.37
Outstanding PR Checks                                                205,497.64
Misc Reconciling Items Adjusted in October.                             (238.66)
                                                                    -----------
                                                                     466,389.35
Unadjusted GL Balance                                                466,389.35
                                                                    -----------
Difference                                                          $        --
                                                                    ===========

ARCHER CREEK
OUTSTANDING CHECKS
CASE NO. 04-67606

   DATE      CHECK   OUTSTANDING
   ----      -----   -----------
 10/8/2004   15418   $     28.35
 10/8/2004   15419         85.61
 10/8/2004   15421         28.35
10/11/2004   15430         52.67
10/14/2004   15447         42.76
10/15/2004   15452        296.64
10/22/2004   15555         48.50
  7/5/2005   21092        860.16
 7/22/2005   21511        120.00
  8/9/2005   21899          9.27
  8/9/2005   21900        178.00
  8/9/2005   21901          7.39
 8/26/2005   22322        335.21
  9/2/2005   22492        238.66
  9/6/2005   22549        649.44
  9/8/2005   22563        195.93
  9/9/2005   22639        303.08
  9/9/2005   22657        455.88
  9/9/2005   22658         15.00
  9/9/2005   22662        182.00
 9/13/2005   22717      2,328.48
 9/13/2005   22718      2,015.64
 9/15/2005   22797      2,174.40
 9/20/2005   22851         31.30
 9/20/2005   22852         16.39
 9/20/2005   22857        384.62
 9/20/2005   22858         22.72
 9/20/2005   22868      1,564.00
 9/20/2005   22869         12.69
 9/21/2005   22884        234.15
 9/21/2005   22885         20.02
 9/23/2005   22888        184.01
 9/23/2005   22908      1,053.97
 9/23/2005   22910         75.90
 9/23/2005   22912         29.40
 9/23/2005   22913         18.89
 9/23/2005   22914        306.42
 9/23/2005   22918      2,763.00
 9/23/2005   22922        277.56
 9/23/2005   22923         12.50
 9/23/2005   22924        321.20
 9/23/2005   22925         10.50
 9/23/2005   22926        598.73
 9/23/2005   22927         63.27
 9/23/2005   22928         58.00
 9/23/2005   22936        160.00
 9/23/2005   22937        282.20
 9/23/2005   22938         15.00
 9/23/2005   22939        254.00
 9/26/2005   22940         21.12
 9/27/2005   22944        370.27
 9/27/2005   22945      2,763.00
 9/28/2005   22946         69.93
 9/28/2005   22948     20,580.00
 9/28/2005   22949        480.00
 9/28/2005   22950        207.02
 9/29/2005   22956        361.87
 9/29/2005   22957      1,105.00
 9/29/2005   22958      4,070.30
 9/29/2005   22959        354.90
 9/29/2005   22960        583.65
 9/29/2005   22961        292.62
 9/29/2005   22962      1,664.16
 9/29/2005   22963        240.81
 9/29/2005   22964        583.88
 9/29/2005   22965      1,344.06
 9/29/2005   22966        555.00
 9/29/2005   22967        330.12
 9/29/2005   22968        919.10
 9/29/2005   22969      1,364.40
 9/29/2005   22970         10.66
 9/29/2005   22971        673.33
 9/29/2005   22972        130.00
 9/29/2005   22973        292.50
 9/29/2005   22974      7,901.00
 9/29/2005   22975        217.40
 9/29/2005   22976        544.32
 9/29/2005   22977         57.00
 9/29/2005   22978      5,956.85
 9/29/2005   22979     13,053.99
 9/29/2005   22980      7,975.00
 9/29/2005   22981      1,547.18
 9/29/2005   22982      3,717.57
 9/29/2005   22983      1,977.50
 9/29/2005   22984        574.40
 9/29/2005   22985      1,953.95
 9/29/2005   22986        441.52
 9/29/2005   22987          9.74
 9/29/2005   22988        179.46
 9/29/2005   22989        294.00
 9/29/2005   22990          1.20
 9/29/2005   22991         83.93
 9/29/2005   22992     15,634.08
 9/29/2005   22993        136.00
 9/29/2005   22994      1,080.00
 9/29/2005   22995      1,451.45
 9/29/2005   22996      1,353.00
 9/29/2005   22997         38.27
 9/29/2005   22998        888.54
 9/29/2005   22999      1,739.84
 9/29/2005   23000      1,797.34
 9/29/2005   23001        587.70
 9/29/2005   23002        166.42
 9/29/2005   23003        210.00
 9/29/2005   23004      3,250.01
 9/29/2005   23005      1,011.14
 9/29/2005   23006        279.00
 9/29/2005   23007      1,161.98
 9/29/2005   23008        117.64
 9/29/2005   23009         93.50
 9/29/2005   23010      2,469.75
 9/29/2005   23011        392.86
 9/29/2005   23013        382.50
 9/29/2005   23014         11.29
 9/29/2005   23015         98.36
 9/29/2005   23016        202.22
 9/29/2005   23017        142.27
 9/29/2005   23018         54.78
 9/29/2005   23019          3.94
 9/29/2005   23020        500.28
 9/29/2005   23021          4.49
 9/29/2005   23022     49,228.67
 9/29/2005   23023        286.31
 9/29/2005   23024        194.68
 9/29/2005   23025      2,015.64
 9/30/2005   23026         54.12
 9/30/2005   23027         57.08
 9/30/2005   23028         82.84
 9/30/2005   23034        434.59
 9/30/2005   23035        350.00
 9/30/2005   23036        520.00
 9/30/2005   23037         59.50
 9/30/2005   23038         22.00
 9/30/2005   23039      2,532.00
 9/30/2005   23040         92.38
 9/30/2005   23041        112.37
 9/30/2005   23042        146.28
 9/30/2005   23043        207.00
 9/30/2005   23044      9,498.64
 9/30/2005   23045         99.23
 9/30/2005   23046     14,920.22
 9/30/2005   23047        214.50
 9/30/2005   23048      2,200.13
 9/30/2005   23049        750.00
 9/30/2005   23050        565.05
 9/30/2005   23051        105.61
 9/30/2005   23052      3,820.29
 9/30/2005   23053         50.00
 9/30/2005   23054      3,537.60
 9/30/2005   23055        464.27
 9/30/2005   23056        668.83
 9/30/2005   23057        484.90
 9/30/2005   23058        381.40
 9/30/2005   23059        925.00
 9/30/2005   23060        126.75
 9/30/2005   23061        493.57
 9/30/2005   23062        178.92
 9/30/2005   23063        171.40
 9/30/2005   23064        286.04
 9/30/2005   23065        250.00
 9/30/2005   23066      2,415.30
 9/30/2005   23067        265.93
 9/30/2005   23068         15.00
 9/30/2005   23069        145.08
 9/30/2005   23070          6.32
 9/30/2005   23071         89.36
 9/30/2005   23072         49.50
 9/30/2005   23073        167.75
 9/30/2005   23074      2,332.10
 9/30/2005   23075     18,522.00
                     -----------
                     $261,130.37
                     ===========

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS: MONTHLY CASH STATEMENT
MONTH ENDED 9/30/2005

                                                    CASE NO. 04-67606
                                         LYNCHBURG FOUNDRIES - (RADFORD FOUNDRY)
                                         ---------------------------------------
TOTAL DISBURSEMENTS
   (CORPORATE DEBIT MEMOS)                                $5,824

Radford's payroll is consolidated with the Corporate payroll due to immateriality.

Radford's disbursements are paid and allocated by Corporate.

Radford had no active bank accounts during the current month.

RADFORD FOUNDRY                                                CASE NO. 04-67606
CASH DISBURSEMENTS
SEPTEMBER 2005

         VENDOR                                              TOTAL DISBURSEMENTS
         ------                                              -------------------
AETNA                                                             $  103.58
CITY OF RADFORD                                                    4,700.26
CORPORATE TAX MANAGEMENT                                             950.00
NORFOLK SOUTHERN                                                      25.00
PROVIDENT LIFE                                                        45.51
                                                                  ---------
                                                                  $5,824.35

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: LYNCHBURG FOUNDRY, INC.   Capacity: ___ Shareholder
      Case Number:  04-67606              ___ Officer
                                          ___ Director
                                          ___ Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly   or   Monthly

                                 ______        _______

CURRENT BENEFITS PAID:           Weekly   or   Monthly

   Health Insurance              ______        _______

   Life Insurance                ______        _______

   Retirement                    ______        _______

   Company Vehicle               ______        _______

   Entertainment                 ______        _______

   Travel                        ______        _______

   Other Benefits                ______        _______

   Total Benefits                ______        _______

CURRENT OTHER BENEFITS PAID:     Weekly   or   Monthly

   Rent Paid                     ______        _______

   Loans                         ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Total Other Payments          ______        _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly   or   Monthly

                                 ______        $0

Dated: OCTOBER 20, 2005


                                        ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Lynchburg Foundry, Inc.
                                                           Case Number: 04-67606

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE         CARRIER          POLICY PERIOD
--------------------   --------------   ------------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                        )
INTERMET CORPORATION, ET AL   )   CASE NO: 04-67608
                              )   Chapter 11
                              )   Judge: Marci B. McIvor
NORTHERN CASTINGS CORP.       )
                     Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: OCTOBER 20, 2005                 /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp and Subsidiaries
Operating Statement
For the Month Ended 9-30-05
($000's)

                                                 CASE #04-67608
                                                    NORTHERN
                                                    CASTINGS
                                       ----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   ------------------
Net Sales                                  1,661             19,162

Cost of Goods Sold

Materials and Freight                        530              4,853
Wages - Hourly                               314              3,018
Wages-Salary                                  98              1,025
Employee Benefits and Pension                 96              1,335
Repairs & Maintenance                         63              1,040
Supplies                                      94              1,181
Utilities                                    135              1,676
Purchased Components/Services                 84              1,005
Income(loss) from Pattern Sales               --               (191)
Fixed Asset - (gain/loss)                     --                 --
MIS Expense                                    4                137
Travel & Entertainment                         2                 27
Other Variable Costs                         (33)               437
Depreciation & Amortization                   80                529
Other Allocated Fixed Costs                   --                 --
Other Fixed Costs                             18                277
                                           -----             ------
Cost of Goods Sold                         1,485             16,349
Gross Profit                                 176              2,813
Plant SG&A Expense                            --                 (3)
SG&A Expense - Allocation (Sched 1)           51                598
Other Operating Expenses                      --                 --
                                           -----             ------
Total Operating Expenses                      51                595

Operating Profit                             125              2,218

Outside Interest Income                       --                 --
Outside Interest (Expense)                    --                 --
Intercompany Interest Income                  --                 --
Intercompany Interest (Expense)              (32)              (242)
Charges (From) Affiliates                     --                 --
Charges To Affiliates                         --                 --
Gain/(Loss) On Sales Of Assets                --                 --
Outside Dividend Income                       --                 --
Foreign Exchange Gain/(Loss)                  --                 --
Income/Loss From European Operations          --                 --
Other Income/(Expense)                        --                 --
                                           -----             ------
Total Non-Operating Expenses                 (32)              (242)

Income Before Income Taxes                    93              1,976

Income Tax Expense                            --                  4
                                           -----             ------
Net Income                                    93              1,972
                                           =====             ======

Intermet Corp. and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                    September
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                       September
                                                                       ---------
Officer Compensation                                                    $  189
Salary Expense other Employees                                             949
Employee Benefits and Pension                                             (166)
Payroll Taxes                                                               49
Other Taxes                                                                 (1)
Rent and Lease Expense                                                     203
Interest Expense
Insurance                                                                   54
Automobile and Truck Expense                                                11
Utilities(Gas Electric,Phone)                                               51
Depreciation                                                                87
Travel and Entertainment                                                   155
Repairs and Maintenance                                                     40
Advertising/Promotion                                                        0
Supplies, Office Expense                                                    33

OTHER:
Contributions                                                                0
Professional Fees - Audit/Tax                                              350
Bank Fees                                                                    0
Public Reporting Fees                                                     (100)
Employee Relocation/Training                                                 5
Data Processing                                                             25
Dues and Subscriptions                                                      12
Outside Services                                                           245
Project Development Costs net of Billings                                   19
Director Fees                                                               25
Miscellaneous                                                                1
Legal Fees                                                                  26
Cost Allocation - Europe                                                   (78)
Cost Allocation - Out                                                     (204)
                                                                        ------
                                                                        $1,979
                                                                        ======

Allocation:

Wagner Castings                                                            191
Northern Castings                                                           51
Ironton Iron                                                                 0
Lynchburg Foundry                                                          193
Columbus Foundry                                                           313
Wagner Havana                                                                0
Intermet U.S. Holdings                                                     261
Cast-Matic Corp.                                                            82
Diversified Diemakers                                                      257
Ganton Technologies                                                        168
Tool Products                                                              137
Corporate                                                                  327
                                                                        ------
Total                                                                   $1,979
                                                                        ======

Intermet Corp.and Subsidiaries
Balance Sheet as on 09-30-05
($000's)

                                                                  CASE #04-67608
                                                                     NORTHERN
                                                                     CASTINGS
                                                                  --------------
Cash And Equivalents                                                 $     --
Accounts Receivable                                                     2,843
Short-Term Intercompany Receivables                                        26
Inventories                                                             1,067
Other Current Assets                                                        3
                                                                     --------
   TOTAL CURRENT ASSETS                                                 3,939

Land and Buildings                                                      2,266
Machinery & Equipment                                                   9,628
Construction In Progress                                                4,315
                                                                     --------
   Total Fixed Assets                                                  16,209
Accumulated Depreciation                                              (10,297)
                                                                     --------
   NET FIXED ASSETS                                                     5,912

Investment In Subsidiaries                                                 --
Investment In European Operations                                          --
Long-Term Intercompany Receivables                                      8,074
Deferred Taxes, Long-Term Asset                                            --
Other Assets                                                              107
                                                                     --------
   TOTAL ASSETS                                                      $ 18,032
                                                                     ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                     $    896
Wages and Salaries (See schedule)                                          66
Taxes Payable - (See schedule)                                            172
                                                                     --------
   TOTAL POST PETITION LIABILITIES                                      1,134

SECURED LIABILITIES:
SECURED DEBT                                                               --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
Accrued Income Taxes                                                       --
Accrued Tax - State                                                        --
Accrued Property Taxes                                                     --
Accrued Workers Comp.                                                      34
Accrued Payroll                                                            --
Accrued Payroll Taxes                                                      --
                                                                     --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                 34

UNSECURED LIABILITIES
Accounts Payable                                                        1,661
Senior & IDR Bonds                                                         --
                                                                     --------
TOTAL UNSECURED LIABILITIES                                             1,661

OTHER LIABILITIES
Accrued Liabilities                                                       307
Short-Term Intercompany Payables                                            4
Retirement Benefits                                                        --
Deferred Taxes - Long-Term Liability                                       --
Other Long-Term Liabilities                                                --
Long-Term Intercompany Payables                                            --
Minority Interest                                                          --
                                                                     --------
TOTAL LIABILITIES                                                       3,140

Common Stock                                                               --
Capital In Excess Of Par Value                                          1,800
Retained Earnings - Prepetition                                        11,120
Retained Earnings - Post Petition                                       1,972
Equity In European Operations
Accumulated Translation Adjustment                                         --
Minimum Pension Liability Adjustment                                       --
Unearned Restricted Stock                                                  --
                                                                     --------
TOTAL SHAREHOLDER EQUITY                                               14,892
                                                                     --------
TOTAL LIABILITIES AND EQUITY                                         $ 18,032
                                                                     ========

PERIOD ENDED: 09-30-05      NORTHERN CASTINGS CORP.               CASE #04-67608

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                              Balance
                                       as of     Accrued /   Payments /     as of
                                      8/31/05     Withheld   Deposits      9/30/05
                                     ---------   ---------   ----------   ---------
Income tax withheld: Federal         ($  8,894)  ($ 46,224)   $ 49,902    ($  5,216)
Income tax withheld: State              (4,111)    (19,865)     21,511       (2,466)
Income tax withheld: Local                   0           0           0            0
FICA Withheld                           (7,793)    (34,201)     37,324       (4,670)
Employers FICA                          (7,498)    (25,227)     28,349       (4,376)
Unemployment Tax: Federal                1,429      (2,694)          0       (1,265)
Unemployment Tax: State                      0           0           0            0
All Other Payroll W/H                        0           0           0            0

State Taxes: Inc./Sales/Use/Excise     (30,267)    (23,978)          0      (54,245)
Property Taxes                         (42,131)     (2,000)          0      (44,131)

Workers Compensation                    (5,584)    (50,070)          0      (55,654)
                                     ---------   ---------    --------    ---------
Total                                ($104,850)  ($204,259)   $137,086    ($172,022)

Wages and Salaries                     (87,625)   (709,567)    731,332      (65,861)
                                     ---------   ---------    --------    ---------
Grand Total                          ($192,475)  ($913,826)   $868,418    ($237,883)
                                     =========   =========    ========    =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total      0-30 Days   30-60 Days   Over 60 Days
----------------------------   ----------   ----------   ----------   ------------
Accounts Payable               $  896,345   $  913,005    $      0     ($16,660)
Accounts Receivable            $2,804,032   $2,377,032    $111,000      $316,000

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 9/30/2005

                                                                                  CASE # 04-67608
                                                                            NORTHERN CASTINGS (HIBBING)
                                                               ----------------------------------------------------
                        ACCOUNT TYPE                             DEPOSIT         AP       PR (HOURLY)   PR (SALARY)
                          ACCOUNT #                            5401086458    2770716435    2770716427    2770716682
                            BANK                               Stan. Fed.    Stan. Fed.    Stan. Fed.    Stan. Fed.
------------------------------------------------------------   ----------   -----------   -----------   -----------
BEGINNING BANK BALANCE                                                 --            --           --            --
RECEIPTS                                                               --            --           --            --
TRANSFERS IN (CORPORATE)                                        1,254,272     1,008,825      375,607        85,180
DISBURSEMENTS                                                          --    (1,008,825)    (375,607)      (85,180)
TRANSFERS OUT (CORPORATE)                                      (1,254,272)           --           --            --
                                                               ----------   -----------   -----------   -----------
ENDING BANK BALANCE                                                    --            --           --            --

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                           497,620
CHECKS ISSUED                                                                   833,536
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                          500,985
CORPORATE DEBIT MEMOS                                                             8,053
                                                                            ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                $ 1,840,193
                                                                            ==========

OUTSTANDING CHECKS AS OF AUGUST 31                                              291,995
VOIDED CHECKS OUTSTANDING AS OF AUGUST 31                                           --
CHECKS ISSUED DURING SEPTEMBER                                                  833,536
CHECKS CLEARED DURING SEPTEMBER                                              (1,008,825)
                                                                            ----------
OUTSTANDING CHECKS AS OF SEPTEMBER 30 (SEE OUTSTANDING CHECK                $   116,707
                                                                            ==========

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
SEPTEMBER 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
3 RIVERS                                                         $ 13,253.99
ACE INSURANCE                                                       7,122.76
AETNA US HEALTHCARE                                                 1,491.04
AIR HYDRAULICS                                                        649.07
AIRGAS                                                              2,446.36
ALAN QUICK                                                            400.32
ALTER TRADING                                                      55,897.25
AMERICAN COLLOID                                                    3,451.08
AMERIPRIDE LINEN                                                      833.93
ANDERSON CRANE                                                      2,656.77
B& R ENG                                                            1,746.90
B&R ENGINEERING                                                    12,155.88
BALDWIN SUPPLY                                                      2,396.35
BEAR COUNTRY                                                        1,330.00
BEHR METALS                                                       339,570.00
BOB SCOFIELD                                                       12,550.00
BRUCE DUMOND                                                          700.00
BRUCE SMITH                                                         2,106.00
CARPENTER BROS                                                      1,238.40
CARQUEST                                                               50.28
CAST CORP                                                          58,906.00
CHILD SUPPORT                                                       2,541.70
COBB COOK                                                              35.15
COLLECTION BUREAU                                                      66.99
CRANE PRO                                                           1,130.00
DISA                                                                2,747.23
DIXIE                                                               2,007.69
DVS                                                                    39.50
DYNAMIC AIR                                                         1,392.80
ELKEM METALS, INC.                                                 48,859.66
EMSCO                                                               1,628.00
ENTERPRISE                                                             35.00
EXPRESS PRINT                                                          90.53
FASTENAL COMP                                                         805.00
GEARY'S GROCERY                                                        70.40
GIL-MAR                                                             2,929.72
GMP LOCAL 21B                                                       1,235.50
GREAT WESTERN                                                       4,827.75
HERAEUS                                                               589.44
HI TEMP                                                             9,453.84
HIBBING PARK HOTEL                                                  5,611.82
HIBBING SALVAGE                                                     3,259.88
HI-TEMP                                                             4,272.22
HR DIRECT                                                           9,865.91
HYDRAULICS                                                             58.95
HYTEST SAFETY                                                         209.23
INFORMATION HANDLING SERVICES                                         833.20
IRON AGE                                                               95.56
J.N. JOHNSON                                                          415.74
JANASHAK PAT                                                           32.23
JIM THUNE                                                           2,078.74
KAMAN INDUSTRIAL                                                    1,304.63
KEN BUCKLEY                                                         7,700.00
KOINS                                                               6,975.32
LARPEN METALL                                                      15,268.50
LINA                                                                    8.00
MARK LUCARELLI                                                      1,529.25
MAX GRAY                                                           77,219.00
MCMASTER CARR                                                         528.50
METOKOTE                                                            8,103.08
MIDTOWN MACHINE                                                       403.64
MIDWEST COMPT                                                         234.25
MILLER & CO.                                                       18,408.94
MINNESOTA DEPT OF CHI                                                 773.00
MINNESOTA IND                                                       5,968.90
MINNESOTA POWER                                                    95,566.44
MISC  OTHER                                                           823.25
MN CHILD SUPPORT                                                    2,629.76

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
SEPTEMBER 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
MN DEPT CHILD                                                          773.00
MN DEPT OF REV                                                         550.33
NEW CASTLE                                                           2,970.89
NORTH STAR                                                             824.42
NORTHERN TECH                                                        1,854.52
OCCUPATIONAL                                                         1,950.00
OMNIDYNE                                                               214.63
P&H MINE PRO                                                         2,021.44
PAYROLL ISSUED (INCLUDES CORP DISBURSMENTS)                        500,984.77
PITNEY BOWES                                                           250.00
PLAN IT TRAVEL                                                       1,116.48
PMR, INC                                                             1,778.00
POSTMASTER                                                              50.00
PROVIDENT INSURANCE                                                    362.58
PROVIDENT LIFE                                                          61.75
PUC                                                                  2,776.72
RADKO                                                                5,867.52
RADOTICH                                                            83,201.00
RANGE AUTO                                                              44.41
RANGE BUILDING                                                       1,166.18
RANGE EQUIP                                                          1,759.85
RANGE SEPTIC                                                           400.00
RANGE STEEL                                                          2,925.56
RC FABRICATORS                                                         105.00
RCB COLLECTIONS                                                        289.18
ROGER RASK                                                           1,264.00
SAFETY SIGN COMPANY                                                    105.04
SECURITAS                                                            2,012.85
SIC                                                                  2,279.94
SIM SUPPLY                                                             201.80
ST. LOUIS COUNTY                                                     4,000.00
STANCO PRODUCTS                                                        897.69
STEEL FABRICATORS                                                    2,119.35
SULLIVAN CANDY                                                         588.30
TOWN & CNTRY                                                       285,783.00
TRANS MAN LOGISTICS, INC.                                           10,537.73
TRIMARK IND                                                          2,244.09
TRITEC OF MN                                                         6,707.20
TWIN PORTS PIZZA                                                       555.00
UESCO CRANES                                                           658.89
UNIMIN CORPORATION                                                  17,000.00
VESUVIUS                                                             7,346.16
VICKERS                                                              8,362.28
YALE MATERIALS                                                       1,615.63
                                                                -------------
                                                                $1,840,193.40

NORTHERN CASTINGS CORP
CASE NO. 04-67608
AT OF 9/30/05

HIBBING - BANK RECONCILIATION
Bank Balance                                                        $        --
Actual Outstanding Checks                                            116,707.06
                                                                      (5,907.00)
                                                                    -----------
                                                                     110,800.06
Unadjusted GL Balance                                                110,800.06
                                                                    -----------
Difference                                                          $        --
                                                                    ===========

NORTHERN CASTINGS CORP
OUTSTANDING CHECKS
CASE NO. 04-67608

   DATE     CHECK   OUTSTANDING
   ----     -----   -----------
8/22/2005   77577   $     32.70
8/31/2005   77613         65.82
9/12/2005   77740        801.25
9/15/2005   77794      1,817.00
9/19/2005   77803        658.89
9/22/2005   77808        954.25
9/22/2005   77814        801.25
9/28/2005   77820        362.58
9/28/2005   77821      1,412.84
9/28/2005   77823      3,721.69
9/28/2005   77824      2,776.72
9/28/2005   77825     95,566.44
9/28/2005   77826      4,966.21
9/28/2005   77828        250.00
9/29/2005   77829         50.00
9/30/2005   77830         66.99
9/30/2005   77831        122.49
9/30/2005   77832      2,279.94
                    -----------
                    $116,707.06
                    ===========

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: NORTHERN CASTINGS CORP.   Capacity: ___ Shareholder
      Case Number:  04-67608              ___ Officer
                                          ___ Director
                                          ___ Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______         _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0


Dated: OCTOBER 20, 2005                 ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Northern Castings Corp.
                                                           Case Number: 04-67608

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE         CARRIER          POLICY PERIOD
--------------         --------------   ------------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                      )
INTERMET CORPORATION, ET AL )   CASE NO: 04-67613
                            )   Chapter 11
                            )   Judge: Marci B. McIvor
SUDBURY, INC.               )
                     Debtor )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: OCTOBER 20, 2005                 /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp and Subsidiaries
Operating Statement
For the Month Ended 9-30-05
($000's)

                                                 CASE # 04-67613
                                                     SUDBURY
                                                      INC.
                                       ----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   ------------------
Net Sales                                    --                  --

Cost of Goods Sold
Materials and Freight                        --                  --
Wages - Hourly                               --                  --
Wages-Salary                                 --                  --
Employee Benefits and Pension                --                  --
Repairs & Maintenance                        --                  --
Supplies                                     --                  --
Utilities                                    --                  --
Purchased Components/Services                --                  --
Income(loss) from Pattern Sales              --                  --
Fixed Asset - (gain/loss)                    --                  --
MIS Expense                                  --                  --
Travel & Entertainment                       --                  --
Other Variable Costs                         --                  --
Depreciation & Amortization                  --                 177
Other Allocated Fixed Costs                  --                  --
Other Fixed Costs                            --                  (1)
                                            ---             -------
Cost of Goods Sold                           --                 176

Gross Profit                                 --                (176)

Plant SG&A Expense                           --                  --

SG&A Expense - Allocation (Sched 1)          --                  --
Other Operating Expenses                     --              62,559
                                            ---             -------
Total Operating Expenses                     --              62,559

Operating Profit                             --             (62,735)

Outside Interest Income                      --                  --
Outside Interest (Expense)                   --                  --
Intercompany Interest Income                 --                  --
Intercompany Interest (Expense)              --                 (13)
Charges (From) Affiliates                    --                  --
Charges To Affiliates                        --                  --
Gain/(Loss) On Sales Of Assets               --                  --
Outside Dividend Income                      --                  --
Foreign Exchange Gain/(Loss)                 --                  --
Income/Loss From European Operations         --                  --
Other Income/(Expense)                       --                  --
                                            ---             -------
Total Non-Operating Expenses                 --                 (13)

Income Before Income Taxes                   --             (62,748)

Income Tax Expense                           --                  --
                                            ---             -------
Net Income                                   --             (62,748)
                                            ===             =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                    September
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            September
                                            ---------
Officer Compensation                         $  189
Salary Expense other Employees                  949
Employee Benefits and Pension                  (166)
Payroll Taxes                                    49
Other Taxes                                      (1)
Rent and Lease Expense                          203
Interest Expense
Insurance                                        54
Automobile and Truck Expense                     11
Utilities(Gas Electric,Phone)                    51
Depreciation                                     87
Travel and Entertainment                        155
Repairs and Maintenance                          40
Advertising/Promotion                             0
Supplies, Office Expense                         33

OTHER:
Contributions                                     0
Professional Fees - Audit/Tax                   350
Bank Fees                                         0
Public Reporting Fees                          (100)
Employee Relocation/Training                      5
Data Processing                                  25
Dues and Subscriptions                           12
Outside Services                                245
Project Development Costs net of Billings        19
Director Fees                                    25
Miscellaneous                                     1
Legal Fees                                       26
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (204)
                                             ------
                                             $1,979
                                             ======

Allocation:

Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       327
                                             ------
Total                                        $1,979
                                             ======

Intermet Corp and Subsidiaries
Balance Sheet as of 09-30-05
($000's)

                                             CASE # 04-67613
                                               SUDBURY INC.
                                             ---------------
Cash And Equivalents                            $     --
Accounts Receivable                                    7
Short-Term Intercompany Receivables                   --
Inventories                                           --
Other Current Assets                                  --
                                                --------
   TOTAL CURRENT ASSETS                                7
Land and Buildings                                (2,077)
Machinery & Equipment                            (23,412)
Construction In Progress                              --
                                                --------
Total Fixed Assets                               (25,489)
Accumulated Depreciation                          25,489
                                                --------
   NET FIXED ASSETS                                   --
Investment In Subsidiaries                            --
Investment In European Operations                     --
Long-Term Intercompany Receivables                12,860
Deferred Taxes, Long-Term Asset                       --
Other Assets                                          77
                                                --------
   TOTAL ASSETS                                 $ 12,944
                                                ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                $     --
Wages and Salaries  (See schedule)                    --
Taxes Payable - (See schedule)                        --
                                                --------
   TOTAL POST PETITION LIABILITIES
                                                --------
SECURED LIABILITIES:
SECURED DEBT                                          --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                           (2,031)
   Accrued Tax - State                                --
   Accrued Property Taxes                             --
   Accrued Workers Comp                               --
   Accrued Payroll                                    --
Accrued Payroll Taxes                                 --
                                                --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES        (2,031)

UNSECURED LIABILITIES
Accounts Payable                                       2
Senior & IDR Bonds                                    --
                                                --------
TOTAL UNSECURED LIABILITIES                            2

OTHER LIABILITIES
Accrued Liabilities                                   49
Short-Term Intercompany Payables                      --

   Retirement Benefits                                --
   Deferred Taxes - Long-Term Liability               --
   Other Long-Term Liabilities                        --
   Long-Term Intercompany Payables                64,312
   Minority Interest                                  --
                                                --------
   TOTAL LIABILITIES                              62,332

   Common Stock                                       --
   Capital In Excess Of Par Value                 86,100
Retained Earnings - Prepetition                  (72,740)
Retained Earnings - Post Petition                (62,748)
Equity In European Operations                         --
   Accumulated Translation Adjustment                 --
   Minimum Pension Liability Adjustment               --
   Unearned Restricted Stock                          --
                                                --------
TOTAL SHAREHOLDER EQUITY                         (49,388)
                                                --------
   TOTAL LIABILITIES AND EQUITY                 $ 12,944
                                                ========

PERIOD ENDED: 09-30-05                                            CASE #04-67613

                                  SUDBURY INC.

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                               Balance
                                        as of     Accrued /   Payments /      as of
                                     08/31/2005    Withheld    Deposits    09/30/2005
                                     ----------   ---------   ----------   ----------
Income tax withheld: Federal             $0           $0          $0           $0
Income tax withheld: State               $0           $0          $0           $0
Income tax withheld: Local               $0           $0          $0           $0
FICA Withheld                            $0           $0          $0           $0
Employers FICA                           $0           $0          $0           $0
Unemployment Tax: Federal                $0           $0          $0           $0
Unemployment Tax: State                  $0           $0          $0           $0
All Other Payroll W/H                    $0           $0          $0           $0
                                         $0           $0          $0           $0
State Taxes: Inc./Sales/Use/Excise       $0           $0          $0           $0
Property Taxes                           $0           $0          $0           $0
                                                                               $0
Workers Compensation                      0            0           0            0
                                        ---          ---         ---          ---
Total                                    $0           $0          $0           $0
Wages and Salaries                        0            0           0            0
                                        ---          ---         ---          ---
Grand Total                              $0           $0          $0           $0
                                        ===          ===         ===          ===

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   0-30 Days   30-60 Days   Over 60 Days
----------------------------   ---------   ----------   ------------
Accounts Payable                   $0          $0          $    0
Accounts Receivable                $0          $0          $7,000

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS: MONTHLY CASH STATEMENT
MONTH ENDED 9/30/2005

                                                 CASE # 04-67613
                                                  SUDBURY, INC.
                                                 ---------------


Subbury's had no active bank accounts during the current month.

Sudbury is allocated no debit memos.

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: SUDBURY, INC.           Capacity: ___ Shareholder
      Case Number: 04-67613             ___ Officer
                                        ___ Director
                                        ___ Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly   or   Monthly

                                 ______        _______

CURRENT BENEFITS PAID:           Weekly   or   Monthly

   Health Insurance              ______        _______

   Life Insurance                ______        _______

   Retirement                    ______        _______

   Company Vehicle               ______        _______

   Entertainment                 ______        _______

   Travel                        ______        _______

   Other Benefits                ______        _______

   Total Benefits                ______        _______

CURRENT OTHER BENEFITS PAID:     Weekly   or   Monthly

   Rent Paid                     ______        _______

   Loans                         ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Total Other Payments          ______        _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly   or   Monthly

                                 ______        $0


Dated: OCTOBER 20, 2005                 ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                                   Sudbury, Inc.
                                                           Case Number: 04-67613

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE             CARRIER         POLICY PERIOD
--------------         --------------   ------------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                      )
INTERMET CORPORATION, ET AL )   CASE NO: 04-67602
                            )   Chapter 11
                            )   Judge: Marci B. McIvor
SUDM, INC.                  )
                     Debtor )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: OCTOBER 20, 2005                 /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

                             MONTHLY CASH STATEMENT

                        Period Ending: SEPTEMBER 30, 2005

                                                                      SUDM, INC.
                                                          Case Number:  04-67602

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                General   Payroll    Tax    Cash Coll.   Petty Cash
                                 Acct.     Acct.    Acct.      Acct.        Acct.
                                -------   -------   -----   ----------   ----------
A. Beginning Balance             _____     _____    _____      _____        _____

B. Receipts                      _____     _____    _____      _____        _____
   (Attach separate schedule)

C. Balance Available             _____     _____    _____      _____        _____
   (A+B)

D. Less Disbursements            _____     _____    _____      _____        _____
   (Attach separate schedule)

E. Ending Balance                  ALL ACTIVITY FOR SUDM, INC. IS REPORTED IN THE
   (C-D)                           CONSOLIDATED COLUMBUS FOUNDRY OPERATING REPORT
                                                 (CASE #04-67609).

         (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS
                               FROM EACH ACCOUNT)

General Account:

   1. Depository Name & Location _____________________________

   2. Account Number             _____________________________

Payroll Account:

   1. Depository Name & Location _____________________________

   2. Account Number             _____________________________

Tax Account:

   1. Depository Name & Location _____________________________

   2. Account Number             _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

______________________________________________________________

______________________________________________________________


Date: OCTOBER 20, 2005                  ----------------------------------------
                                        Debtor in Possession


                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: SUDM, INC.              Capacity: ___ Shareholder
      Case Number: 04-67602             ___ Officer
                                        ___ Director
                                        ___ Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or    Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0


Dated: OCTOBER 20, 2005                 ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER


                                                                          Form 6

                                                                      SUDM, Inc.
                                                           Case Number: 04-67602

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE             CARRIER         POLICY PERIOD
--------------         --------------   ------------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                      )
INTERMET CORPORATION, ET AL )   CASE NO: 04-67610
                            )   Chapter 11
                            )   Judge: Marci B. McIvor
TOOL PRODUCTS, INC.         )
                     Debtor )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X    Operating Statement              (Form 2)

     X    Balance Sheet                    (Form 3)

     X    Summary of Operations            (Form 4)

     X    Monthly Cash Statement           (Form 5)

     X    Statement of Compensation        (Form 6)

     X    Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: OCTOBER 20, 2005                 /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp and Subsidiaries
Operating Statement
For the Month Ended 9-30-05
($000's)

                                        CASE # 04-67610
                                             TOOL
                                        PRODUCTS, INC.
                                       -----------------
                                                  Total
                                       Current    Since
                                        Month    Filing
                                       -------   ------
Net Sales                               4,792    59,526

Cost of Goods Sold
Materials and Freight                     (47)    7,192
Wages - Hourly                          1,197    14,137
Wages-Salary                              310     3,419
Employee Benefits and Pension             363     5,388
Repairs & Maintenance                     205     1,951
Supplies                                  195     2,764
Utilities                                 266     2,862
Purchased Components/Services           1,642    15,121
Income(loss) from Pattern Sales           (43)     (144)
Fixed Asset - (gain/loss)                  --         2
MIS Expense                                17       229
Travel & Entertainment                     16       175
Other Variable Costs                       58     1,344
Depreciation & Amortization               229     2,612
Other Allocated Fixed Costs                --        (1)
Other Fixed Costs                          96       968
                                        -----    ------
Cost of Goods Sold                      4,504    58,019
Gross Profit                              288     1,507

Plant SG&A Expense                         58       805
SG&A Expense - Allocation (Sched 1)       137     1,614
Other Operating Expenses                   --       894
                                        -----    ------
Total Operating Expenses                  195     3,313

Operating Profit                           93    (1,806)

Outside Interest Income                    --        --
Outside Interest (Expense)                 --       (21)
Intercompany Interest Income               --        --
Intercompany Interest (Expense)           (97)   (1,049)
Charges (From) Affiliates                  --        --
Charges To Affiliates                      --        --
Gain/(Loss) On Sales Of Assets             --        (3)
Outside Dividend Income                    --        --
Foreign Exchange Gain/(Loss)               --        --
Income/Loss From European Operations       --        --
Other Income/(Expense)                     --        --
                                        -----    ------
Total Non-Operating Expenses              (97)   (1,073)

Income Before Income Taxes                 (4)   (2,879)

Income Tax Expense                         58       529
                                        -----    ------
Net Income                                (62)   (3,408)
                                        =====    ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                    September
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            September
                                            ---------
Officer Compensation                          $  189
Salary Expense other Employees                   949
Employee Benefits and Pension                   (166)
Payroll Taxes                                     49
Other Taxes                                       (1)
Rent and Lease Expense                           203
Interest Expense
Insurance                                         54
Automobile and Truck Expense                      11
Utilities(Gas Electric,Phone)                     51
Depreciation                                      87
Travel and Entertainment                         155
Repairs and Maintenance                           40
Advertising/Promotion                              0
Supplies, Office Expense                          33

OTHER:
Contributions                                      0
Professional Fees - Audit/Tax                    350
Bank Fees                                          0
Public Reporting Fees                           (100)
Employee Relocation/Training                       5
Data Processing                                   25
Dues and Subscriptions                            12
Outside Services                                 245
Project Development Costs net of Billings         19
Director Fees                                     25
Miscellaneous                                      1
Legal Fees                                        26
Cost Allocation - Europe                         (78)
Cost Allocation - Out                           (204)
                                              ------
                                              $1,979
                                              ======

Allocation:

Wagner Castings                                  191
Northern Castings                                 51
Ironton Iron                                       0
Lynchburg Foundry                                193
Columbus Foundry                                 313
Wagner Havana                                      0
Intermet U.S. Holdings                           261
Cast-Matic Corp.                                  82
Diversified Diemakers                            257
Ganton Technologies                              168
Tool Products                                    137
Corporate                                        327
                                              ------
Total                                         $1,979
                                              ======

Intermet Corp. and subsidiaries
Balance Sheet as of 09-30-05
($000s)

                                               CASE # 04-67610
                                             TOOL PRODUCTS, INC.
                                             -------------------
Cash And Equivalents                               $      1
Accounts Receivable                                   6,324
Short-Term Intercompany Receivables                   1,253
Inventories                                           4,572
Other Current Assets                                    215
                                                   --------
   TOTAL CURRENT ASSETS                              12,365

Land and Buildings                                   10,877
Machinery & Equipment                                25,914
Construction In Progress                              2,009
                                                   --------
Total Fixed Assets                                   38,800
Accumulated Depreciation                            (15,925)
                                                   --------
   NET FIXED ASSETS                                  22,875

Investment In Subsidiaries                               --
Investment In European Operations                        --
Long-Term Intercompany Receivables                    8,090
Deferred Taxes, Long-Term Asset                          --
Other Assets                                             --
                                                   --------
   TOTAL ASSETS                                    $ 43,330
                                                   ========
LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                   $  2,021
Wages and Salaries  (See schedule)                      493
Taxes Payable - (See schedule)                          302
                                                   --------
   TOTAL POST PETITION LIABILITIES                    2,816

SECURED LIABILITIES:
SECURED DEBT                                             15

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
Accrued Income Taxes                                     --
Accrued Tax - State                                      --
Accrued Property Taxes                                   --
Accrued Workers Comp                                    431
Accrued Payroll                                          --
Accrued Payroll Taxes                                    --
                                                   --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES              431

UNSECURED LIABILITIES
Accounts Payable                                      6,622
Senior & IDR Bonds                                       --
                                                   --------
TOTAL UNSECURED LIABILITIES                           6,622

OTHER LIABILITIES
Accrued Liabilities                                   1,988
Short-Term Intercompany Payables                        599

Retirement Benefits                                     255
Deferred Taxes - Long-Term Liability                     --
Other Long-Term Liabilities                              --
Long-Term Intercompany Payables                       2,611
Minority Interest                                        --
                                                   --------
TOTAL LIABILITIES                                    15,337

Common Stock                                             --
Capital In Excess Of Par Value                       19,200
Retained Earnings - Prepetition                      12,201
Retained Earnings - Post Petition                    (3,408)
Equity In European Operations
   Accumulated Translation Adjustment                    --
   Minimum Pension Liability Adjustment                  --
   Unearned Restricted Stock                             --
                                                   --------
TOTAL SHAREHOLDER EQUITY                             27,993
                                                   --------
TOTAL LIABILITIES AND EQUITY                       $ 43,330
                                                   ========

PERIOD ENDED: 09-30-05    TOOL PRODUCTS, INC. (JACKSON)           CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                              Balance
                                       as of     Accrued /   Payments /     as of
                                     8/31/2005    Withheld    Deposits    9/30/2005
                                     ---------   ---------   ----------   ---------
Income tax withheld: Federal         ($26,266)    ($55,889)   $ 82,156          ($0)
Income tax withheld: State                   0           0           0            0
Income tax withheld: Local                   0           0           0            0
FICA Withheld                          (18,235)    (37,617)     55,853            0
Employers FICA                         (18,235)    (37,617)     55,853            0
Unemployment Tax: Federal                 (650)       (362)          0       (1,011)
Unemployment Tax: State                 (2,325)    (15,298)     12,626       (4,997)
All Other Payroll W/H                     (264)    (13,566)     13,566         (264)

State Taxes: Inc./Sales/Use/Excise      (1,338)       (669)          0       (2,007)
Property Taxes                         (65,000)     (5,000)          0      (70,000)

Workers Compensation                   (65,850)     (6,151)     79,154        7,153
                                     ---------   ---------   ---------    ---------
Total                                ($198,164)  ($172,170)   $299,207     ($71,127)

Wages and Salaries                    (239,169)   (116,741)     76,431     (279,479)
                                     ---------   ---------   ---------    ---------
Grand Total                          ($437,333)  ($288,911)   $375,638    ($350,606)
                                     =========   =========   =========    =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total      0-30 Days   30-60 Days   Over 60 Days
----------------------------   ----------   ----------   ----------   ------------
Accounts Payable               $  437,610   $  437,610     $     0      $      0
Accounts Receivable            $2,358,895   $2,093,047     $61,585      $204,263

PERIOD ENDED: 09-30-05  TOOL PRODUCTS, INC. (MINNEAPOLIS)         CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                              Balance
                                       as of     Accrued /   Payments /     as of
                                     8/31/2005    Withheld    Deposits    9/30/2005
                                     ---------   ---------   ----------   ---------
Income tax withheld: Federal          $      0    $      0     $     0     $      0
Income tax withheld: State            $      0    $      0     $     0     $      0
Income tax withheld: Local            $      0    $      0     $     0     $      0
FICA Withheld                         $      0    $      0     $     0     $      0
Employers FICA                        $      0    $      0     $     0     $      0
Unemployment Tax: Federal             $      0    $      0     $     0     $      0
Unemployment Tax: State               $      0    $      0     $     0     $      0
All Other Payroll W/H                 $      0    $      0     $     0     $      0

State Taxes: Inc./Sales/Use/Excise   ($114,000)  ($ 57,000)    $     0    ($171,000)
Property Taxes                       ($ 66,295)  ($ 11,349)    $     0    ($ 77,644)

Workers Compensation                 ($ 39,420)  ($  8,000)    $65,057     $ 17,637
                                     ---------   ---------     -------    ---------

Total                                ($219,715)  ($ 76,349)    $65,057    ($231,007)

Wages and Salaries                   ($119,346)  ($ 95,122)    $     0    ($214,468)
                                     ---------   ---------     -------    ---------
Grand Total                          ($339,061)  ($171,472)    $65,057    ($445,475)
                                     =========   =========     =======    =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total      0-30 Days   30-60 Days   Over 60 Days
----------------------------   ----------   ----------   ----------   ------------
Accounts Payable               $1,582,554   $1,582,554   $        0     $      0
Accounts Receivable            $4,564,392   $2,967,470   $1,110,975     $485,947

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS: MONTHLY CASH STATEMENT
MONTH ENDED 9/30/2005

                                                                               CASE # 04-67610
                                                                        TOOL PRODUCTS, INC (JACKSON)
                                                                    ------------------------------------
                           ACCOUNT TYPE                               LOCKBOX        AP           PR
                            ACCOUNT #                               5402699408   2770721757   2770721765
                               BANK                                  Stan Fed     Stan Fed     Stan Fed
                           ------------                             ----------   ----------   ----------
BEGINNING BANK BALANCE                                                      --           --          --
RECEIPTS                                                             1,652,805           --          --
TRANSFERS IN (CORPORATE)                                                    --      765,659     388,911
DISBURSEMENTS                                                               --     (765,659)   (388,911)
TRANSFERS OUT (CORPORATE)                                           (1,652,805)          --          --
                                                                    ----------   ----------    --------
ENDING BANK BALANCE                                                         --           --          --

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                               957,324
CHECKS ISSUED                                                                       856,490
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                              654,330
CORPORATE DEBIT MEMOS                                                                 5,076
                                                                                 ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                     $2,473,220
                                                                                 ==========

OUTSTANDING CHECKS AS OF AUGUST 31                                                   39,248
VOIDED CHECKS OUTSTANDING AS OF AUGUST 31                                            (2,415)
CHECKS ISSUED DURING SEPTEMBER                                                      856,490
CHECKS CLEARED DURING SEPTEMBER                                                    (765,658)
                                                                                 ----------
OUTSTANDING CHECKS AS OF SEPTEMBER 30 (SEE OUTSTANDING CHECKLIST)                $  127,664
                                                                                 ==========

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
SEPTEMBER 2005

                  Vendor                     Total Disbursements
                  ------                     -------------------
A1 CHEMICAL PRODUCTS                            $      565.21
AAA PLUMBING & ELECTRICAL                               70.00
Ace Insurance                                        1,744.40
ADVANCED METAL PRODUCTS                                180.67
AH ASSOCIATES                                        6,400.00
AIM POWER AND FLUIDS                                   183.60
AIR DRAULICS ENGINEERING CO                          1,462.97
AIRGAS SOUTH                                         7,319.99
ALCAN PRIMARY PRODUCTS CORP.                       386,931.60
ALCHEM ALUMINUM, INC. (IMCO)                       275,052.21
ALLIANCE THERMOGRAPH                                   767.00
ALPHA RESOURCES INC                                    186.40
ALUAR                                              125,352.76
AVAYA                                                  468.33
A-Z OFFICE RESOURCES, INC.                           1,134.61
B & B FIRE PROTECTION                                  260.01
BELLSOUTH                                            1,192.32
BLUFF CITY ELECTRONICS                                  95.27
BOB FULGHAM                                          1,289.41
BUHLER INC                                           5,282.75
CANON FINANCIAL SERVICES, INC.                       1,442.49
CHAPTER 13 TRUSTEE                                   6,066.37
CHEM STATION                                           604.15
CHEM TREND INCORPORATED                             36,900.43
CLIFTON, KRISTIE                                        45.48
COLE PALLET COMPANY LLC                              1,970.00
COMPRESSORS & TOOLS, INC.                              242.50
CONTRA COSTA                                           475.00
CRANE SERVICE INC                                    2,472.00
CROSS MACHINE TOOL CO INC                           15,971.00
D M E CORP                                             554.17
DANKA INDUSTRIES INC                                    24.69
DANNY MOSIER                                           228.90
DAVE CLARK                                             511.05
DELL MARKETING LP                                      924.15
DIECO TOOL & DIE                                     8,462.00
DIEMER ASSOCIATES INC                                1,474.44
DIMETEK INTERNATIONAL INC                              668.40
ENGINEERED PRODUCTS DIVIS                            5,408.31
FERRELL GAS                                          3,854.20
FLOZONE SERVICES INC                                 1,961.00
FST LOGISTICS                                          719.57
FUGITT RUBBER AND SUPPLY CO                          5,688.33
G & H INDUSTRIES                                       684.98
G W SMITH AND SONS INC                                  48.80
GARRETT PLUMBING & HEATING INC                         159.00
GOODRICH TOOL & SUPPLY                               1,271.61
GRAVES METAL PRODUCTS, INC.                            161.88
GRIFFIN TOOL                                         1,950.00
H C I SUPPLY INC.                                   44,262.39
HAYWOOD COUNTY GENERAL SESSION                         413.55
HI TEMP PRODUCTS INC                                 4,112.70
HILDRETH                                             4,499.59
HI-SPEED INDUSTRIAL SERVICE                            479.35
I SQUARED R ELEMENT CO., INC.                        1,251.00
ILLNOIS DEPT OF PUBLIC AID                              20.00
INDEPENDENT COMPUTER SVC                               371.79
INDUSTRIAL DISTRIBUTION GROUP                          259.91
INDUSTRIAL LUBRICANTS, INC.                            841.90
INDUSTRIAL PROCESS SERVICES                         12,242.53
Information Handling                                   833.20
JACKSON COMMUNICATIONS                                  49.39
JACKSON ENERGY AUTHORITY                           102,152.62
JACKSON, SHEILDS, YEISER, HOLT                       1,669.30
JENNIFER CHERRY                                         48.68
JIT FORMS                                            1,369.42
JONES, GRADY W.-CO. OF MEMPHIS                      13,853.99
KAREN LAIRD                                             94.63

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
SEPTEMBER 2005

                  Vendor                     Total Disbursements
                  ------                     -------------------
KENT RUDBECK                                           480.00
L & S PRECISION TOOL                                 1,206.18
L&H SUPPLY CO INC                                    4,959.84
LAEMPE & REICH                                       2,400.00
LIFT TRUCK SERVICE & RENTALS                           646.76
LORMAN EDUCATION SERVICES                            1,445.00
LOWE'S COMPANIES                                     2,062.92
M.C. GATLIN                                            417.87
Machine Tool & Supply (JKSN)                         4,039.17
MACK PEST CONTROL                                      280.00
MADISON CITY GENERAL SESSIONS                          368.55
MADISON COUNTY CIRCUIT COURT                           406.63
MADISON FINISHING INC                               38,731.76
MAIN STREET CONNECTIONS                                498.27
MARTIN INDUSTRIAL SUPPLY                             6,745.51
MB2 CONSULTING                                       3,900.00
MCMASTER CARR SUPPLY CO                              1,769.65
Mercer                                                 346.00
METAL PROCESSORS INC                                26,680.00
MID STATES ELECTRIC COM INC                            100.00
MTRONICS.COM INCORPORATED                          160,413.82
MWP INDUSTRIAL SERVICE                               4,243.00
NATIONAL XRAY                                        7,523.55
OFFICE DEPOT                                           233.21
PARAMOUNT UNIFORM RENTAL                             1,871.55
PAT WALKER                                              75.00
PAT WALKER PETTY CASH                                  572.14
PAUL RECK                                              144.43
Payroll Issued (Includes Corp Disbursments         654,329.92
PENNSYLVANIA STATE CHILD SUPPORT                       669.25
PERSONNEL MANAGEMENT INC                            60,154.63
Points North                                         2,000.00
PRECISION MACH PRODUCTS                             38,753.44
PRINCE MACHINE                                      12,956.16
PROGRESSIVE COMPONENTS                                 195.23
PRO-LONG TOOL LIFE, INC.(SOLV)                       3,924.80
Provident Life                                         152.75
PYROTEK, INC.                                       45,749.74
QUEST DIAGNOSTICS                                      334.48
RAMON AYALA DELGADO                                    575.46
REGIONAL HOSPITAL OCC-MED                              680.00
RIMROCK CORP                                        25,454.07
ROTO ROOTER SERVICES CO                              1,131.90
S&M LAWRENCE                                         4,918.41
SCHWOEPPE MACHINE & TOOL INC                         1,254.00
SCOTT BLEEKS                                         2,403.81
SHERRY CHURCH                                          106.96
SIDNEY DAVID FLORIST & GIFT                             72.45
SMITH PRECISION MACHINING                            3,400.00
SPAN AMERICA INC                                     3,385.55
SPECTRO ALLOYS CORP                                104,190.06
SPECTRUM FINISHING                                   6,999.02
SPRINT                                                 400.88
STRIKO DYNARAD CORPORATION                             483.54
TECHNIFOR INC                                          430.00
TENCARVA MACHINERY CO.                                 265.00
TERRY MAYBERRY                                       2,835.00
TEST EQUIPMENT DISTRIBUTORS                            521.31
THE ROYAL GROUP                                      4,583.20
THOMAS McKEOWN                                       1,552.94
TN CHILD SUPPORT RECT UNIT                           8,312.00
TRANSMAN                                            64,930.32
TULL BROTHERS                                          811.00
UNITED SAW AND SUPPLY CO                             6,799.70
VERIZON WIRELESS                                       766.66
VIBRO DYNAMICS                                       4,022.85
WEST TENNESSEE COFFEE SERVICE                        1,528.36
WESTHOFF MACHINE CO.                                   163.99
WILSON TOOL AND DIE, INC.                           20,750.00
ZYP COATINGS INC.                                    2,000.00
                                                -------------
                                                $2,473,220.00

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT OF 9/30/05

JACKSON - BANK RECONCILIATION

Bank Balance                      $        --

Actual Outstanding Checks          127,664.16
Misc Reconciling Items
   Adjusted in October                   0.32
                                  -----------
                                   127,664.48
Unadjusted GL Balance              127,664.48
                                  -----------
Difference                        $        --
                                  ===========

JACKSON
OUTSTANDING CHECKS
CASE NO. 04-67610

   DATE     CHECK   OUTSTANDING
---------   -----   -----------
9/22/2005   24205   $  3,200.00
9/22/2005   24206        863.89
9/22/2005   24211        425.11
9/22/2005   24212      1,217.74
9/22/2005   24213         47.94
9/22/2005   24214      1,970.00
9/22/2005   24215         95.00
9/22/2005   24217         24.69
9/22/2005   24218        668.40
9/22/2005   24220      1,398.55
9/22/2005   24223        369.52
9/22/2005   24225      6,017.38
9/22/2005   24226      1,950.00
9/22/2005   24229      5,638.21
9/22/2005   24230         82.71
9/22/2005   24231        442.00
9/22/2005   24233          4.00
9/22/2005   24234        371.79
9/22/2005   24235        841.90
9/22/2005   24236        259.91
9/22/2005   24237         45.19
9/22/2005   24238        480.00
9/22/2005   24241        254.80
9/22/2005   24243     19,164.24
9/22/2005   24245         74.31
9/22/2005   24246         73.71
9/22/2005   24247         54.72
9/22/2005   24250      7,099.54
9/22/2005   24251        133.85
9/22/2005   24253     10,437.95
9/22/2005   24257      8,430.80
9/22/2005   24258        195.23
9/22/2005   24260      2,891.12
9/22/2005   24261      1,821.85
9/22/2005   24263        493.45
9/29/2005   24264         79.14
9/29/2005   24265      1,185.00
9/29/2005   24266        425.20
9/29/2005   24267         95.00
9/29/2005   24268         82.71
9/29/2005   24269          4.00
9/29/2005   24270         74.31
9/29/2005   24271         73.71
9/29/2005   24272     43,430.82
9/29/2005   24273        133.85
9/29/2005   24274         49.99
9/29/2005   24275      2,835.00
9/29/2005   24276      1,655.93
                    $127,664.16

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS: MONTHLY CASH STATEMENT
MONTH ENDED 9/30/2005

                                       CASE # 04-67610
                                 TOOL PRODUCTS - MINNEAPOLIS
                            ------------------------------------
ACCOUNT TYPE                  LOCKBOX        AP           PR
ACCOUNT #                   5402699416   2770721773   2770721781
BANK                         Stan Fed     Stan Fed     Stan Fed
-------------------------   ----------   ----------   ----------
BEGINNING BANK BALANCE              --           --          --
RECEIPTS                     3,454,859           --          --
TRANSFERS IN (CORPORATE)            --    1,216,675     893,846
DISBURSEMENTS                       --   (1,216,611)   (893,846)
TRANSFERS OUT (CORPORATE)   (3,454,859)         (64)         --
                            ----------   ----------    --------
ENDING BANK BALANCE                 --            0          --

MATERIALS & OTHER DISBURSEMENTS PAID
   FOR BY CORPORATE                         657,966
CHECKS ISSUED                             1,387,675
PAYROLL DISBURSED (INCLUDES PAYROLL
   PAID BY CORPORATE)                     1,019,073
CORPORATE DEBIT MEMOS                         6,912
                                         ----------
TOTAL DISBURSEMENTS (SEE TOTAL
   DISBURSEMENTS RECONCILIATION)         $3,071,625
                                         ==========

OUTSTANDING CHECKS AS OF AUGUST 31           27,032
VOIDED CHECKS OUTSTANDING AS OF
   AUGUST 31                                     --
CHECKS ISSUED DURING SEPTEMBER            1,387,675
CHECKS CLEARED DURING SEPTEMBER          (1,126,462) Excludes $ 90,149 of Putnam ACH's.
                                         ----------
Outstanding Checks as of September 30
   (See Outstanding Checklist)           $  288,244
                                         ==========

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
SEPTEMBER 2005

                                                 TOTAL
                  VENDOR                     DISBURSEMENTS
                  ------                     -------------
A FINKL & SONS CO                            $       52.48
A PLUS MACHINE LLC                                5,814.26
ABRASIVE SPECIALISTS                              3,565.85
ACCOUNTEMPS                                       2,069.26
ACE INSURANCE                                     2,558.03
ADAM RICKEY                                       2,025.75
ADAMS NUT & BOLT COMPANY                          1,717.11
AIR AUTOMATION ENG                                   25.45
AIR ENGINEERING & SUPPLY                            110.58
AIR POWER EQUIPMENT CORP                            534.34
AIRPORT & AIRLINE TAXI-CAB                           78.00
AIRTEC INC.                                         385.31
ALERT FIRE & SAFETY COMPANY                       1,460.19
ALLIED WASTE SERVIES #899                           658.46
AMERICAN COLLOID CO.                                410.00
APPLIED PRODUCTS, INC.                              746.64
ARROW CRYOGENICS                                 71,670.76
ASSOCIATED BAG COMPANY                              349.99
AUTOMATION SENSORS INC                              107.97
BARNES DISTRIBUTION                                  33.55
BCS INDUSTRIAL SOLUTIONS                          1,432.68
BOHLER UDDEHOLM CORP.                            36,422.97
BRAAS COMPANY                                        51.00
BRACH MACHINE INC                                   859.89
BUDGET PLUMBING CORPORATION                       1,180.33
BUHLER INC                                       20,009.55
CAKE BOX                                             74.00
CARBON PRODUCT TECHNOLOGY                         1,181.10
CASTOOL                                           6,048.75
CENTRAL CONTAINER CORP                           56,163.58
CHECKER MACHINE, INC.                            23,889.00
CHEM TREND LIMITED PARTNERSHIP                   32,179.63
CITY OF NEW HOPE                                  6,392.16
CITY OF NEW HOPE                                     60.00
CLARKLIFT OF MINNESOTA                              216.66
CMS-CONSOLIDATED MEDICAL SER                        900.00
CMW                                               2,003.05
COMMERCIAL SAW                                      210.09
CONCEPT MACHINE TOOL                                159.18
CONSOLIDATED CONTAINER COMPANY                      276.00
CROWLEY & ASSOCIATES                              3,447.38
CROWN MARKING INC                                     9.32
CYBER CNC MACHINERY SALES, INC                    3,587.13
D M E CORP                                          232.01
DADANT & SONS, INC                                  179.44
DALCO ENTERPRISES, INC                               62.52
DARLENE NIELSEN                                      16.50
DAVID HUNT                                           90.31
DECO TOOL SUPPLY COMPANY                          6,517.78
DEEP ROCK WATER COMPANY                             334.30
DEPARTMENT OF SOCIAL SERVICES                       188.05
DIEMER ASSOCIATES INC                            10,469.07
DOODY MECHANICAL SERVICE                          2,358.05
DOUGHERTY'S LAWN SERVICE                            839.06
DUNCAN COMPANY                                    1,981.99
DWAYNE VOSS                                         919.94
DY-KAST                                             560.58
DYNAMEX                                             678.15
ECO FINISHING                                     4,662.60
EDM SALES & SUPPLIES                                764.70
ELVIN SAFETY SUPPLY INC                             152.32
EMPLOYERS ASSC.                                     782.58
ENGINEERED FINISHING CORP.                        3,572.12
ENGINEERED PRODUCTS DIVIS                        46,386.15
ENTEGEE/ADVANCE POSSIS                            2,969.34
EXAIR CORPORATION                                   642.40
EXCEL                                               406.98
FAMILY SUPPORT PAYMENT CENTER                       252.70

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
SEPTEMBER 2005

                                                 TOTAL
                  VENDOR                     DISBURSEMENTS
                  ------                     -------------
FASTENAL COMPANY                                  7,202.36
FERRELLGAS                                          706.03
FIREBRICK ENGINEERING                               748.58
FLAME METALS PROCESSING                             150.00
FOCUS DIE MOLD SOLUTIONS INC                        390.00
FOUR SEASONS FLORAL & GIFTS                          90.42
FRANCI AMES                                         110.21
FRED FROELICH                                     2,770.63
G.W. SMITH AND SONS INC                             114.38
GARLANDS INC                                        274.86
GE CAPITAL FLEET SERVICES                           651.20
GENERAL ELECTRIC CAPITAL                         16,028.37
GERARD DUNNE                                        944.40
GLOBAL EXCHANGE SERVICES                            123.03
GOODIN CO                                           796.81
HADLEY MACH TOOL REBUILD                            526.20
HARTFIEL COMPANY                                    110.25
HAWKINS CHEMICAL INC                                114.31
HIGH CALIBER SERVICES                            10,051.88
HILDRETH                                         12,776.38
HILL INDUSTRIAL TOOLS                             1,353.94
HOLIDAY CREDIT OFFICE                             1,170.72
HOSE/CONVEYORS INCORPORATED                       2,477.25
IKON FINANCIAL SERVICES                           2,875.50
IKON OFFICE SOLUTIONS                               674.00
IMPREX, INC.                                      1,411.20
IMPRINT ENTERPRISES                                 759.70
INDUSTRIAL FLOOR MAINT                            3,088.80
INDUSTRIAL HYDRAULIC SERVICE                      3,322.60
INFORMATION HANDLING                                833.20
INTEGRA TELECOM                                   2,976.45
INTERNATIONAL SURFACE PREPARAT                      286.69
INTERNET INC.                                       314.18
J & W INSTRUMENTS, INC.                           1,362.00
JAMES TROUT MACHINE                               7,695.00
JANET OMERNIK                                        54.48
JEFF BRANDT                                       1,176.65
JEFF JOHNSON                                      5,313.95
JESCO INDUSTRIAL SUPPLIES                           735.09
JOHN HENRY FOSTER CO                                340.33
KANO LABORATORIES                                    34.43
KENNAMETAL                                          964.34
KEVIN KIRKHAM                                       384.15
KILLMER ELEC CO INC                              30,523.42
KODIAK CONTROLS                                     502.79
KODIAK ENGINEERING,INC                            2,460.30
L & S ELECTRIC INC                                  478.19
LAKEVIEW POLISHING                                2,298.03
LARRY SCHWEBACH                                     262.70
LBP MECHANICAL INC                               29,132.64
LEEF BROS INC                                     9,587.09
LEHIGH SAFETY SHOE CO                                98.75
LISA NICHOLSON                                       21.78
LOFTEN LABEL, INC                                 1,161.57
LUBE TECH                                         7,189.02
M & M HYDRAULIC COMPANY                              18.44
MACHINE ACCESSORIES CORP.                           159.62
MACHINE TOOL SUPPLY INC                           1,415.80
MAGNA-TECH                                        3,348.24
MANPOWER                                          5,431.13
MARODI INC                                          124.07
MARS WP & RS                                         62.85
MARSHALL NELSON & ASSOC                             164.54
MATT HANKEN                                       2,755.77
MAZAK CORPORATION                                    30.63
MCMASTER CARR SUPPLY CO                           3,393.52
MERCER                                              453.00
METAL TREATERS INC                                7,602.25
METROCALL                                            26.26

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
SEPTEMBER 2005

                                                 TOTAL
                  VENDOR                     DISBURSEMENTS
                  ------                     -------------
MICRO-WELD                                          373.00
MID STATE FABRICATING INC                           188.88
MIDWEST MACHINE TOOL                                110.03
MIDWEST SPINDLE GRINDING                            900.00
MINDAK DISTRIBUTING                                 214.59
MINN CHILD SUPPORT PAYMENT CTR                   12,808.36
MINNESOTA BEARING COMPANY                            93.67
MINNESOTA DEPT OF LABOR/IND                          80.00
MINNESOTA DEPT OF REVENUE                         1,308.18
MINNESOTA GLOVE INC                                 108.47
NEW DIMENSION PLATING                            12,931.00
NEWARK ELECTRONICS                                   69.59
NORANDA ALUMINUM                                      0.01
NORANDA ALUMINUM                                      0.01
NORMAN EQUIPMENT COMPANY                             76.76
NORTH SECOND STREET STEEL                         1,924.43
NORTHERN SANITARY SUPPLY                             48.52
NOTT CO.                                            193.64
NS/I MECHANICAL CONTRACTING CO                    6,400.00
OCCUPATIONAL MEDICINE                               382.50
OLSEN CHAIN & CABLE                                 385.24
OSI ENVIRONMENTAL                                 5,860.40
OTHER 2                                             140.15
P F C EQUIPMENT                                     613.37
PAM'S POLISHING                                  13,540.00
PANERA BREAD                                         65.32
PARAGON TECHNOLOGIES                              3,421.64
PAUL KARNOWSKI                                       27.44
PAYROLL ISSUED (INCLUDES CORP DISBURSMENTS    1,019,073.07
PERSONNEL RESEARCH SERVICES                         820.00
PINNACLE ENGINEERING                                570.00
PIONEER METAL FINISHING                          12,681.80
POINTS NORTH                                      3,000.00
PRECISION POLISHING                               1,716.00
PRECISION TOOL CO.                                1,822.89
PRO STAFF                                         4,440.87
PRODUCT ACTION INT.                               1,573.25
PRODUCTIVITY INC                                  1,299.75
PROGRESSIVE COMPONENTS                            1,281.19
PROLIFT SERVICES (USE V-1275)                     9,659.70
PROVIDENT LIFE                                       67.47
PYROTEK                                             684.60
QUAD STEEL                                        1,697.50
QUEST ENGINEERING INC                             1,618.17
QUICKWAY RIGGING AND                             18,576.38
RAY DAY                                           1,747.58
REID TOOL SUPPLY                                     56.58
RELIASTAR BANKERS                                 1,339.32
RELIASTAR LIFE INSURANCE CO.                      5,595.86
RELIZON                                              94.38
REPLENEX (A-1 CUTTING TOOLS)                      1,890.45
RICE INDUSTRIES                                   7,149.71
RICK KRAMBER                                        128.26
RIMROCK CORP                                     20,008.03
RIVER CITY PACKAGING                              1,888.80
ROBERTS AUTOMATIC PROD INC                        3,021.00
RYER FOOD                                           876.75
S & T OFFICE PRODUCTS INC                         3,271.80
SAM'S CLUB                                        1,046.05
SAVOIE SUPPLY CO. INC.                            2,265.20
SBC PAGING                                           41.36
SCOTT A HARDEN                                      753.39
SETON IDENTIFICATION PRODUCTS                        54.49
SHAD NELSON                                         762.39
SHIPPERS SUPPLY INC.                                261.10
SKARNES INC                                         522.28
SOUTHCO, INC                                      8,480.00
SPECTRO ALLOYS CORP                             505,329.61
SPECTRUM INDUSTRIES                              53,123.01

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
SEPTEMBER 2005

            VENDOR               TOTAL DISBURSEMENTS
            ------               -------------------
SPHERION                               241,990.15
SPIRIT TOOL & DIE                          850.00
SPRAY RITE INC                          71,273.54
ST. PAUL ENGRAVING                         265.99
STATE MACHINE TOOL                       4,725.00
STEVE COREY                                374.25
STORK-TWIN CITY TESTING CORP             1,938.60
SUB-MEX                                 76,271.70
T C CLIPPER COMPANY                         24.00
T. BRYCE & ASSOCIATES, INC.                383.75
TEMPLE-INLAND                           18,246.66
TERRI KARNOWSKI                            562.50
TEXTRON FASTENING SYSTEMS                5,918.90
THE BRADLEY GROUP                          693.00
TILSNER CARTON CO.                      10,761.15
TOLL COMPANY                             1,545.86
TOOL FABRICATION CORP                      231.56
TOOLING ASSOCIATES                         572.59
TOOLING SCIENCE/C&D TOOL INC.              920.00
TOSHIBA MACHINE COMPANY                 11,257.61
TOTAL COMPLIANCE SOLUTIONS INC              66.00
TOTAL EXPORT INC                           124.00
TOYOTA-LIFT OF MINNESOTA                   126.68
TRANS-MAN LOGISTICS, INC.               50,119.05
TROUT ENTERPRISES, INC.                    575.00
TULL BEARINGS CO                           646.07
TWIN CITY GARAGE DOOR                      344.16
TWIN PINES METROLOGY LTD.                  401.25
ULINE SHIPPING SUPPLIES                    654.07
UNITED ELECTRIC CORP                     4,004.72
UNITED PARCEL SERVICE                       30.00
UNITED STATES TREASURY                     375.00
UNITED STATES TREASURY                     250.00
UNUM LIFE INS. CO. OF AMERICA            9,078.64
UNUM LIFE INS. CO. OF AMERICA            1,214.76
VERIZON WIRELESS                           287.84
VIRCHOW, KRAUSE & COMPANY                9,000.00
W W GRAINGER INC                           653.34
W.W. GRAINGER PARTS OPERATIONS              43.02
WESTMAN SERVICE                            160.00
WEYERHAEUSER                                40.00
WILSON TOOL INTERNATIONAL                  585.60
WIRE WORX                                1,780.00
WISCONSIN SCTF                             252.50
XCEL ENERGY                            167,916.82
XTREME MACHINE, INC.                    31,400.00
                                    -------------
                                    $3,071,624.99

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT OF 9/30/05

MINNEAPOLIS - BANK RECONCILIATION

Bank Balance                                  $        --
Actual Outstanding Checks                      288,244.36
Misc. Reconciling Items Adjusted in October.    (9,530.20)
                                              -----------
                                               278,714.16
Unadjusted GL Balance                          278,714.16
                                              -----------
Difference                                    $        --
                                              ===========

TOOL PRODUCTS, INC.
Case No. 04-67610
MINNEAPOLIS
OUTSTANDING CHECK LIST
CASE NO. 04-67610

  DATE     CHECK   OUTSTANDING
  ----    ------   -----------
5/26/05   500923   $    192.32
 6/3/05   501115         96.29
6/15/05   501251        427.70
6/20/05   501360        400.00
6/28/05   501492          6.79
7/14/05   501727        109.32
7/14/05   501728        188.10
7/14/05   501777         20.00
7/21/05   501893         19.01
8/11/05   502304        490.97
8/22/05   502440        237.85
8/25/05   502462         37.61
 9/2/05   502565         87.78
 9/9/05   502730        197.60
 9/9/05   502735        560.58
 9/9/05   502736        552.07
 9/9/05   502738         19.76
 9/9/05   502746      1,200.00
 9/9/05   502748      3,600.00
 9/9/05   502749      2,003.90
 9/9/05   502753      4,500.00
9/15/05   502800        415.96
9/15/05   502816        164.54
9/15/05   502819        135.00
9/15/05   502832        439.91
9/23/05   502859        794.19
9/23/05   502862        987.39
9/23/05   502873      1,180.33
9/23/05   502878         60.00
9/23/05   502879        210.09
9/23/05   502887      3,212.40
9/23/05   502897        141.33
9/23/05   502902         90.31
9/23/05   502905      1,441.16
9/23/05   502910         66.32
9/23/05   502911        841.80
9/23/05   502920         90.00
9/23/05   502921         78.75
9/23/05   502923        470.01
9/23/05   502930        502.89
9/23/05   502945        231.56
9/23/05   502949         75.00
9/23/05   502950         50.00
9/23/05   502951        287.84
9/23/05   502952        577.95
9/26/05   502955        179.44
9/26/05   502956        150.00
9/26/05   502958        286.69
9/26/05   502959         55.25
9/26/05   502960        193.64
9/26/05   502961        154.80
9/29/05   502962        478.69
9/29/05   502963        363.19
9/29/05   502964         78.27
9/29/05   502965        374.09
9/29/05   502966        184.80
9/29/05   502967        192.00
9/29/05   502968        870.00
9/29/05   502969     13,458.14
9/29/05   502970     17,652.63
9/29/05   502971        216.66
9/29/05   502972        150.00
9/29/05   502973        374.25
9/29/05   502974      3,587.13
9/29/05   502975        167.15
9/29/05   502976         37.61
9/29/05   502977        300.66
9/29/05   502978        258.80
9/29/05   502979        137.45
9/29/05   502980      1,450.20
9/29/05   502981        152.32
9/29/05   502982        782.58
9/29/05   502983        351.13
9/29/05   502984        308.20
9/29/05   502985         50.54
9/29/05   502986         79.04
9/29/05   502987        204.38
9/29/05   502988        273.73
9/29/05   502989        796.81
9/29/05   502990        186.87
9/29/05   502991      1,018.39
9/29/05   502992      1,845.00
9/29/05   502993      1,383.58
9/29/05   502994        352.80
9/29/05   502995        292.88
9/29/05   502996      3,088.80
9/29/05   502997      8,974.93
9/29/05   502998        252.55
9/29/05   502999         34.43
9/29/05   503000     22,839.89
9/29/05   503001        631.80
9/29/05   503002     18,106.05
9/29/05   503003      1,741.43
9/29/05   503004         98.75
9/29/05   503005      2,722.70
9/29/05   503006        380.97
9/29/05   503007        363.34
9/29/05   503008        182.22
9/29/05   503009         31.28
9/29/05   503010      2,711.46
9/29/05   503011        464.86
9/29/05   503012        465.00
9/29/05   503013      3,261.56
9/29/05   503014        127.50
9/29/05   503015      3,549.00
9/29/05   503016      2,760.00
9/29/05   503017      4,383.50
9/29/05   503018      1,193.44
9/29/05   503019         84.72
9/29/05   503020         73.19
9/29/05   503021     13,879.81
9/29/05   503022      5,595.86
9/29/05   503023      1,339.32
9/29/05   503024      5,671.81
9/29/05   503025      3,021.00
9/29/05   503026        433.12
9/29/05   503027      1,046.05
9/29/05   503028         20.64
9/29/05   503029     16,787.70
9/29/05   503030     39,305.28
9/29/05   503031        562.50
9/29/05   503032      1,848.75
9/29/05   503033         33.00
9/29/05   503034        575.00
9/29/05   503035        131.58
9/29/05   503036        344.16
9/29/05   503037     25,978.86
9/29/05   503038      1,224.73
9/29/05   503039         75.00
9/29/05   503040         50.00
9/29/05   503041      9,078.64
9/29/05   503042      1,214.76
9/29/05   503043      4,500.00
9/29/05   503044         30.75
9/29/05   503045         50.50
                   $288,244.36

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: TOOL PRODUCTS, INC.     Capacity: ___ Shareholder
      Case Number: 04-67610             ___ Officer
                                        ___ Director
                                        ___ Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly   or   Monthly

                                 ______        _______

CURRENT BENEFITS PAID:           Weekly   or   Monthly

   Health Insurance              ______        _______

   Life Insurance                ______        _______

   Retirement                    ______        _______

   Company Vehicle               ______        _______

   Entertainment                 ______        _______

   Travel                        ______        _______

   Other Benefits                ______        _______

   Total Benefits                ______        _______

CURRENT OTHER BENEFITS PAID:     Weekly   or   Monthly

   Rent Paid                     ______        _______

   Loans                         ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Total Other Payments          ______        _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly   or   Monthly

                                 ______           $0


Dated: OCTOBER 20, 2005                 ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Tool Products, Inc.
                                                           Case Number: 04-67610

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE         CARRIER          POLICY PERIOD
--------------         --------------   ------------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                      )
INTERMET CORPORATION, ET AL )   CASE NO: 04-67614
                            )   Chapter 11
                            )   Judge: Marci B. McIvor
WAGNER CASTINGS CO.         )
                     Debtor )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


                                        /s/ Robert E. Belts
Dated: OCTOBER 20, 2005                 ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 9-30-05
($000's)

                                                  CASE #04-67614
                                                      WAGNER
                                                     CASTINGS
                                       -----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   -------------------
Net Sales                                  4,654              60,760

Cost of Goods Sold
Materials and Freight                      2,085              12,439
Wages - Hourly                               624               8,526
Wages-Salary                                 248               3,994
Employee Benefits and Pension                632              13,259
Repairs & Maintenance                         29               2,416
Supplies                                     221               3,307
Utilities                                    222               4,389
Purchased Components/Services                717               9,165
Income(loss) from Pattern Sales              (35)               (126)
Fixed Asset - (gain/loss)                     --                  --
MIS Expense                                   14                 505
Travel & Entertainment                         3                  34
Other Variable Costs                         (75)                747
Depreciation & Amortization                  178               2,548
Other Allocated Fixed Costs                   --                  (5)
Other Fixed Costs                            188               1,874
                                          ------             -------
Cost of Goods Sold                         5,051              63,072

Gross Profit                                (397)             (2,312)

Plant SG&A Expense                            15                 195
SG&A Expense - Allocation (Sched 1)          191               2,250
Other Operating Expenses                   1,234               8,115
                                          ------             -------
Total Operating Expenses                   1,440              10,560

Operating Profit                          (1,837)            (12,872)

Outside Interest Income                       --                  --
Outside Interest (Expense)                    --                  --
Intercompany Interest Income                  --                  --
Intercompany Interest (Expense)             (133)             (1,219)
Charges (From) Affiliates                     --                  --
Charges To Affiliates                         --                  --
Gain/(Loss) On Sales Of Assets                --                  83
Outside Dividend Income                       --                  --
Foreign Exchange Gain/(Loss)                  --                  --
Income/Loss From European Operations          --                  --
Other Income/(Expense)                        --                  (2)
                                          ------             -------
Total Non-Operating Expenses                (133)             (1,138)

Income Before Income Taxes                (1,970)            (14,010)

Income Tax Expense                            --                  --

                                          ------             -------
Net Income                                (1,970)            (14,010)
                                          ======             =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                    September
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            September
                                            ---------
Officer Compensation                         $  189
Salary Expense other Employees                  949
Employee Benefits and Pension                  (166)
Payroll Taxes                                    49
Other Taxes                                      (1)
Rent and Lease Expense                          203
Interest Expense
Insurance                                        54
Automobile and Truck Expense                     11
Utilities(Gas Electric,Phone)                    51
Depreciation                                     87
Travel and Entertainment                        155
Repairs and Maintenance                          40
Advertising/Promotion                             0
Supplies, Office Expense                         33

OTHER:
Contributions                                     0
Professional Fees - Audit/Tax                   350
Bank Fees                                         0
Public Reporting Fees                          (100)
Employee Relocation/Training                      5
Data Processing                                  25
Dues and Subscriptions                           12
Outside Services                                245
Project Development Costs net of Billings        19
Director Fees                                    25
Miscellaneous                                     1
Legal Fees                                       26
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (204)
                                             ------
                                             $1,979
                                             ======

Allocation:
Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       327
                                             ------
Total                                        $1,979
                                             ======

Intermet Corp. and Subsidiaries                                   Case #04-67614
Balance Sheet as of 09-30-05
($0007's)

                                                    Wagner
                                                   Castings
                                                --------------
Cash And Equivalents                               $     (8)
Accounts Receivable                                   7,599
Short-Term Intercompany Receivables                      --
Inventories                                           5,946
Other Current Assets                                    268
                                                   --------
   TOTAL CURRENT ASSETS                              13,805

Land and Buildings                                    2,412
Machinery & Equipment                                57,427
Construction In Progress                                782
                                                   --------
Total Fixed Assets                                   60,621
Accumulated Depreciation                            (53,371)
                                                   --------
   NET FIXED ASSETS                                   7,250

Investment In Subsidiaries                               --
Investment In European Operations                        --
Long-Term Intercompany Receivables                       --
Deferred Taxes, Long-Term Asset                          --
Other Assets                                            121
                                                   --------
   TOTAL ASSETS                                    $ 21,176
                                                   ========
                                                   $227,454

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
   Accounts Payable                                $  1,141
   Wages and Salaries (See schedule)                  2,639
   Taxes Payable - (See schedule)                       546
                                                   --------
      TOTAL POST PETITION LIABILITIES                 4,326

SECURED LIABILITIES:
SECURED DEBT                                             --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                  --
   Accrued Tax - State                                   --
   Accrued Property Taxes                                --
   Accrued Workers Comp                               1,161
   Accrued Payroll                                       14
   Accrued Payroll Taxes                                 --
                                                   --------
   TOTAL TAXES AND OTHER PRIORITY LIABILITIES         1,175

   UNSECURED LIABILITIES
   Accounts Payable                                   6,291
   Senior  & IDR Bonds                                   --
                                                   --------
   TOTAL UNSECURED LIABILITIES                        6,291

   OTHER LIABILITIES
   Accrued Liabilities                                  686
   Short-Term Intercompany Payables                     248

   Retirement Benefits                                1,038
   Deferred Taxes - Long-Term Liability                  --
   Other Long-Term Liabilities                           --
   Long-Term Intercompany Payables                    4,677
   Minority Interest                                     --
                                                   --------
   TOTAL LIABILITIES                                 18,441

   Common Stock                                          --
   Capital In Excess Of Par Value                    17,027
   Retained Earnings - Prepetition                     (282)
   Retained Earnings - Post Petition                (14,010)
   Equity In European Operations
   Accumulated Translation Adjustment                    --
   Minimum Pension Liability Adjustment                  --
   Unearned Restricted Stock                             --
                                                   --------
   TOTAL SHAREHOLDER EQUITY                           2,735
                                                   --------
   TOTAL LIABILITIES AND EQUITY                    $ 21,176
                                                   ========

PERIOD ENDED: 08-31-05           WAGNER CASTINGS COMPANY          CASE #04-67614

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                 Balance
                                        as of       Accrued /    Payments /      as of
                                       08-31-05      Withheld     Deposits      09-30-05
                                     -----------   -----------   ----------   -----------
Income tax withheld: Federal           ($135,078)    ($257,151)  $  125,717     ($266,511)
Income tax withheld: State                     0       (48,423)      36,745       (11,678)
Income tax withheld: Local                     0             0            0             0
FICA Withheld                             (1,142)     (206,639)     194,863       (12,917)
Employers FICA                           (14,004)            0            0       (14,004)
Unemployment Tax: Federal                    (18)         (118)         135            (1)
Unemployment Tax: State                     (280)       (3,153)       3,266          (167)
All Other Payroll W/H                     (8,411)      (90,268)      82,043       (16,636)

State Taxes: Inc./Sales/Use/Excise            (0)          507            0           507
Property Taxes                           (55,934)       (6,000)         341       (61,593)

Workers Compensation                     (72,519)      (94,886)       4,203      (163,202)
                                     -----------   -----------   ----------   -----------
Total                                  ($287,386)    ($706,130)  $  447,313     ($546,203)

Wages and Salaries                    (2,116,294)   (1,372,489)     850,083    (2,638,701)
                                     -----------   -----------   ----------   -----------
Grand Total                          ($2,403,680)  ($2,078,619)  $1,297,396   ($3,184,904)
                                     ===========   ===========   ==========   ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total      0-30 Days   30-60 Days   Over 60 Days
----------------------------   ----------   ----------   ----------   ------------
Accounts Payable               $1,140,964   $1,140,964    $      0     $        0
Accounts Receivable            $9,133,216   $6,375,794    $322,333     $2,435,090

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS: MONTHLY CASH STATEMENT
MONTH ENDED 9/30/2005

                                                              CASE # 04-67614
                                                         WAGNER CASTINGS (DECATUR)
                                            ---------------------------------------------------
       ACCOUNT TYPE                           DEPOSIT         AP       PR (HOURLY)   PR (SALARY)
        ACCOUNT #                           5401086433    2770716518    2770716500    2770716666
           BANK                             Stan. Fed.    Stan. Fed.    Stan. Fed.    Stan. Fed.
       ------------                         ----------   -----------   -----------   -----------
BEGINNING BANK BALANCE                              --            --          --           --
RECEIPTS                                     4,317,843            --          --           --
TRANSFERS IN (CORPORATE)                            --     1,724,370     212,400        8,882
DISBURSEMENTS                                       --    (1,724,370)   (212,400)      (8,882)
TRANSFERS OUT (CORPORATE)                   (4,317,843)           --          --           --
                                            ----------   -----------    --------       ------
ENDING BANK BALANCE                                 --            --          --           --

MATERIALS & OTHER DISBURSEMENTS PAID FOR
   BY CORPORATE                                              409,578
CHECKS ISSUED                                              1,596,801
PAYROLL DISBURSED (INCLUDES PAYROLL PAID
   BY CORPORATE)                                           1,584,552
CORPORATE DEBIT MEMOS                                         61,372
                                                         -----------
TOTAL DISBURSEMENTS (SEE TOTAL
   DISBURSEMENTS RECONCILIATION)                         $ 3,652,302
                                                         ===========

OUTSTANDING CHECKS AS OF AUGUST 31                           297,685
VOIDED CHECKS OUTSTANDING AS OF AUGUST 31                    (15,671)
CHECKS ISSUED DURING SEPTEMBER                             1,596,801
CHECKS CLEARED DURING SEPTEMBER                           (1,724,370)
                                                         -----------
OUTSTANDING CHECKS AS OF SEPTEMBER 30
   (SEE OUTSTANDING CHECKLIST)                           $   154,445
                                                         ===========

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
SEPTEMBER 2005

                                                 TOTAL
                  VENDOR                     DISBURSEMENTS
                  ------                     -------------
ABB INC                                       $    645.24
ACCOUNTEMPS                                      8,144.52
ADA JACKSON                                        440.00
ADECCO                                           4,428.00
ADVANCED CARBIDE TOOL                              438.30
AETNA US HEALTHCARE                             17,757.21
AIR LIQUIED INDUSTRIAL US LP                     5,745.56
ALLAN SCROGGINS                                    150.00
AMERENIP                                       260,911.36
AMERICASH LOANS LLC                                297.43
ARAMARK UNIFORM SERVICES INC                     1,691.94
ARCH WIRELESS                                      864.80
ARCHIE JOHNSON                                     440.00
AT&T                                             1,357.65
AT&T                                                52.35
BALTIMORE AIRCOIL CO INC                            51.00
BARR & BARR                                        273.83
BEARING DISTRIBUTORS INC                         1,772.17
BENTONITE PERFORMANCE MINERALS                  64,875.00
BERNARD JACKSON                                  1,564.77
BETTY HAMILTON                                     440.00
BILLY SHINGLETON AND                             4,909.87
BLACK & CO #11                                   4,342.27
BLASTEC INC                                        298.94
BODINE ELECTRIC OF DECATUR                         138.00
BODINE ENVIRONMENTAL SERVICE                     5,107.50
BODINE SERVICES INC                              3,167.12
BOULEVARD PROPERTIES LLC                           856.25
BOWMAN HEINTZ BOSCIA & VICIAN                      167.48
BRAKE AND CLUTCH                                    51.00
BROWN HAWKINS BASOLA MATTING                       355.33
Bruechert, Paul                                     63.75
BUEL COLE                                          440.00
BUSCHE ENTERPRISE DIVN INC                     254,626.21
C C FIRE EQUIPMENT CO INC                        1,037.70
CARCO INC                                          320.00
CHAMPION CHISEL WORKS INC                        2,112.72
CHARLES BEDFORD OD/DEC EYECARE                      86.55
CHARLES GRAVES                                   4,000.00
CHRIS INCORPORATED                               1,357.00
CITY OF DECATUR                                 17,662.67
CLEVE HUFF JR                                       97.19
CONTINENTAL CARBONIC PROD INC                      486.95
CONVEYOR COMPONENTS                                294.00
CONWAY CENTRAL EXPRESS                             477.48
CORN BELT FS INC                                    17.04
CRESCENT BEARING & SUPPLY INC                      162.24
D WAYNE COLLINS                                    140.00
DALE'S SOUTHLAKE PHARMACY                          121.11
DAMON LEE                                          440.00
DAUBER COMPANY                                   6,576.00
DAVID RIGHTNOWAR                                   440.00
DE LAGE LANDEN FIN SERVICES                      1,965.00
DECATUR EMERG MEDICAL SERV                         196.00
DECATUR MDICAL DENTAL CR UNION                     376.49
DECATUR MEMORIAL HOSPITAL                          415.83
Dell                                             1,456.55
Deltamation                                     13,615.00
DHL EXPRESS                                         41.06
DISA INDUSTRIES INC                                384.00
DONNELLY AUTOMOTIVE MACH INC                     2,327.04
ELECTRO-NITE CO                                  4,643.44
ENBRIDGE GAS SERVICES                           42,889.12
ENGLEWOOD ELECTRIC                                  78.00
FAIRMONT MINERALS                                3,062.00
FAMILY SUPPORT PAYMENT CENTER                      297.08
FANNIE DAVIS                                       338.74
FIVE MORRS                                         299.50

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
SEPTEMBER 2005

                                                 TOTAL
                  VENDOR                     DISBURSEMENTS
                  ------                     -------------
FLO PRODUCTS INC                                     90.60
FRANK REED                                          440.00
FRANK REED AND                                    1,500.00
FRISBY PMC                                      165,226.50
G G BARNETT TRANSPORT INC                         2,872.22
GARY HIRONIMUS                                       97.19
GE CAPITAL                                          642.02
GERDAU AMERISTEEL                                 4,272.00
GLENN ZILLS                                         640.00
GLOVER COURT REPORTING                              204.90
GRAINGER INC                                        322.35
GULLY TRANSPORTATION                              6,451.30
HA INTERNATIONAL LLC                             25,356.32
HAGERTY BROTHERS CO                                 592.37
HARBOR FREIGHT TOOLS                                117.93
HARRY BOND                                          440.00
HARRY E HILLS & ASSOC                             3,899.80
HTE TECH                                             79.44
ILL STUDENT ASSISTANCE COMM                         200.00
ILLINOIS CHARITY BUREAU FUND                        115.00
ILLINOIS DEPT OF REVENUE                            214.00
ILLINOIS ENVIRONMENTAL                            6,406.00
INNOVATIVE LABELING SOLUTIONS                       495.00
INTERNAL REVENUE SERVICE                            392.50
IVORY CURRY                                         440.00
J C JELKS                                           440.00
J.D. FINLEY                                         440.00
JAMES GAVIN                                         440.00
JAMES GREEN                                         440.00
JAMES JONES                                         669.16
JAMES REED                                          440.00
JEFF COCHRAN                                        403.33
JERRY SHERWOOD                                      440.00
JMS HAND ASSOCIATES S.C.                          1,296.59
JOHN H GERMERAAD - TRUSTEE                        2,824.64
JOHN HENRY FOSTER CO                                610.37
JOHN ISOME AND                                   37,557.52
JOHN MULLINS AND                                  3,169.23
KANSAS PAYMENT CENTER                               276.92
KELLY CONSTRUCTION                                  509.68
KENNETH E PRATT AND                              10,000.00
KENT RUDBECK                                        300.00
KING-LAR CO                                         993.00
KOPETZ MFG INC                                    3,082.00
L & N INDUSTRIES INC                              2,012.54
LAKE OF DECATUR INC                                  27.96
LAND OF LINCOLN CREDIT UNION                     47,352.52
LARPEN METALLURGICAL SERVICE                     39,900.00
LARRY BONNELL                                       440.00
LARRY HAYES                                         440.00
LARRY TURPIN AND                                  5,000.00
LEADING EDGE ENTERPRISES INC                        543.80
LEVOY REED                                          440.00
LINDAHL GROSS LIEVOIS                             3,847.69
LOCAL #6-728 PACE                                 5,897.20
LOUIS THOMAS                                        440.00
LYNN ZASADA                                         440.00
M H EQUIPMENT                                       238.20
M H EQUIPMENT CORP                                1,883.12
MANCINOS                                             74.44
MARSHALL F BRUSTEIN                                  75.00
MARTIN BRUMETT                                    4,962.43
MARVIN BRANDT                                       440.00
MARVIN KELLER TRUCKING                              400.00
Mercer                                           29,426.00
Mercer                                           16,758.00
METOKOTE CORP                                     8,735.06
MICRO TEK PATTERN INC                             6,925.00
MIDWEST CREDIT & COLLECTION                         166.17

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
SEPTEMBER 2005

                                                 TOTAL
                  VENDOR                     DISBURSEMENTS
                  ------                     -------------
MORGAN DISTRIBUTING INC                           6,401.81
MORGAN EXPRESS INC                               51,002.06
MOTION INDUSTRIES INC                             1,123.54
NATIONAL CITY                                       139.50
NATIONAL CITY BANK                               15,397.83
NEAL TIRE & BATTERY                                 267.60
NIRMAL DATTA                                      1,837.03
NORFOLK SOUTHERN RAILWAY CO                         880.00
OMNISOURCE FT WAYNE FERR DIV                    155,883.84
ONYX WASTE SERVICES MIDWEST                      53,367.23
Payroll Issued (Includes Corp Disbursments    1,584,551.69
PERFECT WINDOW CLEANERS                           2,108.05
PHILLIP DANNEWITZ                                   440.00
PIONEER INDUSTRIAL CORP                             177.76
POWER SUPPLY OF ILLINOIS                            954.24
PRAIRIE IDEALEASE                                 1,449.00
PRIMETRADE                                      109,860.01
PROCESS EQUIPMENT & CONTROLS                        648.24
PRODUCT ACTION                                   13,547.50
RADIOLOGICAL ASN OF DECATUR                         248.00
REFRACTORY SALES & SRV CO INC                     1,100.00
REGIONS MORGAN KEEGAN TRUST                       5,300.00
RENEE HADDEN                                        200.00
RENTAL SERVICE CORP                               1,366.80
RICHARD COLE                                        440.00
RICK WALLACE                                        377.48
ROBERTS SINTO CORP                                2,146.70
ROGER L ECHELMEIER CO                               (51.00)
ROLAND MABRY                                        440.00
S J SMITH WELDING SUPPLY                          3,399.57
SAFETY-KLEEN CORP                                   396.00
SAFEWORKS                                         1,604.57
SAFEWORKS-IL OF COLES COUNTY                      1,863.10
SBC                                               1,569.60
SBC GLOBAL SERVICES INC                           1,998.20
SCOTT SALOMONSON                                     41.24
SECURITAS SEC SVCS USA INC                        8,254.26
SHERRI GRIMES                                     2,197.50
SLIGO STEEL                                          43.35
SOPH TECH                                           163.00
SOURCE ONE SUPPLY CORP                              342.71
SPRINGFIELD ELECTRIC                              1,349.70
ST MARY'S HOSPITAL                                  831.60
STAHL COWEN CROWLEY                             125,335.80
STATE TREASURER EX-OFFICIO                          391.28
STONE CONTAINER CORP                             65,257.80
STRIGLOS OFFICE EQUIPMENT                           138.24
STUART BAKER MD                                      71.25
T/CCI MANUFACTURING LLC                          90,615.42
TAX COMMISSIONER                                    340.96
TENNECO AUTOMOTIVE                               12,455.98
THOMAS H BOWDRE                                     440.00
TORUS MACHINING                                  13,778.44
TRACY CAUSEY                                         71.57
TRANSMAN                                         24,372.61
TYCO VALVES AND CONTROLS                           (648.24)
TYDUS GREEN                                         440.00
U S DEPARTMENT OF EDUCATION                         330.58
U S HARDWOOD PRODUCTS                            13,764.96
UNITED WAY OF DEC & MID-IL                        1,088.50
VERIZON WIRELESS                                    361.26
WABEL TOOL CO                                    35,298.00
WALGREENS TREASURE DEPARTMENT                        70.37
WALZ EQUIPMENT                                    2,085.35
WARD NORTH AMERICA INC                            4,406.00
WATTS COPY SYSTEMS INC                            1,019.30
WHEELABRATOR                                        698.40
WI SCTF                                             384.00
WILKENS-ANDERSON CO                                  37.90

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
SEPTEMBER 2005

                                                 TOTAL
                  VENDOR                     DISBURSEMENTS
                  ------                     -------------
WILLIAM A KIBBE & ASSOC INC                       2,610.00
WILLIAM WALKER                                      440.00
WINGATE INN                                         739.20
WORKING RX                                           39.35
X-R-I TESTING DIV                                 2,425.25
                                             -------------
                                             $3,652,302.20

DECATUR
CASE # 04-67614
AT OF 9/30/05

DECATUR - BANK RECONCILIATION

Bank Balance                        $        --

Actual Outstanding Checks            154,445.36
Actual Outstanding Payroll Checks    162,517.69
Misc Reconciling Items
Adjusted in October.                  (1,000.00)
                                    -----------
                                     315,963.05

Unadjusted GL Balance                315,963.05
                                    -----------
Difference                          $        --
                                    ===========

DECATUR
OUTSTANDING CHECKS
CASE # 04-67614

  DATE     CHECK   OUTSTANDING
-------   ------   -----------
8/24/05   122909   $    100.00
 9/7/05   123109      1,598.40
 9/7/05   123154      5,000.00
 9/7/05   123156      5,897.20
9/14/05   123256      1,148.34
9/14/05   123267        426.79
9/16/05   123320        204.90
9/16/05   123325        795.16
9/21/05   123392        426.79
9/27/05   123420        320.32
9/27/05   123424        345.40
9/27/05   123425        607.00
9/27/05   123426     17,662.67
9/27/05   123428         70.00
9/27/05   123429      6,576.00
9/27/05   123430         41.06
9/27/05   123433        299.50
9/27/05   123434      1,318.20
9/27/05   123435         76.00
9/27/05   123436      1,219.20
9/27/05   123438        426.79
9/27/05   123439      3,082.00
9/27/05   123442         74.44
9/27/05   123443        235.95
9/27/05   123444         33.99
9/27/05   123445        520.00
9/27/05   123447        954.24
9/27/05   123449        114.57
9/27/05   123450        356.20
9/27/05   123452     12,949.47
9/27/05   123455      5,027.88
9/27/05   123457        136.50
9/27/05   123458        255.89
9/27/05   123462     54,822.45
9/28/05   123476         73.27
9/28/05   123478     15,769.53
9/28/05   123479        438.30
9/28/05   123480         69.23
9/28/05   123482        962.64
9/28/05   123483      3,089.21
9/28/05   123485      5,249.53
9/28/05   123486        340.96
9/28/05   123487         20.80
9/28/05   123488         95.00
9/28/05   123489         37.90
9/21/05   129013        570.08
9/29/05   129018        319.14
9/30/05   129019      1,332.00
9/30/05   129020      2,751.21
9/30/05   129021        203.26
                   -----------
                   $154,445.36
                   ===========

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: WAGNER CASTINGS CO.     Capacity: ___ Shareholder
      Case Number: 04-67614             ___ Officer
                                        ___ Director
                                        ___ Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

Current Compensation Paid:       Weekly   or   Monthly

                                 ______        _______

Current Benefits Paid:           Weekly   or   Monthly

   Health Insurance              ______        _______

   Life Insurance                ______        _______

   Retirement                    ______        _______

   Company Vehicle               ______        _______

   Entertainment                 ______        _______

   Travel                        ______        _______

   Other Benefits                ______        _______

   Total Benefits                ______        _______

CURRENT OTHER BENEFITS PAID:     Weekly   or   Monthly

   Rent Paid                     ______        _______

   Loans                         ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Other (Describe)              ______        _______

   Total Other Payments          ______        _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly   or   Monthly

                                 ______        $0


Dated: OCTOBER 20, 2005                 ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Wagner Castings Co.
                                                           Case Number: 04-67614

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER         POLICY PERIOD
   --------------          -------         -------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED SEPTEMBER 30, 2005:

IN RE:                      )
INTERMET CORPORATION, ET AL )   CASE NO: 04-67611
                            )   Chapter 11
                            )   Judge: Marci B. McIvor
WAGNER HAVANA, INC.         )
                     Debtor )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: OCTOBER 20, 2005                 /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp and Subsidiaries
Operating Statement
For the Month Ended 9-30-05
($000's)

                                          CASE #04-67611 WAGNER HAVANA
                                       ----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   ------------------
Net Sales                                    --                  --

Cost of Goods Sold
Materials and Freight                        --                  --
Wages - Hourly                               --                  --
Wages-Salary                                 --                  --
Employee Benefits and Pension                39                 574
Repairs & Maintenance                        --                  --
Supplies                                     --                  50
Utilities                                    12                  75
Purchased Components/Services                --                  (1)
Income(loss) from Pattern Sales              --                  --
Fixed Asset - (gain/loss)                    --                  --
MIS Expense                                  --                   1
Travel & Entertainment                       --                  --
Other Variable Costs                         --                  85
Depreciation & Amortization                  --                  --
Other Allocated Fixed Costs                  --                  --
Other Fixed Costs                            18                 240
                                            ---              ------
Cost of Goods Sold                           69               1,024

Gross Profit                                (69)             (1,024)

Plant SG&A Expense                           --                  --
SG&A Expense - Allocation (Sched 1)          --                  --
Other Operating Expenses                     --               4,895
                                            ---              ------
Total Operating Expenses                     --               4,895

Operating Profit                            (69)             (5,919)

Outside Interest Income                      --                  --
Outside Interest (Expense)                   --                  --
Intercompany Interest Income                 --                  --
Intercompany Interest (Expense)              --                  (5)
Charges (From) Affiliates                    --                  --
Charges To Affiliates                        --                  --
Gain/(Loss) On Sales Of Assets               --                 188
Outside Dividend Income                      --                  --
Foreign Exchange Gain/(Loss)                 --                  --
Income/Loss From European Operations         --                  --
Other Income/(Expense)                       --                 232
                                            ---              ------
Total Non-Operating Expenses                 --                 415
Income Before Income Taxes                  (69)             (5,504)
Income Tax Expense                           --                  --
                                            ---              ------
Net Income                                  (69)             (5,504)
                                            ===              ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                    September
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            September
                                            ---------
Officer Compensation                         $  189
Salary Expense other Employees                  949
Employee Benefits and Pension                  (166)
Payroll Taxes                                    49
Other Taxes                                      (1)
Rent and Lease Expense                          203
Interest Expense
Insurance                                        54
Automobile and Truck Expense                     11
Utilities(Gas Electric,Phone)                    51
Depreciation                                     87
Travel and Entertainment                        155
Repairs and Maintenance                          40
Advertising/Promotion                             0
Supplies, Office Expense                         33

OTHER:

Contributions                                     0
Professional Fees - Audit/Tax                   350
Bank Fees                                         0
Public Reporting Fees                          (100)
Employee Relocation/Training                      5
Data Processing                                  25
Dues and Subscriptions                           12
Outside Services                                245
Project Development Costs net of Billings        19
Director Fees                                    25
Miscellaneous                                     1
Legal Fees                                       26
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (204)
                                             ------
                                             $1,979
                                             ======

Allocation:

Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       327
                                             ------
Total                                        $1,979
                                             ======

Internet Corp. and Subsidiaries                                   CASE #04-67611
Balance Sheet as of 09-30-05
($000's)

                                              WAGNER
                                              HAVANA
                                             -------
Cash And Equivalents                         $    --
Accounts Receivable                              265
Short-Term Intercompany Receivables                4
Inventories                                      188
Other Current Assets                              --
                                             -------
   TOTAL CURRENT ASSETS                          457

Land and Buildings                             1,217
Machinery & Equipment                         10,243
Construction In Progress                          --
                                             -------
Total Fixed Assets                            11,460
Accumulated Depreciation                      (9,610)
                                             -------
   NET FIXED ASSETS                            1,850

Investment In Subsidiaries                        --
Investment In European Operations                 --
Long-Term Intercompany Receivables                --
Deferred Taxes, Long-Term Asset                   --
Other Assets                                      --
                                             -------
   TOTAL ASSETS                              $ 2,307
                                             =======

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                             $    14
Wages and Salaries (See schedule)                 --
Taxes Payable - (See schedule)                    60
                                             -------
   TOTAL POST PETITION LIABILITIES                74

SECURED LIABILITIES:
SECURED DEBT                                      --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
Accrued Income Taxes                              --
Accrued Tax - State                               --
Accrued Property Taxes                            --
Accrued Workers Comp.                            491
Accrued Payroll                                   --
Accrued Payroll Taxes                             --
                                             -------
   TOTAL TAXES AND OTHER PRIORITY
      LIABILITIES                                491

UNSECURED LIABILITIES

Accounts Payable                                 179
Senior & IDR Bonds                                --
                                             -------
   TOTAL UNSECURED LIABILITIES                   179

OTHER LIABILITIES
Accrued Liabilities                               (1)
Short-Term Intercompany Payables                  --
Retirement Benefits                               --
Deferred Taxes - Long-Term Liability              --
Other Long-Term Liabilities                       --
Long-Term Intercompany Payables                7,500
Minority Interest                                 --
                                             -------
   TOTAL LIABILITIES                           8,243

Common Stock                                      --
Capital In Excess Of Par Value                 9,349
Retained Earnings - Prepetition               (9,781)
Retained Earnings - Post Petition             (5,504)
Equity In European Operations
Accumulated Translation Adjustment                --
Minimum Pension Liability Adjustment              --
Unearned Restricted Stock                         --
                                             -------
   TOTAL SHAREHOLDER EQUITY                   (5,936)
                                             -------
   TOTAL LIABILITIES AND EQUITY              $ 2,307
                                             =======

PERIOD ENDED: 09/30/05                                            CASE #04-67611

                                  WAGNER HAVANA

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                              Balance
                                       as of     Accrued /   Payments /     as of
                                     8/31/2005    Withheld    Deposits    9/30/2005
                                     ---------   ---------   ----------   ---------
Income tax withheld: Federal         $       0   $      0        $0       $       0
Income tax withheld: State                   0          0         0               0
Income tax withheld: Local                   0          0         0               0
FICA Withheld                                0          0         0               0
Employers FICA                               0          0         0               0
Unemployment Tax: Federal                    0          0         0               0
Unemployment Tax: State                      0          0         0               0
All Other Payroll W/H                        0          0         0               0
State Taxes: Inc./Sales/Use/Excise           0          0         0               0
Property Taxes                         (53,417)    (7,015)        0         (60,432)
Workers Compensation                         0          0         0               0
                                     ---------   --------        --       ---------
Total                                 ($53,417)   ($7,015)       $0        ($60,432)
Wages and Salaries                           0          0         0               0
                                     ---------   --------        --       ---------
Grand Total                           ($53,417)   ($7,015)       $0        ($60,432)
                                     =========   ========        ==       =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)    Total    0-30 Days   30-60 Days   Over 60 Days
----------------------------   -------   ---------   ----------   ------------
Accounts Payable               $13,576    $13,576        $0            $0
Accounts Receivable            $     0    $     0        $0            $0

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS: MONTHLY CASH STATEMENT
MONTH ENDED 9/30/2005



                                              CASE # 04-67611
                                               WAGNER HAVANA
                                              ---------------
TOTAL DISBURSEMENTS (CORPORATE DEBIT MEMOS)       $19,372

NOTES

Havana's payroll is consolidated with the Corporate payroll due to immateriality.

Havana's disbursements are paid and allocated by Corporate.

Havana had no active bank accounts during the current month.

WAGNER HAVANA, INC.                                            CASE NO. 04-67611
CASH DISBURSEMENTS
SEPTEMBER 2005

        VENDOR           TOTAL DISBURSEMENTS
        ------           -------------------
AMERENCIPS                    $ 8,262.06
CITY OF HAVANA                      9.42
ILLINOIS ENVIRONMENTAL            500.00
SECURITAS                      10,600.02
                              ----------
                              $19,371.50

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: SEPTEMBER 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: WAGNER HAVANA, INC.     Capacity: ___ Shareholder
      Case Number: 04-67611             ___ Officer
                                        ___ Director
                                        ___ Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______           $0


Dated: OCTOBER 20, 2005                 ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Wagner Havana, Inc.
                                                           Case Number: 04-67611

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE             CARRIER         POLICY PERIOD
--------------             -------         -------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.